UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: (811-07237)

Exact name of registrant as specified in charter: Putnam Investment Funds

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
One International Place
Boston, Massachusetts 02110

Registrant’s telephone number, including area code: (617) 292-1000

Date of fiscal year end: August 31, 2008

Date of reporting period: September 1, 2007— August 31, 2008

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

Putnam International Capital Opportunities Fund

FUND SYMBOL (CLASS A SHARES): PNVAX

8|31|08

Annual Report

PUTNAM INVESTMENTS

BLEND FUNDS invest opportunistically in a variety of stocks, such as growth stocks and value stocks.

What makes
Putnam different?

A time-honored tradition in money management

Since 1937, our values have been rooted in a profound sense of responsibility for the money entrusted to us.

A prudent approach to investing

We use a research-driven team approach to seek consistent, dependable, superior investment results over time, although there is no guarantee a fund will meet its objectives.

Funds for every investment goal

We offer a broad range of mutual funds and other financial products so investors and their financial representatives can build diversified portfolios.

A commitment to doing what’s right for investors

With a focus on investment performance, below-average expenses, and in-depth information about our funds, we put the interests of investors first and seek to set the standard for integrity and service.

Industry-leading service

We help investors, along with their financial representatives, make informed investment decisions with confidence.

In 1830, Massachusetts Supreme Judicial Court Justice Samuel Putnam established The Prudent Man Rule, a legal foundation for responsible money management.

THE PRUDENT MAN RULE

All that can be required of a trustee to invest is that he shall conduct himself faithfully and exercise a sound discretion. He is to observe how men of prudence, discretion, and intelligence manage their own affairs, not in regard to speculation, but in regard to the permanent disposition of their funds, considering the probable income, as well as the probable safety of the capital to be invested.

Putnam
International
Capital
Opportunities Fund

8 | 31 | 08
Annual Report

Message from the Trustees	1
About the fund	2
Performance and portfolio snapshots	4
Interview with your fund’s Portfolio Team	5
Performance in depth.	9
Expenses	11
Portfolio turnover	13
Risk	13
Your fund’s management.	14
Terms and definitions	15
Trustee approval of management contract	16
Other information for shareholders.	19
Financial statements	20
Federal tax information	36
Brokerage commissions.	36
About the Trustees	37
Officers	40

Cover photograph: © Marco Cristofori

Message from the Trustees

Dear Fellow Shareholder:

The financial markets are currently experiencing the kind of upheaval not seen in many years. Investor confidence has been shaken by losses across a range of sectors worldwide and by the collapse of several financial industry companies We are encouraged by the federal government’s swift, decisive actions, which we believe will restore stability to the financial system in due course. It should be pointed out that indicators of economic activity in the broader economy, while pointing to slower growth in the near term, still describe a solid underlying business environment.

As a shareholder of this fund, you should feel confident about the financial standing of Putnam Investments. Our parent companies, Great-West Lifeco and Power Financial Corporation, are among the largest and most successful organizations in the financial services industry. All three companies are well capitalized with strong cash flows.

Lastly, we are pleased to announce that Robert L. Reynolds, a well-known leader and visionary in the mutual fund industry, has joined the Putnam leadership team as President and Chief Executive Officer of Putnam Investments, effective July 1, 2008. Charles E. Haldeman, Jr., former President and CEO, has taken on the role of Chairman of Putnam Investment Management, LLC, the firm’s fund management company. He continues to serve as President of the Funds and as a Trustee.

Mr. Reynolds brings to Putnam substantial industry experience and an outstanding record of success, including serving as Vice Chairman and Chief Operating Officer at Fidelity Investments from 2000 to 2007. We look forward to working with Bob as we continue our goal to position Putnam to exceed our shareholders’ expectations.

We would also like to take this opportunity to welcome new shareholders to the fund and to thank all of our investors for your continued confidence in Putnam during these challenging times.

About the fund
Targeting smaller international companies

In international economies, as in the United States, small and midsize companies can offer attractive long-term investment potential. Such companies can seize new opportunities quickly or occupy profitable business niches. International markets may be particularly fertile ground, compared with the United States, because relatively fewer research analysts cover smaller companies overseas.

Putnam International Capital Opportunities Fund has invested in stocks of small and midsize international companies since late 1995. Though such stocks carry the risk of greater price fluctuations, they may also offer potentially strong gains.

While investing in companies located in other countries involves risk, including the possibility of currency fluctuations, economic instability, and political developments, it may also give your money a chance to grow, even during a downturn in the U.S. economy. That’s because international economies generally follow a different business cycle than the United States. In foreign markets, interest rates are managed by institutions like the European Central Bank or the Bank of Japan. Also, while foreign currencies such as the euro, the yen, and the pound fluctuate in value, your investment may benefit if these currencies strengthen against the U.S. dollar.

With thousands of smaller-company securities around the world to choose from, the management team relies on the proprietary research of Putnam analysts to select fund holdings. For access to information about international companies, Putnam has analysts in London and Tokyo, as well as in Boston.

Reflecting Putnam’s blend strategy, the portfolio can hold both value and growth stocks without a bias toward either style. This flexibility may help keep the fund diversified given the risks of changing market conditions. In addition to developed markets, including Europe, Japan, Australia, and Canada, the fund can invest in emerging markets, which may offer faster rates of economic growth despite greater risk of volatility and illiquid securities. In all its decisions, the management team is guided by Putnam’s risk controls, which call for regular review of fund holdings and the discipline to sell stocks when they reach what the team considers their true worth.

For more than 12 years, the fund has helped investors benefit from investing in small and midsize international companies.

In-depth analysis is key to
successful stock selection

Drawing on the expertise of a dedicated team of stock analysts, the fund’s management team seeks stocks that are believed to be mispriced by the market. Once a stock is selected for the portfolio, it is regularly assessed by members of the team to ensure that it continues to meet their criteria, including:

Quality Look for high-quality companies, seeking characteristics such as solid management teams and sound business models that create strong cash flows.

Valuation Carefully consider how each stock is valued, seeking stocks whose valuations are attractive relative to the company’s growth potential.

Cash flow Examine each company’s financials, particularly the amount of cash a company generates relative to the earnings that it reports, and target those believed to offer attractive and sustainable cash flow.

Putnam International Capital Opportunities Fund’s holdings
have spanned many sectors and international markets.

Performance and portfolio snapshots

Average annual total return (%) comparison as of 8/31/08

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See pages 5 and 9–10 for additional performance information. For a portion of the periods, this fund may have limited expenses, without which returns would have been lower. A 1% short-term trading fee may apply. To obtain the most recent month-end performance, visit www.putnam.com.

“Today we have reason for optimism because
securities in today’s markets are unusually
cheap, with stock valuations near their lowest
levels since 2002.We believe this increases
the likelihood of capital appreciation over the
next three to five years.”
Joe Joseph, Portfolio Leader, Putnam International Capital Opportunities Fund

The top 10 country allocations represent 75.6% of the portfolio’s net assets and will vary over time. The remaining net assets are allocated among 24 other countries. Allocations may not equal 100%.

Country allocations as of 8/31/08

Joe and Randy, over the past year we have seen a great deal of turmoil in global financial markets. Randy, how has this affected the fund?

Global markets have experienced unusual volatility, punctuated by a broad sell-off in the final months of the fiscal year. This sell-off hasn’t spared any asset class. Most stock indexes are down double digits. It’s always unpleasant to experience declines like the ones we have recently experienced, but the somewhat reassuring point is that the fund’s position relative to the benchmark and the peer group has not fallen off substantially. Our result for the year as a whole was a decline of 19.01%, which was slightly better than the average 19.95% negative return of our peer group, but slightly worse than the fund’s benchmark, which had an 18.83% loss. Foreign currency exposure did hurt the fund’s performance somewhat. The portfolio was not hedged, and when foreign currencies weakened in the final months of the year, it added to the fund’s decline.

Joe, did you make any changes to the portfolio in response to the volatility?

We made no major changes. We have done some small trades to make sure that we did not have significant sector overweights relative to the benchmark. That’s a simple discipline used to reduce risk in down markets, but it did not affect the profile of the fund very much. We usually manage the fund with low turnover, meaning that we trade infrequently, and that hasn’t changed because of market volatility. Our strategy is to have a portfolio of companies that are priced low relative to the amount of earnings that they generate. We can say that, by these measurements, the fund is quite similar to where it was at the beginning of the fiscal year, having what we consider attractive valuations and earnings quality relative to the benchmark.

Randy, have international markets performed better or worse than those in the United States?

Unfortunately, international markets have tumbled like those in the United States, but with a lag. Many U.S. stocks fell during the summer of 2007, while international markets turned downward a little later, after the beginning of the fund’s fiscal year. Then we saw that economic growth in Europe and Japan stalled during the spring and

Broad market index and fund performance

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 8/31/08. See the previous page and pages 9–10 for additional fund performance information. Index descriptions can be found on page 15.

summer months of 2008, at a time when the U.S. economy was rebounding slightly. We don’t think the situation in international markets has been fundamentally worse than that in the United States, but the timing was different, and that is reflected in the relative results during the fund’s fiscal year.

For much of the past year, leadership in international markets was concentrated in momentum-driven stocks, primarily in the energy and basic materials sectors. As economic growth started to weaken, it seemed that only these sectors offered growth potential, because demand for commodities was still outpacing supply. However, during the recent summer months, this trend shifted when demand for oil began to ebb. The former high-performing energy and basic materials stocks fell in price. At the same time, cheaper commodities helped the U.S. dollar rally, which caused even more pessimism in international markets and pushed stock prices lower.

Looking at the bright side, we have begun to see stocks with low valuations beginning to perform better in the past few months than the market averages. We think this is a good sign, an indication that international markets are starting to look beyond the current recessionary conditions and toward a recovery, when a wider variety of stocks are likely to achieve earnings growth.

Joe, can you describe some of the fund’s holdings that performed well?

As Randy just mentioned, basic materials stocks had a good year, until the past few months, and a couple of the fund’s best performers were in this sector. Agrium makes chemical fertilizers, which were in strong demand during the past year. As food prices rose sharply in many regions of the world, many agricultural producers increased their use of fertilizers to help improve crop yields. Another holding, Methanex, makes methanol. Since methanol can be used as a fuel, its price normally fluctuates with the price of natural gas. The company’s earnings benefited from the strong demand for fuels during the period. Both Agrium and Methanex are based in Canada.

For holding Capcom, a Japanese video game maker, the source of profit growth was much different. The company introduced a new version of its popular Street Fighter game, which was well received by the gaming community, and the stock outperformed.

In South Korea, the fund owned Hyundai Heavy Industries, a shipbuilder. This company, a low-cost manufacturer of container ships, benefited from the surge in global trade in recent years. It successfully took market share from Japanese shipyards. As Hyundai appreciated, the market began to price the stock as if its

Top 10 holdings

This table shows the fund’s top 10 holdings and the percentage of the fund’s net assets that each represented as of 8/31/08. Also shown is each holding’s market sector and the specific industry within that sector. Holdings will vary over time.

HOLDING (percentage of fund’s net assets)	SECTOR	INDUSTRY

Methanex Corp. (1.4%)	Basic materials	Chemicals
Vallourec SA (1.2%)	Basic materials	Metals
Actelion NV (1.1%)	Health care	Pharmaceuticals
Teck Cominco, Ltd. Class B (1.1%)	Basic materials	Metals
U-Ming Marine Transport Corp. (1.1%)	Transportation	Shipping
Capcom Co., Ltd. (1.1%)	Technology	Software
Inmet Mining Corp. (1.0%)	Basic materials	Metals
Antofagasta PLC (1.0%)	Basic materials	Basic materials
Hisamitsu Pharmaceutical Co., Inc. (0.9%)	Health care	Pharmaceuticals
Shire PLC (0.9%)	Health care	Pharmaceuticals

recent profit growth would last indefinitely. We valued the company with projections that were closer to its historical average, which led us to conclude the stock was overvalued, and we sold it to lock in profits for the fund.

Two other holdings outperformed the index because of takeover bids. Wing Lung Bank of Hong Kong was acquired by China Merchants Bank. Enodis, a maker of kitchen equipment in the United Kingdom, was bought by Manitowoc Company of the United States at a 60% premium on its stock price at the time. We sold the stocks when the takeovers were announced. We follow this discipline — selling at the time of the takeover bid —because we have learned from experience that it usually helps to avoid the risk of a merger falling through.

Randy, what stocks underperformed?

The decline in commodity prices late in the period, which we described earlier, had a negative impact on two Australian zinc producers, Zinifex and Perilya. The stocks performed well as zinc prices rose in recent years. However, strong prices caused the industry to increase zinc output, which led to increased supplies and a price correction during the summer, as it appeared the global economy would decelerate. With zinc prices lower, we revised our earnings projections for the stocks, and we decided to begin selling the positions, eliminating Zinifex from the portfolio completely by the end of the period. The positions hurt the fund’s relative performance in the period.

We owned Air France because we found its valuation attractive, and we thought the market was overly pessimistic about fuel costs. In the meantime, fuel costs increased, the company had problems with its unionized labor force, and recessionary conditions caused a slowdown in travel. To add to these problems, the possibility of airline consolidation in Europe also fell through. The stock’s price, which we considered cheap when we bought it, has become cheaper. We still believe the stock has the potential to outperform the market when these near-term issues eventually recede, so it remains in the portfolio.

William Hill is a U.K. company that operates a chain of gambling shops. William Hill has a high debt burden, and the market has been punishing companies with high debt levels because they might have trouble financing their operations. We disagree that this is a big risk, because the company’s business is so stable that it generates ample cash flow to allow it to service debt. Gambling revenue tends to remain steady even during periods of economic weakness. We believe concerns about the debt will fade over time.

I N  T H E  N E W S

The price of oil at the beginning of the fund’s fiscal period in September 2007 was near $75 per barrel. It then rose steadily, reaching a peak of $147 during early July. From that point the price tumbled to approximately $110 by the end of August 2008. Expensive oil had contributed to its own demise by taking a toll on the global economy. With businesses and consumers burdened by energy costs, growth slowed not only in Europe but also in Asia, the source of much of the new demand for oil. The International Monetary Fund (IMF) now forecasts slower global growth through the end of 2008. Like the cost of oil, the prices of several other commodities, including precious metals and basic materials, have recently declined.

Joe, what is your outlook for the fund for the coming fiscal year?

We generally don’t make market predictions, but today we have reason for optimism because, we believe stock prices

Comparison of top country weightings

This chart shows how the fund’s top weightings have changed over the past six months. Weightings are shown as a percentage of net assets. Holdings will vary over time.

are unusually low in today’s markets. Stock valuations are at their lowest level since 2002. The average valuation of stocks in the portfolio is about 10 or 11 times earnings. Of course, we recognize that, unfortunately, there probably will be more volatility in the short run. However, we don’t foresee a major drop in corporate earnings in 2009 for most sectors. Overall, these conditions give us a positive outlook for the likelihood of capital appreciation over the next three to five years.

In recessionary conditions like those we have seen, the market favors companies with stable, predictable earnings. That’s why momentum investors did well over the past year. Recently, stocks with attractive valuations but more variable earnings have been performing better, which indicates that the market is starting to look past the recession. We think investors will want to own stocks with the possibility of an upswing in profits relative to their stock prices. In our view, this portfolio owns stocks with these qualities, so we believe the fund is well positioned. Given our experience and understanding of how markets behave, we believe the portfolio will be rewarded as investors grow more confident.

Thanks, Joe and Randy, for discussing the fund with us today.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.

International investing involves certain risks, such as currency fluctuations, economic instability, and political developments. Additional risks may be associated with emerging-market securities, including illiquidity and volatility. The fund invests some or all of its assets in small and/or midsize companies. Such investments increase the risk of fluctuations in the value of your investment.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future.

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended August 31, 2008, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section of www.putnam.com or call Putnam at 1-800-225-1581. Class Y shares are generally only available to corporate and institutional clients and clients in other approved programs. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 8/31/08

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(12/28/95)		(10/30/96)		(7/26/99)		(10/30/96)		(1/21/03)	(2/1/00)
	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Annual average (life of fund)	13.28%	12.75%	12.43%	12.43%	12.44%	12.44%	12.71%	12.40%	13.02%	13.47%

10 years	213.47	195.54	190.40	190.40	191.00	191.00	198.13	187.61	206.33	220.21
Annual average	12.10	11.45	11.25	11.25	11.27	11.27	11.54	11.14	11.85	12.34

5 years	119.96	107.25	111.94	109.94	111.93	111.93	114.55	107.09	117.66	122.80
Annual average	17.08	15.69	16.21	15.99	16.21	16.21	16.49	15.67	16.83	17.38

3 years	29.89	22.40	27.02	24.02	26.99	26.99	27.96	23.48	28.96	30.86
Annual average	9.11	6.97	8.30	7.44	8.29	8.29	8.57	7.28	8.85	9.38

1 year	–19.01	–23.66	–19.61	–23.48	–19.63	–20.40	–19.40	–22.23	–19.21	–18.82

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After sales charge returns (public offering price, or POP) for class A and M shares reflect a maximum 5.75% and 3.50% load, respectively, as of 1/2/08. Class B share returns reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC for the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and, except for class Y shares, the higher operating expenses for such shares.

For a portion of the periods, this fund may have limited expenses, without which returns would have been lower.

A 1% short-term trading fee may be applied to shares exchanged or sold within 90 days of purchase.

Change in the value of a $10,000 investment ($9,425 after sales charge)

Cumulative total return from 8/31/98 to 8/31/08

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and class C shares would have been valued at $29,040 and $29,100, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares ($9,650 after sales charge) would have been valued at $28,761 at public offering price. A $10,000 investment in the fund’s class R and class Y shares would have been valued at $30,633 and $32,021, respectively.

Comparative index returns For periods ended 8/31/08

	S&P/Citigroup World	Lipper International
	Ex-U.S. Extended	Small/Mid-Cap Core Funds
	Markets Index	category average*

Annual average (life of fund)	7.84%	11.11%

10 years	163.29	293.90
Annual average	10.16	14.15

5 years	117.10	103.17
Annual average	16.77	15.05

3 years	26.53	24.00
Annual average	8.16	7.30

1 year	–18.83	–19.95

Index and Lipper results should be compared to fund performance at net asset value.

Putnam Management has recently undertaken a review of the fund’s benchmark. As of October 1, 2008, after the end of the fund’s fiscal period, the S&P Developed ex-U.S. Small Cap Index replaced the S&P/Citigroup World ex-U.S. Extended Markets Index as a performance benchmark for this fund because, in Putnam Management’s opinion, the securities tracked by this index more accurately reflect the types of securities generally held by the fund.

* Over the 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 8/31/08, there were 60, 43, 42, 18, and 5 funds, respectively, in this Lipper category.

Fund price and distribution information For the 12-month period ended 8/31/08

Distributions:	Class A		Class B	Class C	Class M		Class R	Class Y

Number	1		1	1	1		1	1

Income	$1.500		$1.118	$1.226	$1.283		$1.490	$1.594

Capital gains — Long-term	0.308		0.308	0.308	0.308		0.308	0.308

Capital gains — Short-term	—		—	—	—		—	—

Total	$1.808		$1.426	$1.534	$1.591		$1.798	$1.902

Share value:	NAV	POP	NAV	NAV	NAV	POP	NAV	NAV

8/31/07	$41.54	$44.07*	$40.45	$40.96	$40.97	$42.46*	$41.17	$41.69

8/31/08	32.09	34.05	31.30	31.61	31.66	32.81	31.72	32.21

The classification of distributions, if any, is an estimate. Final distribution information will appear on your year-end tax forms.

* Reflects an increase in sales charges that took effect on 1/2/08.

Fund performance as of most recent calendar quarter Total return for periods ended 9/30/08

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(12/28/95)		(10/30/96)		(7/26/99)		(10/30/96)		(1/21/03)	(2/1/00)
	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Annual average (life of fund)	11.46%	10.94%	10.62%	10.62%	10.63%	10.63%	10.90%	10.59%	11.21%	11.65%

10 years	169.93	154.40	150.19	150.19	150.56	150.56	156.73	147.66	163.90	175.85
Annual average	10.44	9.79	9.60	9.60	9.62	9.62	9.89	9.49	10.19	10.68

5 years	74.59	64.54	68.15	66.15	68.23	68.23	70.27	64.35	72.77	76.82
Annual average	11.79	10.47	10.95	10.69	10.96	10.96	11.23	10.45	11.56	12.07

3 years	3.08	–2.84	0.78	–2.07	0.78	0.78	1.55	–1.99	2.38	3.90
Annual average	1.02	–0.96	0.26	–0.69	0.26	0.26	0.51	–0.67	0.79	1.28

1 year	–36.60	–40.25	–37.08	–40.11	–37.08	–37.68	–36.91	–39.12	–36.73	–36.42

Fund’s annual operating expenses For the fiscal year ended 8/31/07

	Class A	Class B	Class C	Class M	Class R	Class Y

Total annual fund operating expenses	1.49%	2.24%	2.24%	1.99%	1.74%	1.24%

Expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown in the next section and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund limited these expenses; had it not done so, expenses would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Review your fund’s expenses

The following table shows the expenses you would have paid on a $1,000 investment in Putnam International Capital Opportunities Fund from March 1, 2008, to August 31, 2008. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*	$7.13	$10.68	$10.68	$9.50	$8.32	$5.95

Ending value (after expenses)	$891.60	$888.40	$888.40	$889.60	$890.50	$892.70

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 8/31/08. The expense ratio may differ for each share class (see the last table in this section). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended August 31, 2008, use the following calculation method. To find the value of your investment on March 1, 2008, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*	$7.61	$11.39	$11.39	$10.13	$8.87	$6.34

Ending value (after expenses)	$1,017.60	$1,013.83	$1,013.83	$1,015.08	$1,016.34	$1,018.85

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 8/31/08. The expense ratio may differ for each share class (see the last table in this section). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Compare expenses using industry averages

You can also compare your fund’s expenses with the average of its peer group, as defined by Lipper, an independent fund-rating agency that ranks funds relative to others that Lipper considers to have similar investment styles or objectives. The expense ratio for each share class shown indicates how much of your fund’s average net assets have been used to pay ongoing expenses during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Your fund’s annualized expense ratio*	1.50%	2.25%	2.25%	2.00%	1.75%	1.25%

Average annualized expense ratio for Lipper peer group†	1.63%	2.38%	2.38%	2.13%	1.88%	1.38%

* For the fund’s most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.

† Putnam keeps fund expenses below the Lipper peer group average expense ratio by limiting our fund expenses if they exceed the Lipper average. The Lipper average is a simple average of front-end load funds in the peer group that excludes 12b-1 fees as well as any expense offset and brokerage/service arrangements that may reduce fund expenses. To facilitate the comparison in this presentation, Putnam has adjusted the Lipper average to reflect 12b-1 fees, except for class Y shares, which do not incur 12b-1 fees. Investors should note that the other funds in the peer group may be significantly smaller or larger than the fund, and that an asset-weighted average would likely be lower than the simple average. Also, the fund and Lipper report expense data at different times; the fund’s expense ratio shown here is annualized data for the most recent six-month period, while the quarterly updated Lipper average is based on the most recent fiscal year-end data available for the peer group funds as of 6/30/08.

Your fund’s portfolio turnover and Morningstar® Risk

Putnam funds are actively managed by teams of experts who buy and sell securities based on intensive analysis of companies, industries, economies, and markets. Portfolio turnover is a measure of how often a fund’s managers buy and sell securities for your fund. A portfolio turnover of 100%, for example, means that the managers sold and replaced securities valued at 100% of a fund’s average portfolio value within a given period. Funds with high turnover may be more likely to generate capital gains that must be distributed to shareholders as taxable income. High turnover may also cause a fund to pay more brokerage commissions and other transaction costs, which may detract from performance.

You can use the following table to compare your fund’s turnover with the average turnover for funds in its Lipper category.

Turnover comparisons

Percentage of holdings that change every year

	2008	2007	2006	2005	2004

Putnam International Capital Opportunities Fund	41%	37%	45%	64%	68%

Lipper International Small/Mid-Cap Core Funds category average	59%	68%	63%	60%	58%

Turnover data for the fund is calculated based on the fund’s fiscal-year period, which ends on August 31. Turnover data for the fund’s Lipper category is calculated based on the average of the turnover of each fund in the category for its fiscal year ended during the indicated year. Fiscal years vary across funds in the Lipper category, which may limit the comparability of the fund’s portfolio turnover rate to the Lipper average. Comparative data for 2008 is based on information available as of 8/31/08.

Your fund’s Morningstar® Risk

This risk comparison is designed to help you understand how your fund compares with other funds. The comparison utilizes a risk measure developed by Morningstar, an independent fund-rating agency. This risk measure is referred to as the fund’s Morningstar Risk.

Your fund’s Morningstar Risk is shown alongside that of the average fund in its Morningstar category. The risk bar broadens the comparison by translating the fund’s Morningstar Risk into a percentile, which is based on the fund’s ranking among all funds rated by Morningstar as of September 30, 2008. A higher Morningstar Risk generally indicates that a fund’s monthly returns have varied more widely.

Morningstar determines a fund’s Morningstar Risk by assessing variations in the fund’s monthly returns — with an emphasis on downside variations — over a 3-year period, if available. Those measures are weighted and averaged to produce the fund’s Morningstar Risk. The information shown is provided for the fund’s class A shares only; information for other classes may vary. Morningstar Risk is based on historical data and does not indicate future results. Morningstar does not purport to measure the risk associated with a current investment in a fund, either on an absolute basis or on a relative basis. Low Morningstar Risk does not mean that you cannot lose money on an investment in a fund. Copyright 2008 Morningstar, Inc. All Rights Reserved. The information contained herein (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Your fund’s management

Your fund is managed by the members of the Putnam International Small- and Mid-Cap Core Team. Joseph Joseph is the Portfolio Leader. Randy Farina, John Ferry, and Franz Valencia are Portfolio Members of the fund. The Portfolio Leader and Portfolio Members coordinate the team’s management of the fund.

For a complete listing of the members of the Putnam International Small- and Mid-Cap Core Team, including those who are not Portfolio Leaders or Portfolio Members of your fund, please visit the Individual Investors section of www.putnam.com

Trustee and Putnam employee fund ownership

As of August 31, 2008, all of the Trustees of the Putnam funds owned fund shares. The table below shows the approximate value of investments in the fund and all Putnam funds as of that date by the Trustees and Putnam employees. These amounts include investments by the Trustees’ and employees’ immediate family members and investments through retirement and deferred compensation plans.

	Assets in	Total assets in
	the fund	all Putnam funds

Trustees	$949,000	$75,000,000

Putnam employees	$21,262,000	$517,000,000

Other Putnam funds managed by the Portfolio Leader
and Portfolio Members

Joseph Joseph is also a Portfolio Leader of Putnam Capital Opportunities Fund and a Portfolio Member of Putnam Capital Appreciation Fund.

Randy Farina is also a Portfolio Member of Putnam Capital Opportunities Fund.

John Ferry is also a Portfolio Member of Putnam Capital Opportunities Fund.

Franz Valencia is also a Portfolio Member of Putnam Capital Opportunities Fund.

Joseph Joseph, Randy Farina, John Ferry, and Franz Valencia may also manage other accounts and variable trust funds advised by Putnam Management or an affiliate.

Changes in your fund’s Portfolio team

During the reporting period ended August 31, 2008, Karan Sodhi left your fund’s management team.

Investment team fund ownership

The following table shows how much the fund’s current Portfolio Leader and Portfolio Members have invested in the fund and in all Putnam mutual funds (in dollar ranges). Information shown is as of August 31, 2008, and August 31, 2007.

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Lehman Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

Merrill Lynch 91-Day Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

S&P/Citigroup World Ex-U.S. Extended Markets Index (EMI) is an unmanaged index of small-cap stocks from developed countries, excluding the United States.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Put-nam Investment Management (“Putnam Management”) and the sub-management contract, in respect of your fund, between Putnam Management’s affiliate, Putnam Investments Limited (“PIL”), and Putnam Management. In this regard, the Board of Trustees, with the assistance of its Contract Committee consisting solely of Trustees who are not “interested persons” (as such term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (the “Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances. Over the course of several months ending in June 2008, the Contract Committee met several times to consider the information provided by Putnam Management and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. The Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management and sub-management contracts, effective July 1, 2008. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not evaluated PIL as a separate entity, and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds and the costs incurred by Putnam Management in providing such services, and

• That this fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees, were subject to the continued application of certain expense reductions and waivers and other considerations noted below, and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the fee arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements in prior years.

Management fee schedules and categories; total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints, and the assignment of funds to particular fee categories. In reviewing fees and expenses, the Trustees generally focused their attention on material changes in circumstances-for example, changes in a fund’s size or investment style, changes in Putnam Management’s operating costs or responsibilities, or changes in competitive practices in the mutual fund industry-that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund, which had been carefully developed over the years, re-examined on many occasions and adjusted where appropriate. In this regard, the Trustees also noted that shareholders of your fund voted in 2007 to approve new management contracts containing an identical fee structure. The Trustees focused on two areas of particular interest, as discussed further below:

• Competitiveness. The Trustees reviewed comparative fee and expense information for competitive funds, which indicated that, in a custom peer group of competitive funds selected by Lipper Inc., your fund ranked in the 28th percentile in management fees and in the 24th percentile in total expenses (less any applicable 12b-1 fees) as of December 31, 2007 (the first percentile being the least expensive funds and the 100th percentile being the most expensive funds). (Because the fund’s custom peer group is smaller than the fund’s broad Lipper Inc. peer group, this expense information may differ from the Lipper peer expense information found elsewhere in this report.) The Trustees noted that expense ratios for a number of Putnam funds, which show the percentage of fund assets used to pay for management and administrative services, distribution (12b-1) fees and other expenses, had been increasing recently as a result of declining net assets and the natural operation of fee breakpoints.

The Trustees noted that the expense ratio increases described above were currently being controlled by expense limitations initially implemented in January 2004. The Trustees have received a commitment from Putnam Management and its parent company to continue this program through at least June 30, 2009. These expense limitations give effect to a commitment by Putnam Management that the expense ratio of each open-end fund would be no higher than the average expense ratio of the competitive funds included in the fund’s relevant Lipper universe (exclusive of any applicable 12b-1 charges in each case). The Trustees observed that this commitment to limit fund expenses has served shareholders well since its inception.

In order to ensure that the expenses of the Putnam funds continue to meet evolving competitive standards, the Trustees requested, and Putnam Management agreed, to extend for the twelve months beginning July 1, 2008, an additional expense limitation for certain funds at an amount equal to the average expense ratio (exclusive of 12b-1 charges) of a custom peer group of competitive funds selected by Lipper to correspond to the size of the fund. This additional expense limitation will be applied to those open-end funds that had above-average expense ratios (exclusive of 12b-1 charges) based on the custom peer group data for the period ended December 31, 2007. This additional expense limitation will not be applied to your fund because it had a below-average expense ratio relative to its custom peer group.

In addition, the Trustees devoted particular attention to analyzing the Putnam funds’ fees and expenses relative to those of competitors in fund complexes of comparable size and with a comparable mix of asset categories. The Trustees concluded that this analysis did not reveal any matters requiring further attention at the current time.

• Economies of scale. Your fund currently has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale, which means that the effective management fee rate of the fund (as a percentage of fund assets) declines as the fund grows in size and crosses specified asset thresholds. Conversely, if the fund shrinks in size — as has been the case for many Putnam funds in recent years — these breakpoints result in increasing fee levels. In recent years, the Trustees have examined the operation of the existing breakpoint structure during periods of both growth and decline in asset levels. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale at current asset levels.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services to be provided and profits to be realized by Putnam Management and its affiliates from the relationship with the funds. This information included trends in revenues, expenses and profitabil-ity of Putnam Management and its affiliates relating to the investment management and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability with respect to the funds’ management contracts, allocated on a fund-by-fund basis.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the Investment Oversight Coordinating Committee of the Trustees and the Investment Oversight Committees of the Trustees, which had met on a regular monthly basis with the funds’ portfolio teams throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing each fund’s performance with various benchmarks and with the performance of competitive funds.

While the Trustees noted the satisfactory investment performance of certain Putnam funds, they considered the disappointing investment performance of many funds in recent periods, particularly over periods in 2007 and 2008. They discussed with senior management of Putnam Management the factors contributing to such underperfor-mance and actions being taken to improve performance. The Trustees recognized that, in recent years, Putnam Management has taken steps to strengthen its investment personnel and processes to address areas of underperformance, including recent efforts to further centralize Putnam Management’s equity research function. In this regard, the Trustees took into consideration efforts by Putnam Management to improve its ability to assess and mitigate investment risk in individual funds, across asset classes, and across the complex as a whole. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional changes to address areas of underperformance are warranted.

In the case of your fund, the Trustees considered that your fund’s class A share cumulative total return performance at net asset value was in the following percentiles of its Lipper Inc. peer group (Lipper International Small/Mid-Cap Core Funds) for the one-year, three-year and five-year periods ended December 31, 2007 (the first percentile being the best-performing funds and the 100th percentile being the worst-performing funds):

One-year period	24th

Three-year period	15th

Five-year period	26th

(Because of the passage of time, these performance results may differ from the performance results for more recent periods shown elsewhere in this report.) Over the one-year, three-year and five-year periods ended December 31, 2007, there were 55, 47, and 38 funds, respectively, in your fund’s Lipper peer group.* Past performance is no guarantee of future returns.

* The percentile rankings for your fund’s class A share annualized total return performance in the Lipper International Small/Mid-Cap Core Funds category for the one-year, five-year, and ten-year periods ended September 30, 2008, were 57%, 28%, and 64%, respectively. Over the one-year, five-year, and ten-year periods ended September 30, 2008, your fund ranked 35th out of 61, 12th out of 42, and 12th out of 18 funds, respectively. Note that this more recent information was not available when the Trustees approved the continuance of your fund’s management contract.

As a general matter, the Trustees believe that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance problems. The Trustees noted that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on the responsiveness of Putnam Management in the recent past to Trustee concerns about investment performance, the Trustees concluded that it is preferable to seek change within Put-nam Management to address performance shortcomings. In the Trustees’ view, the alternative of engaging a new investment adviser for an underperforming fund would entail significant disruptions and would not provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations; other benefits

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage and soft-dollar allocations, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that may be useful to Putnam Management in managing the assets of the fund and of other clients. The Trustees considered changes made in 2008, at Putnam Management’s request, to the Putnam funds’ brokerage allocation policy, which expanded the permitted categories of brokerage and research services payable with soft dollars and increased the permitted soft dollar allocation to third-party services over what had been authorized in previous years. The Trustees indicated their continued intent to monitor the potential benefits associated with the allocation of fund brokerage and trends in industry practice to ensure that the principle of seeking “best price and execution” remains paramount in the portfolio trading process.

The Trustees’ annual review of your fund’s management contract arrangements also included the review of its distributor’s contract and distribution plan with Putnam Retail Management Limited Partnership and the investor servicing agreement with Put-nam Fiduciary Trust Company (“PFTC”), each of which provides benefits to affiliates of Putnam Management. In the case of the investor servicing agreement, the Trustees considered that certain shareholder servicing functions were shifted to a third-party service provider by PFTC in 2007.

Comparison of retail and institutional fee schedules

The information examined by the Trustees as part of their annual contract review has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, etc. This information included comparisons of such fees with fees charged to the funds, as well as a detailed assessment of the differences in the services provided to these two types of clients. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients reflect to a substantial degree historical competitive forces operating in separate market places. The Trustees considered the fact that fee rates across different asset classes are typically higher on average for mutual funds than for institutional clients, as well as the differences between the services that Put-nam Management provides to the Putnam funds and those that it provides to institutional clients of the firm, but did not rely on such comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Other information for shareholders

Putnam’s policy on confidentiality

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ addresses, telephone numbers, Social Security numbers, and the names of their financial representatives. We use this information to assign an account number and to help us maintain accurate records of transactions and account balances. It is our policy to protect the confidentiality of your information, whether or not you currently own shares of our funds, and, in particular, not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use. Under certain circumstances, we share this information with outside vendors who provide services to us, such as mailing and proxy solicitation. In those cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. We may also share this information with our Putnam affiliates to service your account or provide you with information about other Putnam products or services. It is also our policy to share account information with your financial representative, if you’ve listed one on your Putnam account. If you would like clarification about our confidentiality policies or have any questions or concerns, please don’t hesitate to contact us at 1-800-225-1581, Monday through Fri-day, 8:30 a.m. to 8:00 p.m., or Saturdays from 9:00 a.m. to 5:00 p.m. Eastern Time.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2008, are available in the Individual Investors section of www.putnam.com, and on the SEC’s Web site, www.sec.gov. If you have questions about finding forms on the SEC’s Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s Web site at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the Public Reference Room.

Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semi-annual report, the highlight table also includes the current reporting period.

Report of Independent Registered Public Accounting Firm

To the Trustees of Putnam Investment Funds and Shareholders of
Putnam International Capital Opportunities Fund:

In our opinion, the accompanying statement of assets and liabilities, including the fund’s portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam International Capital Opportunities Fund (the “fund”) at August 31, 2008, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at August 31, 2008, by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
October 10, 2008

The fund’s portfolio 8/31/08

COMMON STOCKS (100.2%)*	Shares	Value

Australia (3.2%)
Abacus Property Group R	2,439,470	$2,631,956

Adelaide Brighton, Ltd.	1,148,205	3,546,675

Australian Worldwide Exploration, Ltd. † S	213,674	636,988

Bradken, Ltd.	553,555	5,196,335

Buru Energy, Ltd. † F	302,705	260

Caltex Australia, Ltd.	183,212	1,964,718

Commonwealth Property Office Fund R	2,457,951	2,918,021

Crane Group, Ltd. S	350,200	4,137,221

Flight Centre, Ltd.	389,430	6,326,730

Gloucester Coal, Ltd.	115,291	1,151,786

ING Office Fund R	2,505,401	3,108,823

Just Group, Ltd.	155,000	451,232

Kagara Zinc, Ltd.	106,275	282,640

Kingsgate Consolidated, Ltd. †	36,094	154,139

MacArthur Coal, Ltd.	125,000	1,430,175

Macquarie Office Trust	3,293,904	2,910,289

Mincor Resources NL	480,548	777,374

Monadelphous Group, Ltd.	415,380	5,819,048

Nufarm, Ltd.	76,150	1,076,436

OZ Minerals, Ltd.	537,296	798,755

Perilya, Ltd.	441,000	198,669

Sally Malay Mining, Ltd.	223,070	415,969

Sunland Group, Ltd.	331,514	679,801

Tap Oil, Ltd. †	450,945	441,065

Tower Australia Group, Ltd.	674,774	1,716,179

Virgin Blue Holdings, Ltd. S	487,796	237,292

Wotif.com Holdings, Ltd.	1,529,068	4,691,915

		53,700,491
Austria (0.5%)
Andritz AG	131,828	8,152,274

Bank Austria Creditanstalt AG † F	471	—

		8,152,274
Belgium (1.1%)
CFE (CIE Francois D’enter)	16,333	1,716,032

Euronav NV	153,580	6,495,926

Gimv NV	43,887	2,669,751

Mobistar SA	101,446	7,495,784

VAN DE Velde	7,258	287,337

		18,664,830
Bermuda (1.3%)
Aspen Insurance Holdings, Ltd.	261,514	7,087,029

Axis Capital Holdings, Ltd.	308,162	10,301,856

Hiscox, Ltd.	1,227,310	5,551,150

		22,940,035
Brazil (0.1%)
Gerdau SA (Preference)	93,426	1,756,601

		1,756,601
Canada (10.7%)
Agrium, Inc.	173,093	14,628,289

Baytex Energy Trust	98,000	2,997,083

Biovail Corp.	591,100	6,452,207

Breakwater Resources, Ltd. †	1,141,500	365,211

Calvalley Petroleums, Inc. Class A †	113,900	272,237

Canaccord Capital, Inc.	364,502	3,155,565

Canadian Western Bank	164,300	3,695,088

Canam Group, Inc.	33,100	291,537

Canfor Pulp Income Fund (Units)	172,600	1,604,675

CGI Group, Inc. †	536,000	5,845,714

COMMON STOCKS (100.2%)* cont.	Shares	Value

Canada cont.
Enerflex Systems Income Fund (Units)	203,019	$3,037,548

Ensign Energy Services, Inc.	500,000	11,249,647

Forzani Group, Ltd. (The)	179,429	2,363,796

Highpine Oil & Gas, Ltd. †	195,100	2,496,810

Home Capital Group, Inc.	201,264	6,543,400

Imperial Metals Corp. †	46,500	332,549

Inmet Mining Corp.	289,746	17,436,018

Kingsway Financial Services, Inc.	28,900	255,632

Laurentian Bank of Canada	48,400	1,830,884

Leon’s Furniture, Ltd.	72,500	815,258

Linamar Corp.	173,800	1,931,475

Major Drilling Group International †	2,400	97,111

Martinrea International, Inc. †	22,000	151,124

Melcor Developments, Ltd.	184,000	2,424,014

Methanex Corp.	913,436	23,190,461

Norbord, Inc. S	260,116	1,150,414

Northbridge Financial Corp.	202,200	5,441,724

Northgate Minerals Corp. †	522,600	811,414

NuVista Energy, Ltd. †	25,000	352,875

Peyto Energy Trust units	21,300	348,152

Saskatchewan Wheat Pool, Inc. †	612,800	7,063,894

ShawCor, Ltd.	103,100	2,861,032

Sino-Forest Corp. †	167,900	3,159,876

SNC-Lavalin Group, Inc.	214,500	10,697,751

Stantec, Inc. †	82,800	2,391,983

Taseko Mines, Ltd. †	715,400	2,174,816

Teck Cominco, Ltd. Class B	436,279	18,211,477

Transat A.T., Inc. Class A	41,640	774,260

Transglobe Energy Corp. †	65,800	250,148

Trican Well Service, Ltd.	282,600	5,701,462

West Fraser Timber Co., Ltd.	84,000	3,098,523

Yamana Gold, Inc.	81,916	888,766

Zargon Energy Trust	94,300	1,992,129

		180,834,029
Denmark (2.2%)
Alm Brand A/S †	112,372	3,510,269

Coloplast A/S Class B	60,450	4,330,592

D/S Norden	55,055	5,202,309

Dampskibsselskabet Torm A/S	167,300	5,730,171

East Asiatic Co., Ltd. A/S	177,759	10,771,135

IC Companys A/S	13,875	396,878

Schouw & Co.	18,700	623,039

Solar Holdings A/S Class B	8,800	656,122

Sydbank A/S	147,540	4,819,333

TK Development †	92,000	1,057,710

		37,097,558
Finland (0.8%)
Jaakko Poyry Group OYJ	143,431	3,486,398

Olvi Oyj Class A	1,316	41,461

Ramirent OYJ	167,928	1,165,636

Rautaruukki OYJ	277,577	9,435,744

		14,129,239
France (7.6%)
Affine SA	10,166	490,170

Air France-KLM	336,769	8,058,153

Beneteau SA	255,178	4,341,373

Bonduelle SCA	12,114	1,151,492

COMMON STOCKS (100.2%)* cont.	Shares	Value

France cont.
Bongrain SA	22,752	$1,835,014

Camaieu	3,818	1,293,498

Cap Gemini SA	150,692	8,909,020

Ciments Francais Class A	60,550	8,343,653

CNP Assurances	105,188	12,652,100

Compagnie Generale de Geophysique-Veritas SA †	99,515	4,090,015

Compagnie Plastic-Omnium SA	20,773	617,891

Dassault Systemes SA	19,620	1,189,592

Delachaux SA	11,215	1,126,699

Etam Developpement SA	7,357	200,672

Faiveley SA	41,656	3,405,079

Flo Groupe	33,978	260,829

Iliad SA	75,119	7,748,124

LDC	800	74,239

Legrand SA	261,930	6,699,176

LVL Medical Groupe SA †	12,775	199,254

Neopost SA	21,400	2,232,385

Sa des Ciments Vicat	36,307	2,215,684

SEB SA	95,676	5,183,086

Sopra Group SA	6,868	538,483

STEF-TFE	22,350	1,376,154

Technip SA	81,400	6,682,771

Thales SA	257,062	14,511,684

Total Gabon	120	65,340

Valeo SA	62,060	2,216,733

Vallourec SA	71,262	19,867,125

		127,575,488
Germany (4.2%)
Altana AG	299,239	4,772,945

Arques Industries AG †	20,746	282,198

Bechtle AG	14,257	428,354

Continental AG S	94,174	10,224,955

Deutsche Beteiligungs AG	22,965	606,331

Deutsche Lufthansa AG	219,835	4,729,662

ElringKlinger AG	156,050	3,603,625

Fielmann AG	82,645	6,290,195

Freenet AG †	40,702	593,008

Fuchs Petrolub AG	56,476	4,755,352

Fuchs Petrolub AG (Preference)	10,629	779,609

Gildemeister AG	384,658	9,314,552

IKB Deutsche Industriebank AG † S	56,900	195,191

KWS Saat AG	39,335	6,833,950

Leoni AG	25,896	1,152,887

MAN AG (Preference)	202	22,520

Norddeutsche Affinerie AG	49,030	2,272,001

Rhoen Klinikum AG	175,701	5,889,552

Vossloh AG	9,382	1,223,626

Wacker Chemie AG	27,313	5,027,354

Wincor Nixdorf AG	12,549	924,296

		69,922,163
Greece (0.8%)
Alfa-Beta Vassilopoulos SA	14,500	775,476

Attica Holdings SA	212,380	1,389,112

Babis Vovos International Construction SA †	146,351	4,217,473

Heracles General Cement Co.	78,754	1,418,738

COMMON STOCKS (100.2%)* cont.	Shares	Value

Greece cont.
Lamda Development SA †	385,675	$3,557,428

Sidenor SA	67,993	830,420

Titan Cement Co. SA	33,230	1,231,347

		13,419,994
Guernsey (0.7%)
Amdocs, Ltd. †	362,975	10,958,215

		10,958,215
Hong Kong (2.3%)
ASM Pacific Technology	112,000	760,964

Beijing Enterprises Holdings, Ltd.	170,000	633,350

Chaoda Modern Agriculture	7,675,175	8,143,905

CNPC Hong Kong, Ltd.	6,160,000	2,374,494

Dah Sing Banking Group, Ltd.	195,600	274,051

Dah Sing Financial Group	833,600	5,113,278

Industrial & Commercial Bank of China	1,678,000	3,689,164

KHD Humboldt Wedag International, Ltd. †	111,525	2,949,836

Minmetals Resources, Ltd.	1,104,000	253,123

Orient Overseas International, Ltd.	1,366,460	4,677,927

Oriental Press Group	6,500,000	838,142

SmarTone Telecommunications Holdings, Ltd.	1,693,500	1,577,000

Sun Hung Kai & Co., Ltd.	87,000	65,911

Truly International Holdings	248,000	212,421

VTech Holdings, Ltd.	906,000	5,404,773

Wheelock and Co., Ltd.	830,000	1,983,409

		38,951,748
India (0.2%)
Canara Bank	210,386	1,030,482

Satyam Computer Services., Ltd.	128,010	1,209,801

Tata Iron & Steel Co., Ltd.	129,463	1,757,995

		3,998,278
Ireland (1.0%)
DCC PLC	34,756	839,792

Dragon Oil PLC †	939,487	5,384,032

FBD Holdings PLC	59,067	1,231,219

Kerry Group PLC Class A	156,676	4,253,228

Paddy Power PLC	222,128	5,184,111

		16,892,382
Italy (3.6%)
ACEA SpA	112,691	1,980,565

Banco di Desio e della Brianza SpA	243,921	2,101,744

Compagnie Industriali Riunite (CIR) SpA	2,749,806	7,023,916

Credito Emiliano SpA	581,755	5,478,956

Danieli & Co. SpA	280,744	8,384,651

Datalogic SpA	94,702	867,520

Ergo Previdenza SpA	223,664	1,196,781

Esprinet SpA	194,488	949,567

Fondiaria-Sai SpA	3,922	73,594

Italcementi SpA S	143,351	2,010,166

Merloni Electtrodomestici SpA	651,474	7,444,043

Milano Assicurazioni SpA	1,518,000	7,756,943

Premafin Finanziaria SpA	376,500	738,856

Recordati SpA	466,449	3,268,183

Sai-Soc Assicuratrice Industriale SpA (SAI)	277,450	7,686,905

Societa Iniziative Autostradali e Servizi SpA	191,008	1,939,457

Trevi Finanziaria SpA	47,081	1,084,653

		59,986,500

COMMON STOCKS (100.2%)* cont.	Shares	Value

Japan (20.3%)
ADEKA Corp.	115,600	$838,065

Aeon Fantasy Co., Ltd. S	148,300	1,426,841

Airport Facilities Co., Ltd.	166,900	980,678

Aisan Industry Co., Ltd.	36,000	268,905

Alpine Electronics, Inc.	53,200	536,480

Aplus Co., Ltd. †	117,500	75,822

Ardepro Co., Ltd. S	5,093	111,170

Asahi Industries Co., Ltd.	256	313,501

ASKUL Corp. S	152,900	2,279,951

Axell Corp.	228	764,938

BML, Inc.	100,800	1,966,679

Brother Industries, Ltd.	1,203,000	13,389,060

CAC Corp.	25,400	235,151

Canon Electronics, Inc.	98,200	1,790,908

Capcom Co., Ltd.	580,900	17,843,669

Century Leasing System, Inc.	51,600	533,764

Chiyoda Co., Ltd.	80,500	1,174,689

Chiyoda Integre Co., Ltd.	41,500	578,777

Circle K Sunkus Co., Ltd.	44,000	724,144

Cleanup Corp.	36,100	136,930

COMSYS Holdings Corp.	812,000	7,234,291

Daiichi Sankyo Co., Ltd.	418,800	12,656,745

Daiichikosho Co., Ltd.	190,500	1,961,105

Daishinku Corp.	141,000	593,047

Daiwa Industries, Ltd.	326,000	1,141,031

Don Quijote Co., Ltd.	46,000	806,264

Doutor Nichires Holdings Co., Ltd.	253,900	4,178,434

ESPEC Corp.	21,600	151,125

Exedy Corp.	43,100	976,902

FamilyMart Co., Ltd.	10,000	407,247

Fancl Corp. S	29,100	344,311

FCC Co., Ltd.	203,700	3,340,031

Fuji Machine Manufacturing Co., Ltd.	112,800	1,627,120

Future System Consulting Corp.	1,423	781,717

Fuyo General Lease Co., Ltd.	171,210	5,108,337

H.I.S. Co., Ltd.	20,200	248,405

Hakudo Co., Ltd.	27,000	287,840

Happinet Corp.	3,000	44,070

Heiwado Co., Ltd.	20,000	318,957

Higashi-Nippon Bank, Ltd. (The)	7,000	22,789

Hirose Electric Co., Ltd.	6,000	583,939

Hisamitsu Pharmaceutical Co., Inc.	348,300	15,525,946

Hitachi Kokusai Electric, Inc.	75,000	515,803

Hitachi Software Engineering Co., Ltd.	44,400	907,947

Hogy Medical Co., Ltd.	7,600	365,254

Hokuetsu Bank, Ltd. (The)	548,000	1,180,995

Icom, Inc.	35,100	824,422

Inui Steamship Co., Ltd.	27,900	355,500

Izumi Co., Ltd. S	89,000	1,289,043

Japan Aviation Electronics Industry, Ltd.	315,000	1,954,088

Japan Business Computer Co., Ltd.	13,900	111,484

Joint Corp. S	59,900	107,035

Kaken Pharmaceutical Co., Ltd.	35,000	313,169

Kaneka Corp.	217,000	1,369,436

Kansai Paint Co., Ltd.	185,000	1,167,551

COMMON STOCKS (100.2%)* cont.	Shares	Value

Japan cont.
Kayaba Industry Co., Ltd.	179,000	$651,801

Keihin Corp.	537,800	8,865,878

Kenedix, Inc.	398	229,458

Kenwood Corp. S	1,315,000	1,147,876

Kimoto Co., Ltd. S	79,100	578,467

Kintetsu World Express, Inc.	81,200	1,475,064

KK DaVinci Advisors †	421	137,968

Koa Corp.	112,900	653,338

Kumagai Gumi Co., Ltd.	626,000	358,849

Kyowa Exeo Corp.	830,000	8,161,053

Lasertec Corp.	47,000	468,143

Lawson, Inc.	216,200	9,941,821

Lintec Corp.	64,200	1,138,239

Maeda Road Construction Co., Ltd.	356,000	2,275,192

Mars Engineering Corp.	25,900	538,074

Meiko Network Japan Co., Ltd.	105,300	441,330

Mikuni Coca-Cola Bottling Co., Ltd.	37,500	351,558

Mochida Pharmaceutical Co., Ltd	483,000	5,872,279

Moshi Moshi Hotline, Inc.	73,300	1,979,618

NGK Spark Plug Co., Ltd.	269,000	2,965,934

Nifco, Inc.	160,900	3,475,112

Nihon Kohden Corp.	89,000	1,939,995

Nikkiso Co., Ltd.	91,000	558,158

Nippon Kanzai Co., Ltd.	35,000	941,527

Nippon Seiki Co., Ltd.	50,100	625,906

Nippon Seisen Co., Ltd.	382,000	1,321,136

Nippon Shinyaku Co., Ltd.	99,000	1,237,420

Nippon Thompson Co., Ltd.	128,000	676,105

Nissin Kogyo Co., Ltd.	542,600	9,776,750

Nitta Corp.	20,500	311,051

Nittetsu Mining Co., Ltd.	116,000	425,031

Nitto Kohki Co., Ltd.	37,700	731,831

Noritake Co., Ltd.	93,000	351,373

Noritsu Koki Co., Ltd.	48,300	692,263

Oiles Corp.	17,800	308,520

Okinawa Cellular Telephone Co.	248	425,250

Okinawa Electric Power Co., Inc. (The)	11,600	618,861

Ono Pharmaceutical Co., Ltd.	156,600	8,210,930

Onward Kashiyama Co., Ltd.	692,000	7,489,107

OPT, Inc.	66	119,360

Osaka Steel Co., Ltd.	49,000	626,041

Otsuka Kagu, Ltd.	28,800	227,148

Pacific Metals Co., Ltd.	1,176,000	7,517,519

Pal Co., Ltd.	7,300	66,604

Point, Inc.	21,000	701,305

RECRM RESEARCH Co., Ltd.	3,433	1,349,804

Ricoh Leasing Co., Ltd.	195,700	3,917,081

Risa Partners, Inc.	193	170,698

Riso Kagaku Corp.	36,200	469,653

Roland DG Corp.	10,600	181,132

Saizeriya Co., Ltd.	34,200	340,865

Sankyo Co., Ltd.	262,500	12,415,938

Santen Pharmaceutical Co., Ltd.	500,000	13,550,663

Sasebo Heavy Industries Co., Ltd. S	124,000	254,234

Seikagaku Corp.	86,900	907,348

COMMON STOCKS (100.2%)* cont.	Shares	Value

Japan cont.
Shimano, Inc.	134,500	$5,481,649

Shin-Estu Polymer Co., Ltd.	202,300	1,079,589

Shinkawa, Ltd.	53,100	653,790

Shinko Plantech Co., Ltd.	36,000	367,253

Shinko Shoji Co., Ltd.	120,600	984,954

Shinwa Co., Ltd.	13,299	209,574

Shizuoka Gas Co., Ltd.	468,000	1,568,405

Showa Corp.	74,000	526,458

Simplex Technology, Inc.	5,416	2,580,022

Sinanen Co., Ltd.	70,000	278,226

SMK Corp.	92,000	394,445

SNT Corp.	130,700	663,645

Stanley Electric Co., Ltd.	547,100	11,016,993

Star Micronics Co., Ltd.	28,000	348,122

Sugi Pharmacy Co., Ltd.	256,000	7,409,822

Sumitomo Light Metal Industries, Ltd.	393,000	420,799

Tachi-S Co., Ltd.	54,600	629,374

Taiyo Ink Manufacturing Co., Ltd.	170,000	3,302,997

Tamron Co., Ltd.	52,100	957,032

Tanabe Seiyaku Co., Ltd.	575,000	8,083,602

Toa Corp.	115,000	671,449

Toenec Corp.	203,000	1,034,376

Tokai Rika Co., Ltd.	325,600	4,728,865

Tokai Rubber Industries, Inc.	113,000	1,262,400

Tokai Tokyo Securities Co., Ltd.	1,854,000	6,552,965

Token Corp.	24,080	821,051

Tokyo Leasing Co., Ltd.	33,000	311,803

Tokyo Steel Manufacturing Co., Ltd.	184,900	1,940,307

Tomy Co., Ltd.	359,100	2,368,337

Toshiba TEC Corp.	1,187,000	5,985,300

Toyo Engineering Corp.	111,000	579,707

Toyo Securities Co., Ltd.	262,000	817,266

Toyo Suisan Kaisha, Ltd.	200,000	4,975,061

Trend Micro, Inc.	23,500	798,961

Wacom Co., Ltd.	335	609,613

WATAMI Co., Ltd.	22,200	365,412

Yamato Kogyo Co., Ltd.	321,100	11,635,420

Yamazen Corp.	246,000	845,502

Yoshimoto Kogyo Co., Ltd.	51,000	507,204

Yoshinoya Holdings Co., Ltd.	487	517,492

Yusen Air & Sea Service Co., Ltd. S	21,400	261,241

Zenrin Co., Ltd. S	27,700	406,424

Zuken, Inc.	38,500	321,990

		341,210,058
Liechtenstein (—%)
Liechtenstein Landesbank	4,686	336,122

		336,122
Luxembourg (0.4%)
Oriflame Cosmetics SA SDR	128,850	7,453,033

		7,453,033
Malaysia (0.1%)
Tanjong PLC	390,000	1,518,404

		1,518,404
Netherlands (2.6%)
Arcadis NV	384,012	8,131,298

Beter BED Holdings NV	123,224	1,713,667

Exact Holding NV	11,977	363,266

Hunter Douglas NV	147,852	7,441,087

COMMON STOCKS (100.2%)* cont.	Shares	Value

Netherlands cont.
Koninklijke Boskalis Westminster NV	140,941	$8,338,404

Koninklijke DSM NV	68,052	3,922,998

Macintosh Retail Group NV	59,015	1,051,427

SNS Reaal	371,660	6,200,441

Vastned Retail NV R	33,918	2,639,709

Wavin NV	556,813	4,519,358

		44,321,655
New Zealand (0.6%)
Contact Energy, Ltd.	640,303	3,738,763

Fletcher Building, Ltd.	1,159,227	6,028,990

		9,767,753
Norway (2.3%)
ABG Sundal Collier ASA	903,000	1,078,321

Acta Holding ASA S	1,058,600	977,364

EDB Business Partner ASA	155,600	844,768

Kongsberg Gruppen AS	7,240	486,534

Petroleum Geo-Services ASA †	281,400	6,048,323

Solstad Offshore ASA	14,300	305,629

Sparebank 1 SR Bank	654,699	5,617,175

Sparebanken Midt-Norge	168,302	1,453,904

Sparebanken Nord-Norge	35,765	594,200

Tandberg ASA S	485,810	10,530,278

TGS Nopec Geophysical Co. ASA † S	650,900	8,695,358

Veidekke ASA	409,200	2,614,882

		39,246,736
Papua New Guinea (0.4%)
Oil Search, Ltd.	1,230,332	6,281,127

		6,281,127
Portugal (0.3%)
Jeronimo Martins, SGPS, SA	388,565	3,319,867

Semapa-Sociedade de Investimento e Gestao	223,901	2,514,088

		5,833,955
Singapore (2.0%)
ComfortDelgro Corp., Ltd.	4,383,000	4,637,441

Datacraft Asia, Ltd.	873,000	1,104,701

Guocoland, Ltd.	45,000	60,074

Ho Bee Investment, Ltd.	2,890,000	1,368,229

Hong Leong Asia, Ltd.	597,000	544,970

Jaya Holdings, Ltd.	316,000	275,299

Kim Eng Holdings, Ltd.	1,918,000	1,726,589

Macquarie MEAG Prime REIT R	5,438,000	4,021,263

Marco Polo Developments, Ltd.	971,000	893,690

MobileOne Asia, Ltd.	2,722,500	3,661,915

Neptune Orient Lines, Ltd.	3,587,000	5,664,646

Rotary Engineering, Ltd.	1,764,000	662,473

Singapore Maritime, Ltd.	260,000	336,986

Unisteel Technology, Ltd.	1,182,500	1,615,801

UOB-Kay Hian Holdings, Ltd.	685,000	626,643

Wing Tai Holdings, Ltd.	6,105,000	5,779,193

		32,979,913
South Korea (3.1%)
Amorepacific Corp.	338	40,638

Binggrae Co., Ltd.	76,020	2,536,989

Cheil Communications, Inc.	20,843	4,431,363

Daeduck Electronics Co.	47,570	151,195

Daegu Bank	433,710	4,845,082

Halla Climate Control	3,320	31,033

Hanjin Shipping	9,550	243,265

Honam Petrochemical, Corp.	122,357	7,250,909

COMMON STOCKS (100.2%)* cont.	Shares	Value

South Korea cont.
Hyundai Marine & Fire Insurance Co.	49,960	$825,686

Hyundai Mipo Dockyard	1,642	235,652

Hyundai Steel Co.	138,010	6,396,692

Kwang Dong Pharmaceutical Co., Ltd.	324,360	974,234

LG Chemical, Ltd.	177,007	15,314,590

LG Home Shopping, Inc.	47,556	2,868,665

LG Telecom, Ltd.	129,212	1,128,059

LS Industrial Systems Co., Ltd.	74,440	3,171,380

NHN Corp. †	1,250	170,761

Samsung Heavy Industries Co., Ltd.	75,290	2,145,970

		52,762,163
Spain (2.3%)
Acerinox SA	80,935	1,529,321

Campofrio Alimentacion SA	85,925	1,170,076

Dinamia †	75,539	1,924,767

Duro Felguera SA	244,673	2,145,558

Fomento de Construcciones y Contratas SA S	28,811	1,444,888

Gestevision Telecinco SA S	508,475	6,538,905

Grupo Empresarial Ence SA	341,114	2,461,086

Indra Sistemas SA Class A	53,953	1,381,974

Obrascon Huarte Lain SA	176,173	4,972,463

Technicas Reunidas SA	91,506	6,052,581

Tubos Reunidos SA	976,635	5,530,651

Uralita SA S	96,368	817,937

Viscofan SA	110,998	2,226,115

		38,196,322
Sweden (2.4%)
AddTech AB Class B	57,300	1,149,152

AF AB Class B	92,460	2,537,021

Axis Communications AB	71,400	880,045

Boss Media AB † F S	305,000	1,182,317

Intrum Justita AB	237,800	3,718,901

JM AB	393,700	4,733,858

KappAhl Holding AB †	713,300	4,953,076

Munters AB	33,350	269,380

Peab AB	1,079,300	7,320,961

Seco Tools AB Class B	593,900	7,526,903

SKF AB Class B	147,886	2,240,692

Ssab Svenskt Stal AB Class A	32,100	783,299

Ssab Svenskt Stal AB Class B	145,200	3,151,161

		40,446,766
Switzerland (6.0%)
Actelion NV †	335,120	19,204,132

Addax Petroleum Corp.	280,900	10,723,735

Baloise Holding AG Class R	141,851	12,129,480

Banque Cantonale Vaudoise (BCV)	24,157	7,328,628

Bell Holding AG	291	447,251

Bellevue Group AG	17,726	925,759

Charles Voegele Holding AG †	35,877	1,864,146

Daetwyler Holding AG †	1,200	73,890

Forbo Holding AG †	13,998	5,899,332

Geberit International AG	58,702	8,545,255

George Fischer AG †	14,312	5,441,138

Helvetia Patria Holding	23,132	7,177,438

Huber & Suhner AG	34,608	1,505,036

Kardex AG †	7,666	417,240

Logitech International SA †	295,716	7,880,935

COMMON STOCKS (100.2%)* cont.	Shares	Value

Switzerland cont.
Mobilezone Holding AG	104,921	$708,955

Motor Columbus, Ltd. †	865	523,807

Schulthess Group	6,886	387,511

Sika AG	3,832	4,864,457

Swisslog Holding AG †	315,149	283,251

Tecan Group AG	57,927	3,298,141

Vontobel Holding AG	28,782	956,936

		100,586,453
Taiwan (2.9%)
Compal Electronics, Inc.	7,539,836	6,744,315

Faraday Technology Corp.	70,669	120,887

Greatek Electronics, Inc.	8,553,951	9,131,619

Hung Poo Real Estate Development Corp.	946,652	1,107,684

Micro-Star International Co., Ltd.	3,570,269	2,479,917

Novatek Microelectronics Corp., Ltd. †	142,010	306,090

President Chain Store Corp.	1,342,000	3,947,186

Quanta Storage, Inc.	1,472,702	1,815,236

Sincere Navigation	3,464,135	4,588,076

U-Ming Marine Transport Corp.	6,769,000	17,846,369

		48,087,379
United Kingdom (14.0%)
888 Holdings PLC	1,151,549	3,102,587

Alexon Group PLC	256,626	278,065

Amlin PLC	2,126,392	11,266,452

Antofagasta PLC	1,460,298	16,429,883

Ashmore Group PLC	329,430	1,538,482

Aveva Group PLC	338,957	9,058,025

Beazley Group PLC	1,199,352	2,423,049

Berkeley Group Holdings PLC †	645,227	9,966,843

Bespak PLC	138,997	1,391,963

BlueBay Asset Management S	127,909	576,089

Brit Insurance Holdings PLC	471,839	1,665,071

British Energy Group PLC	229,000	3,066,953

British Polythene Industries	29,434	123,295

Chaucer Holdings PLC	3,099,013	3,859,755

Clarkson, PLC	85,837	1,615,051

Close Brothers Group PLC	716,273	8,195,574

Daily Mail and General Trust Class A	728,328	4,912,503

Dana Petroleum PLC †	397,687	10,883,496

Davis Service Group PLC	946,749	5,869,159

De La Rue PLC	529,531	8,479,633

Drax Group PLC	275,509	3,745,247

DS Smith PLC	976,682	2,277,090

DTZ Holdings PLC	165,574	301,778

Electronics Boutique PLC	414,866	2,030,567

Great Portland Estates PLC R S	292,192	1,947,033

Greggs PLC	60,004	3,873,940

Hardy Underwriting Bermuda, Ltd.	50,870	206,578

Holidaybreak PLC	47,144	365,376

Investec PLC	171,586	1,254,780

Investec PLC	151,155	1,107,137

James Halstead PLC	3,610	32,090

JKX Oil & Gas PLC	505,128	3,989,048

John Wood Group PLC	1,013,973	8,791,878

Keller Group PLC	133,924	1,924,761

Latchways PLC	6,750	98,000

Liontrust Asset Management PLC	103,155	477,096

COMMON STOCKS (100.2%)* cont.	Shares	Value

United Kingdom cont.
Lookers PLC	716,856	$729,312

Man Group PLC	914,927	9,451,931

Micro Focus International PLC	50,000	279,016

Mitie Group	737,700	3,005,069

National Express Group PLC	562,839	10,624,108

Next PLC	309,370	5,959,403

RAB Capital PLC S	2,289,115	1,873,911

Rathbone Brothers	199,021	3,284,127

Regus Group PLC	3,268,956	4,427,056

Schroders PLC	307,737	5,692,725

Shire PLC	883,530	15,465,430

Spectris PLC	299,705	4,522,279

COMMON STOCKS (100.2%)* cont.	Shares	Value

United Kingdom cont.
Sportingbet PLC †	2,663,676	$1,843,558

St. Ives PLC	2,002,753	6,085,445

Vedanta Resources PLC	168,692	5,577,570

Vitec Group PLC	745,259	5,408,013

Weir Group PLC (The)	483,922	8,130,903

William Hill PLC	1,289,522	6,634,328

		236,118,511
United States (0.2%)
Gerdau Ameristeel Corp.	207,100	2,923,214

SkillSoft PLC ADR †	13,929	151,687

		3,074,901
Total common stocks (cost $1,665,730,126)		$1,687,201,076

SHORT-TERM INVESTMENTS (2.5%)*	Principal amount/shares	Value

Putnam Prime Money Market Fund [e]	4,869,828	$4,869,828

Short-term investments held as collateral for loaned securities with yields ranging from 1.88% to 1.98% and
a due date of September 2,2008 [d]	$36,278,794	36,270,819

U.S. Treasury Bills, for effective yields ranging from 1.39% to 1.91%, September 18, 2008	1,261,000	1,260,120

Total short-term investments (cost $42,400,767)		$42,400,767

TOTAL INVESTMENTS

Total investments (cost $1,708,130,893)		$1,729,601,843

* Percentages indicated are based on net assets of $1,684,043,763.

† Non-income-producing security.

d See Note 1 to the financial statements.

e See Note 5 to the financial statements regarding investments in Putnam Prime Money Market Fund.

F Is valued at fair value following procedures approved by the Trustees. On August 31, 2008, fair value pricing was also used for certain foreign securities in the portfolio (Note 1).

R Real Estate Investment Trust.

S Securities on loan, in part or in entirety, at August 31, 2008.

At August 31, 2008, liquid assets totaling $11,924,913 have been designated as collateral for open forward contracts.

ADR and SDR after the name of a foreign holding stands for American Depository Receipts and Swedish Depository Receipts respectively, representing ownership of foreign securities on deposit with a custodian bank.

FORWARD CURRENCY CONTRACTS TO BUY at 8/31/08		Aggregate	Delivery	Unrealized appreciation/
(aggregate face value $475,025,623)	Value	face value	date	(depreciation)

Australian Dollar	$143,179,638	$156,854,308	10/15/08	$(13,674,670)

British Pound	9,432,747	9,647,912	9/17/08	(215,165)

Canadian Dollar	5,432,131	5,691,920	10/15/08	(259,789)

Euro	59,526,677	63,476,959	9/17/08	(3,950,282)

Japanese Yen	29,574,964	29,467,979	11/19/08	106,985

Norwegian Krone	118,401,839	123,850,545	9/17/08	(5,448,706)

Swedish Krona	20,942,728	21,125,572	9/17/08	(182,844)

Swiss Franc	61,386,372	64,910,428	9/17/08	(3,524,056)

Total				$(27,148,527)

FORWARD CURRENCY CONTRACTS TO SELL at 8/31/08		Aggregate	Delivery	Unrealized
(aggregate face value $461,355,279)	Value	face value	date	appreciation

Australian Dollar	$8,621,166	$9,451,200	10/15/08	$830,034

British Pound	101,694,296	106,313,102	9/17/08	4,618,806

Canadian Dollar	99,811,148	103,478,407	10/15/08	3,667,259

Euro	94,443,949	97,679,356	9/17/08	3,235,407

Japanese Yen	87,838,117	87,932,445	11/19/08	94,328

Swedish Krona	45,715,232	48,218,788	9/17/08	2,503,556

Swiss Franc	8,007,771	8,281,981	9/17/08	274,210

Total				$15,223,600

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities 8/31/08

ASSETS

Investment in securities, at value, including $33,383,018
of securities on loan (Note 1):
Unaffiliated issuers (identified cost $1,703,261,065)	$1,724,732,015
Affiliated issuers (identified cost $4,869,828) (Note 5)	4,869,828

Foreign currency (cost $1,092,529) (Note 1)	1,089,408

Dividends, interest and other receivables	4,015,980

Receivable for shares of the fund sold	3,016,473

Receivable for securities sold	4,373,848

Receivable for open forward currency contracts (Note 1)	15,409,649

Receivable for closed forward currency contracts (Note 1)	13,235,550

Foreign tax reclaim	772,751

Total assets	1,771,515,502

LIABILITIES

Payable to custodian (Note 2)	281,067

Payable for securities purchased	2,853,805

Payable for shares of the fund repurchased	3,843,598

Payable for compensation of Manager (Notes 2 and 5)	4,103,873

Payable for investor servicing fees (Note 2)	440,360

Payable for custodian fees (Note 2)	148,566

Payable for Trustee compensation and expenses (Note 2)	157,763

Payable for administrative services (Note 2)	3,135

Payable for distribution fees (Note 2)	816,730

Payable for open forward currency contracts (Note 1)	27,334,576

Payable for closed forward currency contracts (Note 1)	10,864,655

Collateral on securities loaned, at value (Note 1)	36,270,819

Other accrued expenses	352,792

Total liabilities	87,471,739

Net assets	$1,684,043,763

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$1,654,654,039

Undistributed net investment income (Note 1)	30,826,976

Accumulated net realized losses on investments
and foreign currency transactions (Note 1)	(10,908,650)

Net unrealized appreciation of investments
and assets and liabilities in foreign currencies	9,471,398

Total — Representing net assets applicable to
capital shares outstanding	$1,684,043,763

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($1,259,640,666 divided by 39,251,338 shares)	$32.09

Offering price per class A share (100/94.25 of $32.09)*	$34.05

Net asset value and offering price per class B share
($166,262,439 divided by 5,312,554 shares)**	$31.30

Net asset value and offering price per class C share
($99,260,642 divided by 3,139,965 shares)**	$31.61

Net asset value and redemption price per class M share
($17,334,004 divided by 547,545 shares)	$31.66

Offering price per class M share (100/96.50 of $31.66)*	$32.81

Net asset value, offering price and redemption price per class R share
($23,843,005 divided by 751,579 shares)	$31.72

Net asset value, offering price and redemption price per class Y share
($117,703,007 divided by 3,654,122 shares)	$32.21

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Statement of operations Year ended 8/31/08

INVESTMENT INCOME

Dividends (net of foreign tax of $6,166,277)	$59,207,192

Interest (including interest income of $2,217,707
from investments in affiliated issuers) (Note 5)	2,522,032

Securities lending	483,083

Total investment income	62,212,307

EXPENSES

Compensation of Manager (Note 2)	17,781,305

Investor servicing fees (Note 2)	5,547,073

Custodian fees (Note 2)	302,498

Trustee compensation and expenses (Note 2)	73,688

Administrative services (Note 2)	46,371

Distribution fees — Class A (Note 2)	3,575,113

Distribution fees — Class B (Note 2)	2,961,026

Distribution fees — Class C (Note 2)	1,198,772

Distribution fees — Class M (Note 2)	181,541

Distribution fees — Class R (Note 2)	76,373

Other	723,807

Non-recurring costs (Notes 2 and 6)	3,680

Costs assumed by Manager (Notes 2 and 6)	(3,680)

Fees reimbursed by Manager (Note 5)	(46,165)

Total expenses	32,421,402

Expense reduction (Note 2)	(297,210)

Net expenses	32,124,192

Net investment income	30,088,115

Net realized loss on investments (net of foreign tax
of $695,934) (Notes 1 and 3)	(14,334,171)

Net realized loss on futures contracts (Note 1)	(14,078,020)

Net realized gain on foreign currency transactions (Note 1)	28,118,191

Net unrealized depreciation of assets and liabilities
in foreign currencies during the year	(1,331,740)

Net unrealized depreciation of investments and futures
contracts during the year	(448,207,673)

Net loss on investments	(449,833,413)

Net decrease in net assets resulting from operations	$(419,745,298)

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS
	Year ended	Year ended
	8/31/08	8/31/07

Operations:

Net investment income	$30,088,115	$17,415,985

Net realized gain (loss) on investments
and foreign currency transactions	(294,000)	299,189,686

Net unrealized appreciation (depreciation)
of investments and assets and liabilities in
foreign currencies	(449,539,413)	118,868,804

Net increase (decrease) in net assets
resulting from operations	(419,745,298)	435,474,475

Distributions to shareholders (Note 1):

From ordinary income

Net investment income

Class A	(55,058,034)	(21,783,120)

Class B	(10,192,387)	(5,792,526)

Class C	(3,924,304)	(1,222,110)

Class M	(894,618)	(408,813)

Class R	(476,200)	(39,705)

Class Y	(4,874,225)	(1,980,382)

From net realized long-term gain on investments

Class A	(11,304,561)	—

Class B	(2,807,921)	—

Class C	(985,877)	—

Class M	(214,764)	—

Class R	(98,436)	—

Class Y	(941,820)	—

Redemption fees (Note 1)	206,055	149,866

Increase from capital share transactions (Note 4)	80,830,969	158,200,113

Total increase (decrease) in net assets	(430,481,421)	562,597,798

NET ASSETS

Beginning of year	2,114,525,184	1,551,927,386

End of year (including undistributed net
investment income of $30,826,976 and
$48,924,329, respectively)	$1,684,043,763	$2,114,525,184

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:

													Ratio of net
	Net asset value,		Net realized and	Total from		From net				Total return	Net assets,	Ratio of expenses	investment income
	beginning	Net investment	unrealized gain (loss)	investment	From net	realized gain on	Total	Redemption	Net asset value,	at net asset	end of period	to average	(loss) to average	Portfolio
Period ended	of period	income (loss) [a,d]	on investments	operations	investment income	investments	distributions	fees [e]	end of period	value (%) [b]	(in thousands)	net assets (%) [c,d]	net assets (%) [d]	turnover (%)

Class A
August 31, 2008	$41.54	.63	(8.27)	(7.64)	(1.50)	(.31)	(1.81)	—	$32.09	(19.01)	$1,259,641	1.47	1.68	40.76
August 31, 2007	33.00	.45	8.83	9.28	(.74)	—	(.74)	—	41.54	28.43	1,432,999	1.49	1.15	37.17
August 31, 2006	26.80	.27 [f]	6.33	6.60	(.40)	—	(.40)	—	33.00	24.88 [f]	943,421	1.54 [f]	.89 [f]	44.79
August 31, 2005	20.47	.18 [g]	6.49	6.67	(.34)	—	(.34)	—	26.80	32.83 [g]	744,751	1.60	.77 [g]	63.85
August 31, 2004	16.31	.13	4.32	4.45	(.29)	—	(.29)	—	20.47	27.49	594,971	1.62	.67	68.13

Class B
August 31, 2008	$40.45	.27	(7.99)	(7.72)	(1.12)	(.31)	(1.43)	—	$31.30	(19.61)	$166,262	2.22	.74	40.76
August 31, 2007	32.15	.13	8.64	8.77	(.47)	—	(.47)	—	40.45	27.45	416,584	2.24	.36	37.17
August 31, 2006	26.11	.04 [f]	6.19	6.23	(.19)	—	(.19)	—	32.15	23.98 [f]	425,910	2.29 [f]	.13 [f]	44.79
August 31, 2005	19.96	— [e,g]	6.33	6.33	(.18)	—	(.18)	—	26.11	31.82 [g]	432,291	2.35	.01 [g]	63.85
August 31, 2004	15.91	(.01)	4.22	4.21	(.16)	—	(.16)	—	19.96	26.58	402,796	2.37	(.05)	68.13

Class C
August 31, 2008	$40.96	.33	(8.14)	(7.81)	(1.23)	(.31)	(1.54)	—	$31.61	(19.63)	$99,261	2.22	.89	40.76
August 31, 2007	32.57	.15	8.74	8.89	(.50)	—	(.50)	—	40.96	27.48	128,552	2.24	.39	37.17
August 31, 2006	26.46	.04 [f]	6.27	6.31	(.20)	—	(.20)	—	32.57	23.95 [f]	79,202	2.29 [f]	.13 [f]	44.79
August 31, 2005	20.22	— [e,g]	6.41	6.41	(.17)	—	(.17)	—	26.46	31.80 [g]	71,006	2.35	.01 [g]	63.85
August 31, 2004	16.08	(.02)	4.29	4.27	(.13)	—	(.13)	—	20.22	26.62	64,866	2.37	(.10)	68.13

Class M
August 31, 2008	$40.97	.40	(8.12)	(7.72)	(1.28)	(.31)	(1.59)	—	$31.66	(19.40)	$17,334	1.97	1.08	40.76
August 31, 2007	32.57	.24	8.73	8.97	(.57)	—	(.57)	—	40.97	27.77	28,812	1.99	.63	37.17
August 31, 2006	26.47	.11 [f]	6.27	6.38	(.28)	—	(.28)	—	32.57	24.26 [f]	23,720	2.04 [f]	.38 [f]	44.79
August 31, 2005	20.23	.06 [g]	6.41	6.47	(.23)	—	(.23)	—	26.47	32.12 [g]	20,121	2.10	.27 [g]	63.85
August 31, 2004	16.11	.02	4.29	4.31	(.19)	—	(.19)	—	20.23	26.91	16,535	2.12	.10	68.13

Class R
August 31, 2008	$41.17	.58	(8.23)	(7.65)	(1.49)	(.31)	(1.80)	—	$31.72	(19.21)	$23,843	1.72	1.59	40.76
August 31, 2007	32.78	.42	8.70	9.12	(.73)	—	(.73)	—	41.17	28.10	8,008	1.74	1.03	37.17
August 31, 2006	26.68	.18 [f]	6.32	6.50	(.40)	—	(.40)	—	32.78	24.61 [f]	1,216	1.79 [f]	.59 [f]	44.79
August 31, 2005	20.45	.13 [g]	6.47	6.60	(.37)	—	(.37)	—	26.68	32.53 [g]	304	1.85	.52 [g]	63.85
August 31, 2004	16.29	.15	4.28	4.43	(.27)	—	(.27)	—	20.45	27.35	11	1.87	.75	68.13

Class Y
August 31, 2008	$41.69	.72	(8.30)	(7.58)	(1.59)	(.31)	(1.90)	—	$32.21	(18.82)	$117,703	1.22	1.93	40.76
August 31, 2007	33.10	.53	8.88	9.41	(.82)	—	(.82)	—	41.69	28.76	99,570	1.24	1.36	37.17
August 31, 2006	26.88	.35 [f]	6.34	6.69	(.47)	—	(.47)	—	33.10	25.17 [f]	78,458	1.29 [f]	1.14 [f]	44.79
August 31, 2005	20.53	.24 [g]	6.51	6.75	(.40)	—	(.40)	—	26.88	33.13 [g]	57,334	1.35	1.01 [g]	63.85
August 31, 2004	16.35	.19	4.33	4.52	(.34)	—	(.34)	—	20.53	27.89	58,630	1.37	1.00	68.13

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and brokerage/service arrangements (Note 2).

d Reflects an involuntary contractual expense limitation and/or waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund in effect during the period. As a result of such limitation and/ or waivers, the expenses of each class reflect a reduction of the following amounts (Notes 2 and 5):

Percentage of average net assets

August 31, 2008	<0.01%

August 31, 2007	<0.01

August 31, 2006	<0.01

August 31, 2005	0.01

August 31, 2004	0.04

e Amount represents less than $0.01 per share.

f Reflects a non-recurring reimbursement from Putnam Investments relating to the calculation of certain amounts paid by the fund to Putnam in previous years for transfer agent services, which amounted to $0.01 per share and 0.02% of average net assets for the period ended August 31, 2006.

g Reflects a non-recurring accrual related to Putnam Management’s settlement with the SEC regarding brokerage allocation practices, which amounted to the following amounts:

		Percentage
		of average
	Per share	net assets

Class A	$0.01	0.02%

Class B	0.01	0.02

Class C	0.01	0.02

Class M	0.01	0.02

Class R	0.01	0.03

Class Y	0.01	0.02

The accompanying notes are an integral part of these financial statements.

30	31

Notes to financial statements 8/31/08

Note 1: Significant accounting policies

Putnam International Capital Opportunities Fund (“the fund”), is a series of Putnam Investment Funds (the “trust”), a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks long-term capital appreciation by investing primarily in equity securities of small-and mid-capitalization companies whose principle place of business is located outside of the United States or whose securities are principally traded on foreign markets.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are offered to qualified employee-benefit plans, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are generally only available to corporate and institutional clients and clients in other approved programs.

A 1.00% redemption fee may apply on any shares that are redeemed (either by selling or exchanging into another fund) within 90 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets. If no sales are reported — as in the case of some securities traded over-the-counter — a security is valued at its last reported bid price. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors, including movements in the U.S. securities markets. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At August 31, 2008, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. Certain investments, including certain restricted securities and derivatives, are also valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security at a given point in time and does not reflect an actual market price, which may be different by a material amount.

B) Joint trading account Pursuant to an exemptive order from the Securities and Exchange Commission (the “SEC”), the fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Investment Management, LLC (“Putnam Management”), the fund’s manager, a wholly-owned subsidiary of Putnam, LLC. These balances may be invested in issues of short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

E) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

The fund may be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned.

F) Forward currency contracts The fund may buy and sell forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities a fund intends to buy are denominated, when a fund holds cash reserves and short term investments), or for other investment purposes. The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities. Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

G) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns, owned or expects to purchase, or for other investment purposes. The fund may also write options on swaps or securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.” Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Futures and written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

H) Security lending The fund may lend securities, through its agents, to quali-fied borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agents; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. At August 31, 2008, the value of securities loaned amounted to $33,383,018. The fund received cash collateral of $36,270,819 which is pooled with collateral of other Putnam funds into 2 issues of short-term investments.

I) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At August 31, 2008, the fund had a capital loss carryover of $10,367,418 available to the extent allowed by the Code to offset future net capital gain, if any. This capital loss carryover will expire on August 31, 2016.

J) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences of losses on wash sales transactions, foreign currency gains and losses, foreign tax credits, and Indian Capital Gain Tax. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended August 31, 2008, the fund reclassified $27,234,300 to increase undistributed net investment income and $27,234,300 to decrease accumulated net realized gains.

The tax basis components of distributable earnings and the federal tax cost as of August 31, 2008 were as follows:

Unrealized appreciation	$290,654,022
Unrealized depreciation	(269,724,303)

Net unrealized appreciation	20,929,719
Undistributed ordinary income	18,902,063
Capital loss carryforward	(10,367,418)

Cost for federal income tax purposes	$1,708,672,124

K) Expenses of the trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administration services and
other transactions

The fund pays Putnam Management for management and investment advisory services quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 1.00% of the first $500 million of average net assets, 0.90% of the next $500 million, 0.85% of the next $500 million, 0.80% of the next $5 billion, 0.775% of the next $5 billion, 0.755% of the next $5 billion, 0.74% of the next $5 billion and 0.73% thereafter.

Putnam Management has agreed to waive fees and reimburse expenses of the fund through June 30, 2009 to the extent necessary to ensure that the fund’s expenses do not exceed the simple average of the expenses of all front-end load funds viewed by Lipper Inc. as having the same investment classification or objective as the fund. The expense reimbursement is based on a comparison of the fund’s expenses with the average annualized operating expenses of the funds in its Lipper peer group for each calendar quarter during the fund’s last fiscal year, excluding 12b-1 fees and without giving effect to any expense offset and brokerage/service arrangements that may reduce fund expenses. For the year ended August 31, 2008, Putnam Management did not waive any of its management fee from the fund.

Putnam Investments Limited (“PIL”), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

For year ended August 31, 2008, Putnam Management has assumed $3,680 of legal, shareholder servicing and communication, audit and Trustee fees incurred by the fund in connection with certain legal and regulatory matters (including those described in Note 6).

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial services for the fund’s assets were provided by Putnam Fiduciary Trust Company (“PFTC”), an affiliate of Putnam Management, and by State Street Bank and Trust Company (“State Street”). Custody fees are based on the fund’s asset level, the number of its security holdings, transaction volumes and with respect to PFTC, certain fees related to the transition of assets to State Street. Putnam Investor Services, a division of PFTC, provided investor servicing agent functions to the fund. Putnam Investor Services received fees for investor servicing, subject to certain limitations, based on the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. During the year ended August 31, 2008 the fund incurred $5,574,522 for custody and investor servicing agent functions provided by PFTC.

Under the custodian contract between the fund and State Street, the custodian bank has a lien on the securities of the fund to the extent permitted by the fund’s investment restrictions to cover any advances made by the custodian bank for the settlement of securities purchased by the fund. At August 31, 2008, the payable to the custodian bank represents the amount due for cash advanced for the settlement of securities purchased.

The fund has entered into expense offset arrangements with PFTC and State Street whereby PFTC’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the year ended August 31, 2008, the fund’s expenses were reduced by $88,862 under the expense offset arrangements and by $208,348 under the brokerage/service arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $725, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings and industry seminars and for certain compliance-related matters. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the “Deferral Plan”) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the “Pension Plan”) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the “Plans”) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the year ended August 31, 2008, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $189,728 and $1,766 from the sale of class A and class M shares, respectively, and received $142,656 and $78,181 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the year ended August 31, 2008, Putnam Retail Management Limited Partnership, acting as underwriter, received $6,994 and no monies on class A and class M redemptions, respectively.

Note 3: Purchases and sales of securities

During the year ended August 31, 2008, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $870,436,792 and $796,341,474 respectively. There were no purchases or sales of U.S. government securities.

Note 4: Capital shares

At August 31, 2008, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Year ended 8/31/08		Year ended 8/31/07

Class A	Shares	Amount	Shares	Amount

Shares sold	14,733,579	$560,723,820	12,261,547	$480,436,456

Shares issued in	1,619,033	60,519,475	554,586	20,381,049
connection with
reinvestment of
distributions

	16,352,612	621,243,295	12,816,133	500,817,505

Shares	(11,598,567)	(427,973,146)	(6,906,619)	(266,531,060)
repurchased

Net increase	4,754,045	$193,270,149	5,909,514	$234,286,445

	Year ended 8/31/08		Year ended 8/31/07

Class B	Shares	Amount	Shares	Amount

Shares sold	609,426	$23,102,231	1,014,553	$37,732,824

Shares issued in	321,401	11,779,325	144,443	5,197,068
connection with
reinvestment of
distributions

	930,827	34,881,556	1,158,996	42,929,892

Shares	(5,916,174)	(215,942,452)	(4,108,550)	(154,603,139)
repurchased

Net decrease	(4,985,347)	$(181,060,896)	(2,949,554)	$(111,673,247)

	Year ended 8/31/08		Year ended 8/31/07

Class C	Shares	Amount	Shares	Amount

Shares sold	758,201	$29,255,927	1,116,008	$44,170,705

Shares issued in	104,214	3,857,971	27,921	1,016,867
connection with
reinvestment of
distributions

	862,415	33,113,898	1,143,929	45,187,572

Shares	(861,189)	(32,113,949)	(436,734)	(16,447,944)
repurchased

Net increase	1,226	$999,949	707,195	$28,739,628

	Year ended 8/31/08		Year ended 8/31/07

Class M	Shares	Amount	Shares	Amount

Shares sold	68,541	$2,675,702	106,462	$4,154,657

Shares issued in	28,487	1,054,319	10,525	382,898
connection with
reinvestment of
distributions

	97,028	3,730,021	116,987	4,537,555

Shares	(252,646)	(8,898,999)	(142,011)	(5,445,998)
repurchased

Net decrease	(155,618)	$(5,168,978)	(25,024)	$(908,443)

	Year ended 8/31/08		Year ended 8/31/07

Class R	Shares	Amount	Shares	Amount

Shares sold	728,632	$26,422,200	192,298	$7,697,100

Shares issued in	13,854	512,762	970	33,386
connection with
reinvestment of
distributions

	742,486	26,934,962	193,268	7,730,486

Shares	(185,417)	(6,549,509)	(35,855)	(1,447,218)
repurchased

Net increase	557,069	$20,385,453	157,413	$6,283,268

	Year ended 8/31/08		Year ended 8/31/07

Class Y	Shares	Amount	Shares	Amount

Shares sold	2,423,816	$94,760,395	841,636	$33,043,784

Shares issued in	150,377	5,631,650	53,800	1,980,382
connection with
reinvestment of
distributions

	2,574,193	100,392,045	895,436	35,024,166

Shares	(1,308,641)	(47,986,753)	(876,939)	(33,551,704)
repurchased

Net increase	1,265,552	$52,405,292	18,497	$1,472,462

Note 5: Investment in Putnam Prime Money Market Fund

The fund invested in Putnam Prime Money Market Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Prime Money Market Fund were valued at its closing net asset value each business day. Management fees paid by the fund were reduced by an amount equal to the management fees paid by Putnam Prime Money Market Fund with respect to assets invested by the fund in Putnam Prime Money Market Fund. For the year ended August 31, 2008, management fees paid were reduced by $46,165 relating to the fund’s investment in Putnam Prime Money Market Fund. Income distributions earned by the fund were recorded as interest income in the Statement of operations and totaled $2,217,707 for the year ended August 31, 2008. During the year ended August 31, 2008, cost of purchases and proceeds of sales of investments in Putnam Prime Money Market Fund aggregated $832,107,142 and $860,964,184, respectively.

On September 17, 2008, the Trustees of the Putnam Prime Money Market Fund voted to close that fund effective September 17, 2008. On September 24, 2008 the fund received shares of Federated Prime Obligations Fund, an unaffiliated management investment company registered under the Investment Company Act of 1940, in liquidation of its shares of Putnam Prime Money Market Fund.

Note 6: Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the Securities and Exchange Commission and the Massachusetts Securities Division in connection with excessive short-term trading in Putnam funds. Distribution of payments from Putnam Management to certain open-end Putnam funds and their shareholders is expected to be completed in the next several months. These allegations and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits against Putnam Management and, in a limited number of cases, some Putnam funds. Putnam Management believes that these lawsuits will have no material adverse effect on the funds or on Putnam Management’s ability to provide investment management services. In addition, Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

Note 7: New accounting pronouncements

In June 2006, the Financial Accounting Standards Board (“FASB”) issued Interpretation No. 48, Accounting for Uncertainty in Income Taxes (the “Interpretation”). The Interpretation prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken by a filer in the filer’s tax return. Upon adoption, the Interpretation did not have a material effect on the fund’s financial statements. However, the conclusions regarding the Interpretation may be subject to review and adjustment at a later date based on factors including, but not limited to, further implementation guidance expected from the FASB, and on-going analysis of tax laws, regulations and interpretations thereof. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (the “Standard”). The Standard defines fair value, sets out a framework for measuring fair value and expands disclosures about fair value measurements. The Standard applies to fair value measurements already required or permitted by existing standards. The Standard is effective for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Putnam Management does not believe the adoption of the Standard will impact the amounts reported in the financial statements; however, additional disclosures will be required about the inputs used to develop the measurements of fair value.

In March 2008, Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“SFAS 161”) — an amendment of FASB Statement No. 133, was issued and is effective for fiscal years beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about how and why an entity uses derivative instruments and how derivative instruments affect an entity’s financial position. Putnam Management is currently evaluating the impact the adoption of SFAS 161 will have on the fund’s financial statement disclosures.

Note 8: Market conditions

Recent events in the financial sector have resulted in an unusually high degree of volatility in the financial markets. The fund’s investments in the financial sector, as reflected in the fund’s schedule of investments, exposes investors to the negative (or positive) performance resulting from these events.

Federal tax information and brokerage commissions (unaudited)

Federal tax information

For the period, interest and dividends from foreign countries were $65,373,469 or $1.24 per share (for all classes of shares). Taxes paid to foreign countries were $6,862,211 or $0.13 per share (for all classes of shares).

For its tax year ended August 31, 2008, the fund hereby designates 91.44%, or the maximum amount allowable, of its taxable ordinary income distributions as qualified dividends taxed at the individual net capital gain rates.

The Form 1099 you receive in January 2009 will show the tax status of all distributions paid to your account in calendar 2008.

Brokerage commissions

Brokerage commissions are paid to firms that execute trades on behalf of your fund. When choosing these firms, Putnam is required by law to seek the best execution of the trades, taking all relevant factors into consideration, including expected quality of execution and commission rate. Listed below are the largest relationships based upon brokerage commissions for your fund and the other funds in Putnam’s International group for the year ended August 31, 2008. The Put-nam mutual funds in this group are Putnam Europe Equity Fund, Putnam Global Equity Fund, Putnam International Capital Opportunities Fund, Putnam International Equity Fund, Putnam International Growth and Income Fund, Putnam International New Opportunities Fund, Putnam VT Global Equity Fund, Putnam VT International Equity Fund, Putnam VT International Growth and Income Fund, and Putnam VT International New Opportunities Fund.

The top five firms that received brokerage commissions for trades executed for the International group are (in descending order) Credit Suisse First Boston, Deutsche Bank Securities, Citigroup Global Markets, UBS Securities, and Goldman, Sachs & Co. Commissions paid to these firms together represented approximately 48% of the total brokerage commissions paid for the year ended August 31, 2008.

Commissions paid to the next 10 firms together represented approximately 34% of the total brokerage commissions paid during the period. These firms are (in alphabetical order) ABN AMRO, San-ford C. Bernstein & Co., Cazenove Group, Daiwa Securities America, Lehman Brothers, Macquarie Securities (USA), Merrill Lynch, Pierce, Fenner and Smith, J.P.Morgan Securities, Morgan Stanley & Co., and Redburn Partners.

Commission amounts do not include “mark-ups” paid on bond or derivative trades made directly with a dealer. Additional information about brokerage commissions is available on the Securities and Exchange Commission (SEC) Web site at www.sec.gov. Putnam funds disclose commissions by firm to the SEC in semiannual filings on Form N-SAR.

About the Trustees

Jameson A. Baxter

Born 1943, Trustee since 1994,
Vice Chairman since 2005

Ms. Baxter is the President of Baxter Associates, Inc., a private investment firm.

Ms. Baxter serves as a Director of ASHTA Chemicals, Inc., and the Mutual Fund Directors Forum. Until 2007, she was a Director of Banta Corporation (a printing and supply chain management company), Ryerson, Inc. (a metals service corporation), and Advocate Health Care. Until 2004, she was a Director of BoardSource (formerly the National Center for Nonprofit Boards); and until 2002, she was a Director of Intermatic Corporation (a manufacturer of energy control products). She is Chairman Emeritus of the Board of Trustees, Mount Holyoke College, having served as Chairman for five years.

Ms. Baxter has held various positions in investment banking and corporate finance, including Vice President of and Consultant to First Boston Corporation and Vice President and Principal of the Regency Group. She is a graduate of Mount Holyoke College.

Charles B. Curtis

Born 1940, Trustee since 2001

Mr. Curtis is President and Chief Operating Officer of the Nuclear Threat Initiative (a private foundation dealing with national security issues), and serves as Senior Advisor to the United Nations Foundation.

Mr. Curtis is a member of the Council on Foreign Relations and serves as Director of Edison International and Southern California Edison. Until 2006, Mr. Curtis served as a member of the Trustee Advisory Council of the Applied Physics Laboratory, Johns Hopkins University. Until 2003, Mr. Curtis was a member of the Electric Power Research Institute Advisory Council and the University of Chicago Board of Governors for Argonne National Laboratory. Prior to 2002, Mr. Curtis was a member of the Board of Directors of the Gas Technology Institute and the Board of Directors of the Environment and Natural Resources Program Steering Committee, John F. Kennedy School of Government, Harvard University. Until 2001, Mr. Curtis was a member of the Department of Defense Policy Board and Director of EG&G Technical Services, Inc. (a fossil energy research and development support company).

From August 1997 to December 1999, Mr. Curtis was a Partner at Hogan & Hartson LLP, an international law firm headquartered in Washington, D.C. Prior to May 1997, Mr. Curtis was Deputy Secretary of Energy and Under Secretary of the U.S. Department of Energy. He served as Chairman of the Federal Energy Regulatory Commission from 1977 to 1981 and has held positions on the staff of the U.S. House of Representatives, the U.S. Treasury Department, and the SEC.

Robert J. Darretta

Born 1946, Trustee since 2007

Mr. Darretta serves as Director of United-Health Group, a diversified health-care company.

Until April 2007, Mr. Darretta was Vice Chairman of the Board of Directors of Johnson & Johnson, one of the world’s largest and most broadly based health-care companies. Prior to 2007, he had responsibility for Johnson & Johnson’s finance, investor relations, information technology, and procurement function. He served as Johnson & Johnson Chief Financial Officer for a decade, prior to which he spent two years as Treasurer of the corporation and over ten years leading various Johnson & Johnson operating companies.

Mr. Darretta received a B.S. in Economics from Villanova University.

Myra R. Drucker

Born 1948, Trustee since 2004

Ms. Drucker is Chair of the Board of Trustees of Commonfund (a not-for-profit firm specializing in managing assets for educational endowments and foundations), Vice Chair of the Board of Trustees of Sarah Lawrence College, and a member of the Investment Committee of the Kresge Foundation (a charitable trust). She is also a Director of New York Stock Exchange LLC (a wholly-owned subsidiary of NYSE Euronext), and a Director of Interactive Data Corporation (a provider of financial market data and analytics to financial institutions and investors).

Ms. Drucker is an ex-officio member of the New York Stock Exchange (NYSE) Pension Managers Advisory Committee, having served as Chair for seven years. She serves as an advisor to RCM Capital Management (an investment management firm) and to the Employee Benefits Investment Committee of The Boeing Company (an aerospace firm).

From November 2001 until August 2004, Ms. Drucker was Managing Director and a member of the Board of Directors of General Motors Asset Management and Chief Investment Officer of General Motors Trust Bank. From December 1992 to November 2001, Ms. Drucker served as Chief Investment Officer of Xerox Corporation (a document company). Prior to December 1992, Ms. Drucker was Staff Vice President and Director of Trust Investments for International Paper (a paper and packaging company).

Ms. Drucker received a B.A. degree in Literature and Psychology from Sarah Lawrence College and pursued graduate studies in economics, statistics, and portfolio theory at Temple University.

Charles E. Haldeman, Jr.*

Born 1948, Trustee since 2004 and
President of the Funds since 2007

Mr. Haldeman is Chairman of Putnam Investment Management, LLC and President of the Putnam Funds. Prior to July 2008, he was President and Chief Executive Officer of Putnam, LLC (“Putnam Investments”). Prior to November 2003, Mr. Haldeman served as Co-Head of Putnam Investments’ Investment Division.

Prior to joining Putnam in 2002, he held executive positions in the investment management industry. He previously served as Chief Executive Officer of Delaware Investments and President and Chief Operating Officer of United Asset Management. Mr. Haldeman was also a

Partner and Director of Cooke & Bieler, Inc. (an investment management firm).

Mr. Haldeman currently serves on the Board of Governors of the Investment Company Institute and as Chair of the Board of Trustees of Dartmouth College. He also serves on the Partners HealthCare Investment Committee, the Tuck School of Business Overseers, and the Harvard Business School Board of Dean’s Advisors. He is a graduate of Dartmouth College, Harvard Law School, and Harvard Business School. Mr. Haldeman is also a Chartered Financial Analyst (CFA) charterholder.

John A. Hill
Born 1942, Trustee since 1985 and
Chairman since 2000

Mr. Hill is founder and Vice-Chairman of First Reserve Corporation, the leading private equity buyout firm specializing in the worldwide energy industry, with offices in Greenwich, Connecticut; Houston, Texas; London, England; and Shanghai, China. The firm’s investments on behalf of some of the nation’s largest pension and endowment funds are currently concentrated in 26 companies with annual revenues in excess of $13 billion, which employ over 100,000 people in 23 countries.

Mr. Hill is Chairman of the Board of Trustees of the Putnam Mutual Funds, a Director of Devon Energy Corporation and various private companies owned by First Reserve, and serves as a Trustee of Sarah Lawrence College where he chairs the Investment Committee.

Prior to forming First Reserve in 1983, Mr. Hill served as President of F. Eberstadt and Company, an investment banking and investment management firm. Between 1969 and 1976, Mr. Hill held various senior positions in Washington, D.C. with the federal government, including Deputy Associate Director of the Office of Management and Budget and Deputy Administrator of the Federal Energy Administration during the Ford Administration.

Born and raised in Midland, Texas, he received his B.A. in Economics from Southern Methodist University and pursued graduate studies as a Woodrow Wilson Fellow.

Paul L. Joskow
Born 1947, Trustee since 1997

Dr. Joskow is an economist and President of the Alfred P. Sloan Foundation (a philanthropic institution focused primarily on research and education on issues related to science, technology, and economic performance). He is on leave from his position as the Elizabeth and James Killian Professor of Economics and Management at the Massachusetts Institute of Technology (MIT), where he has been on the faculty since 1972. Dr. Joskow was the Director of the Center for Energy and Environmental Policy Research at MIT from 1999 through 2007.

Dr. Joskow serves as a Trustee of Yale University, as a Director of TransCanada Corporation (an energy company focused on natural gas transmission and power services) and of Exelon Corporation (an energy company focused on power services), and as a member of the Board of Overseers of the Boston Symphony Orchestra. Prior to August 2007, he served as a Director of National Grid (a UK-based holding company with interests in electric and gas transmission and distribution and telecommunications infrastructure). Prior to July 2006, he served as President of the Yale University Council and continues to serve as a member of the Council. Prior to February 2005, he served on the board of the Whitehead Institute for Biomedical Research (a non-profit research institution). Prior to February 2002, he was a Director of State Farm Indemnity Company (an automobile insurance company), and prior to March 2000, he was a Director of New England Electric System (a public utility holding company).

Dr. Joskow has published six books and numerous articles on industrial organization, government regulation of industry, and competition policy. He is active in industry restructuring, environmental, energy, competition, and privatization policies — serving as an advisor to governments and corporations worldwide. Dr. Joskow holds a Ph.D. and MPhil from Yale University and a B.A. from Cornell University.

Elizabeth T. Kennan
Born 1938, Trustee since 1992

Dr. Kennan is a Partner of Cambus-Kenneth Farm (thoroughbred horse and cattle breeding). She is President Emeritus of Mount Holyoke College.

Dr. Kennan served as Chairman and is now Lead Director of Northeast Utilities. She is a Trustee of the National Trust for Historic Preservation, of Centre College, and of Midway College in Midway, Kentucky. Until 2006, she was a member of The Trustees of Reservations. Prior to 2001, Dr. Kennan served on the oversight committee of the Folger Shakespeare Library. Prior to June 2005, she was a Director of Talbots, Inc., and she has served as Director on a number of other boards, including Bell Atlantic, Chastain Real Estate, Shawmut Bank, Berkshire Life Insurance, and Ken-tucky Home Life Insurance. Dr. Kennan has also served as President of Five Colleges Incorporated and as a Trustee of Notre Dame University, and is active in various educational and civic associations.

As a member of the faculty of Catholic University for twelve years, until 1978, Dr. Kennan directed the post-doctoral program in Patristic and Medieval Studies, taught history, and published numerous articles and two books. Dr. Kennan holds a Ph.D. from the University of Washington in Seattle, an M.S. from St. Hilda’s College at Oxford University, and an A.B. from Mount Holyoke College. She holds several honorary doctorates.

Kenneth R. Leibler
Born 1949, Trustee since 2006

Mr. Leibler is a Founding Partner and former Chairman of the Boston Options Exchange, an electronic marketplace for the trading of derivative securities.

Mr. Leibler currently serves as a Trustee of Beth Israel Deaconess Hospital in Bos-ton. He is also Lead Director of Ruder Finn Group, a global communications and advertising firm, and a Director of Northeast Utilities, which operates New England’s largest energy delivery system. Prior to December 2006, he served as a Director of the Optimum Funds group. Prior to October 2006, he served as a Director of ISO New England, the organization responsible for the operation of the electric generation system in the New England states. Prior to 2000, Mr. Leibler was a Director of the Investment Company Institute in Washington, D.C.

Prior to January 2005, Mr. Leibler served as Chairman and Chief Executive Officer of the Boston Stock Exchange. Prior to January 2000, he served as President and Chief Executive Officer of Liberty Financial Companies, a publicly traded diversified asset management organization. Prior to June 1990, Mr. Leibler served as President and Chief Operating Officer of the American Stock Exchange (AMEX), and at the time was the youngest person in AMEX history to hold the title of President. Prior to serving as AMEX President, he held the position of Chief Financial Officer, and headed its management and marketing operations. Mr. Leibler graduated magna cum laude with a degree in Economics from Syracuse University, where he was elected Phi Beta Kappa.

Robert E. Patterson
Born 1945, Trustee since 1984

Mr. Patterson is Senior Partner of Cabot Properties, LP and Chairman of Cabot Properties, Inc. (a private equity firm investing in commercial real estate).

Mr. Patterson serves as Chairman Emeritus and Trustee of the Joslin Diabetes Center. Prior to June 2003, he was a Trustee of Sea Education Association. Prior to December 2001, Mr. Patterson was President and Trustee of Cabot Industrial Trust (a publicly traded real estate investment trust). Prior to February 1998, he was Executive Vice President and Director of Acquisitions of Cabot Partners Limited Partnership (a registered investment adviser involved in institutional real estate investments). Prior to 1990, he served as Executive Vice President of Cabot, Cabot & Forbes Realty Advisors, Inc. (the predecessor company of Cabot Partners).

Mr. Patterson practiced law and held various positions in state government, and was the founding Executive Director of the Massachusetts Industrial Finance Agency. Mr. Patterson is a graduate of Harvard College and Harvard Law School.

George Putnam, III
Born 1951, Trustee since 1984

Mr. Putnam is Chairman of New Generation Research, Inc. (a publisher of financial advisory and other research services), and President of New Generation Advisers, Inc. (a registered investment adviser to private funds). Mr. Putnam founded the New Generation companies in 1986.

Mr. Putnam is a Director of The Boston Family Office, LLC (a registered investment adviser). He is a Trustee of St. Mark’s School and a Trustee of the Marine Biological Laboratory in Woods Hole, Massachusetts. Until 2006, he was a Trustee of Shore Country Day School, and until 2002, was a Trustee of the Sea Education Association.

Mr. Putnam previously worked as an attorney with the law firm of Dechert LLP (formerly known as Dechert Price & Rhoads) in Philadelphia. He is a graduate of Harvard College, Harvard Business School, and Harvard Law School.

Robert L. Reynolds*
Born 1952, Trustee since 2008

Mr. Reynolds is President and Chief Executive Officer of Putnam Investments, and a member of Putnam Investments’ Executive Board of Directors. He has more than 30 years of investment and financial services experience.

Prior to joining Putnam Investments in 2008, Mr. Reynolds was Vice Chairman and Chief Operating Officer of Fidelity Investments from 2000 to 2007. During this time, he served on the Board of Directors for FMR Corporation, Fidelity Investments Insurance Ltd., Fidelity Investments Canada Ltd., and Fidelity Management Trust Company. He was also a Trustee of the Fidelity Family of Funds. From 1984 to 2000, Mr. Reynolds served in a number of increasingly responsible leadership roles at Fidelity.

Mr. Reynolds serves on several not-for-profit boards, including those of the West Virginia University Foundation, Concord Museum, Dana-Farber Cancer Institute, Lahey Clinic, and Initiative for a Competitive Inner City in Boston. He is a member of the Chief Executives Club of Boston, the National Innovation Initiative, and the Council on Competitiveness.

Mr. Reynolds received a B.S. in Business Administration/Finance from West Virginia University.

Richard B.Worley
Born 1945, Trustee since 2004

Mr. Worley is Managing Partner of Permit Capital LLC, an investment management firm.

Mr. Worley serves as a Trustee of the University of Pennsylvania Medical Center, The Robert Wood Johnson Foundation (a philanthropic organization devoted to health-care issues), and the National Constitution Center. He is also a Director of The Colonial Williamsburg Foundation (a historical preservation organization), and the Philadelphia Orchestra Association. Mr. Worley also serves on the investment committees of Mount Holyoke College and World Wildlife Fund (a wildlife conservation organization).

Prior to joining Permit Capital LLC in 2002, Mr. Worley served as President, Chief Executive Officer, and Chief Investment Officer of Morgan Stanley Dean Witter Investment Management and as a Managing Director of Morgan Stanley, a financial services firm. Mr. Worley also was the Chairman of Miller Anderson & Sherrerd, an investment management firm that was acquired by Morgan Stanley in 1996.

Mr. Worley holds a B.S. degree from the University of Tennessee and pursued graduate studies in economics at the University of Texas.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of August 31, 2008, there were 99 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 72, death, or removal.

* Trustee who is an “interested person” (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, and/or Putnam Retail Management. Mr. Reynolds is President and Chief Executive Officer of Putnam Investments. Mr. Haldeman is the President of your fund and each of the other Putnam funds and Chairman of Putnam Investment Management, LLC, and prior to July 2008 was President and Chief Executive Officer of Putnam Investments.

Officers

In addition to Charles E. Haldeman, Jr., the other officers of the fund are shown below:

Charles E. Porter (Born 1938)	James P. Pappas (Born 1953)	Wanda M. McManus (Born 1947)
Executive Vice President, Principal Executive	Vice President	Vice President, Senior Associate Treasurer
Officer, Associate Treasurer, and	Since 2004	and Assistant Clerk
Compliance Liaison	Managing Director, Putnam Investments and	Since 2005
Since 1989	Putnam Management. During 2002, Chief
	Operating Officer, Atalanta/Sosnoff	Nancy E. Florek (Born 1957)
	Management Corporation	Vice President, Assistant Clerk, Assistant
Jonathan S. Horwitz (Born 1955)		Treasurer and Proxy Manager
Senior Vice President and Treasurer	Francis J. McNamara, III (Born 1955)	Since 2005
Since 2004	Vice President and Chief Legal Officer
Prior to 2004, Managing Director,	Since 2004
Putnam Investments	Senior Managing Director, Putnam
Investments, Putnam Management
Steven D. Krichmar (Born 1958)	and Putnam Retail Management. Prior
Vice President and Principal Financial Officer	to 2004, General Counsel, State Street
Since 2002	Research & Management Company
Senior Managing Director,
Putnam Investments	Robert R. Leveille (Born 1969)
Vice President and Chief Compliance Officer
Janet C. Smith (Born 1965)	Since 2007
Vice President, Principal Accounting Officer	Managing Director, Putnam Investments,
and Assistant Treasurer	Putnam Management, and Putnam Retail
Since 2007	Management. Prior to 2004, member of
Managing Director, Putnam Investments and	Bell Boyd & Lloyd LLC. Prior to 2003,
Putnam Management	Vice President and Senior Counsel,
Liberty Funds Group LLC
Susan G. Malloy (Born 1957)
Vice President and Assistant Treasurer	Mark C. Trenchard (Born 1962)
Since 2007	Vice President and BSA Compliance Officer
Managing Director, Putnam Investments	Since 2002
Managing Director, Putnam Investments
Beth S. Mazor (Born 1958)
Vice President	Judith Cohen (Born 1945)
Since 2002	Vice President, Clerk and Assistant Treasurer
Managing Director, Putnam Investments	Since 1993

The address of each Officer is One Post Office Square, Boston, MA 02109.

Fund information

Founded over 70 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage nearly 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager	Officers	Judith Cohen
Putnam Investment	Charles E. Haldeman, Jr.	Vice President, Clerk and Assistant Treasurer
Management, LLC	President
One Post Office Square		Wanda M. McManus
Boston, MA 02109	Charles E. Porter	Vice President, Senior Associate Treasurer
	Executive Vice President, Principal	and Assistant Clerk
Investment Sub-Manager	Executive Officer, Associate Treasurer
Putnam Investments Ltd.	and Compliance Liaison	Nancy E. Florek
57–59 St James’s Street		Vice President, Assistant Clerk,
London, England SW1A1LD	Jonathan S. Horwitz	Assistant Treasurer and Proxy Manager
Senior Vice President and Treasurer
Marketing Services
Putnam Retail Management	Steven D. Krichmar
One Post Office Square	Vice President and Principal Financial Officer
Boston, MA 02109

Custodian	Janet C. Smith
State Street Bank and Trust Company	Vice President, Principal Accounting Officer
and Assistant Treasurer
Legal Counsel
Ropes & Gray LLP	Susan G. Malloy
Vice President and Assistant Treasurer
Independent Registered Public
Accounting Firm	Beth S. Mazor
PricewaterhouseCoopers LLP	Vice President

Trustees	James P. Pappas
John A. Hill, Chairman	Vice President
Jameson A. Baxter, Vice Chairman
Charles B. Curtis	Francis J. McNamara, III
Robert J. Darretta	Vice President and Chief Legal Officer
Myra R. Drucker
Charles E. Haldeman, Jr.	Robert R. Leveille
Paul L. Joskow	Vice President and Chief Compliance Officer
Elizabeth T. Kennan
Kenneth R. Leibler	Mark C. Trenchard
Robert E. Patterson	Vice President and BSA Compliance Officer
George Putnam, III
Robert L. Reynolds
Richard B. Worley

This report is for the information of shareholders of Putnam International Capital Opportunities Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit www.putnam.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

PUTNAM INVESTMENTS

One Post Office Square
Boston, Massachusetts 02109

www.putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS

Forwarding service requested

Founded in 1937, Putnam Investments began with the principle that a balance between risk and reward is the mark of a well-rounded financial program. Today, we manage money with a focus on seeking consistent results over time. This balanced approach continues to underscore everything we do.

Not FDIC Insured	May Lose Value	No Bank Guarantee

AN011 252921 10/08

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In May 2008, the Code of Ethics of Putnam Investment Management, LLC was updated in its entirety to include the amendments adopted in August 2007 as well as a several additional technical, administrative and non-substantive changes.

Item 3. Audit Committee Financial Expert:

The Funds' Audit and Compliance Committee is comprised solely of Trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The Trustees believe that each of the members of the Audit and Compliance Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Patterson, Mr. Leibler, Mr. Hill and Mr. Darretta meets the financial literacy requirements of the New York Stock Exchange's rules and qualifies as an "audit committee financial expert" (as such term has been defined by the Regulations) based on their review of his pertinent experience and education. Certain other Trustees, although not on the Audit and Compliance Committee, would also qualify as "audit committee financial experts." The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Compliance Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal		Audit-
year	Audit	Related	Tax	All Other
ended	Fees	Fees	Fees	Fees

August 31, 2008	$116,023	$--	$12,165	$621*

August 31, 2007	$95,986	$225	$12,443	$ 638*

* Includes fees of $621 and $466 billed by the fund’s independent auditor to the fund for procedures necessitated by regulatory and litigation matters for the fiscal years ended August 31, 2008 and August 31, 2007, respectively. These fees were reimbursed to the fund by Putnam Investment Management, LLC (“Putnam Management”).

For the fiscal years ended August 31, 2008 and August 31, 2007, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $91,025 and $128,522 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund's last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

All Other Fees represent fees billed for services relating to an analysis of recordkeeping fees and procedures necessitated by regulatory and litigation matters.

Pre-Approval Policies of the Audit and Compliance Committee. The Audit and Compliance Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit and Compliance Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal	Audit-		All	Total
year	Related	Tax	Other	Non-Audit
ended	Fees	Fees	Fees	Fees

August 31, 2008	$ -	$ 15,000	$ -	$ -

August 31, 2007	$ -	$ 26,129	$ -	$ -

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Investment Funds

By (Signature and Title):

/s/Janet C. Smith
Janet C. Smith
Principal Accounting Officer

Date: October 28, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Charles E. Porter
Charles E. Porter
Principal Executive Officer

Date: October 28, 2008

By (Signature and Title):

/s/Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer

Date: October 28, 2008

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: (811- 07237 )

Exact name of registrant as specified in charter: Putnam Investment Funds

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
One International Place
Boston, Massachusetts 02110

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end: August 31, 2008

Date of reporting period: September 1, 2007— August 31, 2008

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

Putnam New Value Fund

FUND SYMBOL (CLASS A SHARES): PANVX

8|31|08

Annual Report

PUTNAM INVESTMENTS

10 CENTS
4¢
U.S.POSTAGE
3¢

VALUE FUNDS look for stocks that have been overlooked by other investors and that may be selling for less than their true worth.

What makes
Putnam different?

A time-honored tradition in money management

Since 1937, our values have been rooted in a profound sense of responsibility for the money entrusted to us.

A prudent approach to investing

We use a research-driven team approach to seek consistent, dependable, superior investment results over time, although there is no guarantee a fund will meet its objectives.

Funds for every investment goal

We offer a broad range of mutual funds and other financial products so investors and their financial representatives can build diversified portfolios.

A commitment to doing what’s right for investors

With a focus on investment performance, below-average expenses, and in-depth information about our funds, we put the interests of investors first and seek to set the standard for integrity and service.

Industry-leading service

We help investors, along with their financial representatives, make informed investment decisions with confidence.

In 1830, Massachusetts Supreme Judicial Court Justice Samuel Putnam established The Prudent Man Rule, a legal foundation for responsible money management.

THE PRUDENT MAN RULE

All that can be required of a trustee to invest is that he shall conduct himself faithfully and exercise a sound discretion. He is to observe how men of prudence, discretion, and intelligence manage their own affairs, not in regard to speculation, but in regard to the permanent disposition of their funds, considering the probable income, as well as the probable safety of the capital to be invested.

Putnam
New Value
Fund

8 | 31 | 08
Annual Report

Message from the Trustees	1
About the fund	2
Performance and portfolio snapshots	4
Interview with your fund’s Portfolio Leader	5
Performance in depth	9
Expenses	11
Portfolio turnover	13
Risk	13
Your fund’s management	14
Terms and definitions	15
Trustee approval of management contract	16
Other shareholder information	19
Financial statements	20
Federal tax information	32
Brokerage commissions	32
About the Trustees	33
Officers	36

Cover photograph: © White-Packert Photography

Message from the Trustees

Dear Fellow Shareholder:

The financial markets are currently experiencing the kind of upheaval not seen in many years. Investor confidence has been shaken by losses across a range of sectors worldwide and by the collapse of several financial industry companies. We are encouraged by the federal government’s swift, decisive actions, which we believe will restore stability to the financial system in due course. It should be pointed out that indicators of economic activity in the broader economy, while pointing to slower growth in the near term, still describe a solid underlying business environment.

As a shareholder of this fund, you should feel confident about the financial standing of Putnam Investments. Our parent companies, Great-West Lifeco and Power Financial Corporation, are among the largest and most successful organizations in the financial services industry. All three companies are well capitalized with strong cash flows.

Lastly, we are pleased to announce that Robert L. Reynolds, a well-known leader and visionary in the mutual fund industry, has joined the Putnam leadership team as President and Chief Executive Officer of Putnam Investments, effective July 1, 2008. Charles E. Haldeman, Jr., former President and CEO, has taken on the role of Chairman of Putnam Investment Management, LLC, the firm’s fund management company. He continues to serve as President of the Funds and as a Trustee.

Mr. Reynolds brings to Putnam substantial industry experience and an outstanding record of success, including serving as Vice Chairman and Chief Operating Officer at Fidelity Investments from 2000 to 2007. We look forward to working with Bob as we continue our goal to position Putnam to exceed our shareholders’ expectations.

We would also like to take this opportunity to welcome new shareholders to the fund and to thank all of our investors for your continued confidence in Putnam during these challenging times.

About the fund

Targeting significantly undervalued large-company stocks

Putnam New Value Fund targets large company stocks whose prices are significantly below what management believes to be their true worth. Each of these companies is subjected to close investigation to determine why the market has bid-down its stock price and what factors might either propel the stock price back to fair value or make it a likely candidate for takeover.

The fund's management team begins by using quantitative analysis to find stocks that are attractively priced relative to their earnings, dividends, and future revenue. The team also looks for signals of positive change — corporate restructuring, the introduction of new products or services, an improving balance sheet, and positive momentum in earnings estimates. This kind of fundamental analysis helps the team identify promising companies before the true long-term worth of those companies is recognized by the market.

Putnam New Value Fund generally invests in large companies with at least $1 billion in revenue and a 10-year business history. Those parameters help focus the fund’s managers on well-established companies that are less likely to fail. Among those companies, the team seeks out special or unique situations in which the companies’ stocks are trading at steep discounts relative to their perceived longer-term prospects.

Finally, Putnam New Value Fund typically holds 65 to 75 stocks, making the impact of each stock on the fund’s performance significant.

The fund may invest a portion of its assets in small and/or midsize companies. Such investments increase the risk of greater price fluctuations. The fund invests in fewer issuers or concentrates its investments by region or sector, and involves more risk than a fund that invests more broadly. Value investing seeks underpriced stocks, but there is no guarantee that a stock’s price will rise.

In-depth analysis is key to successful stock selection.

Drawing on the expertise of a dedicated team of stock analysts, the fund’s management team seeks attractive value stocks. Once a stock is selected for the portfolio, it is regularly assessed by members of the team to ensure that it continues to meet their criteria, including:

Valuation They carefully consider how each stock is valued, seeking stocks whose valuations are attractive relative to the company’s profitability potential.

Change They focus on company fundamentals against the broader context of industry trends to identify whether individual companies possess a catalyst for positive change.

Quality They look for high-quality companies, seeking characteristics such as sound balance sheets, profit-able business models, and competent management.

Deeply discounted stocks have appeared across many industries.

Performance and portfolio snapshots

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See pages 5 and 9–10 for additional performance information. For a portion of the periods, this fund may have limited expenses, without which returns would have been lower. A 1% short-term trading fee may apply. To obtain the most recent month-end performance, visit www.putnam.com

“The silver lining of this year’s unfortunate
market downturn is that we have been able to
acquire positions in companies that until now
were not considered value stocks.”

David King, Portfolio Leader, Putnam New Value Fund

Allocations are represented as a percentage of net assets and may not equal 100%. Holdings and allocations may vary over time.

4

David King

Dave, the news from Wall Street sounds dire. What’s going on?

The financial industry in particular is experiencing the kind of stresses we haven’t seen in decades. What started last year as losses in the subprime portion of the mortgage market has moved through the financial system, affecting mainstream investments and longstanding institutions. The very landscape of Wall Street is changing, as well-capitalized firms absorb those firms weakened by the crisis.

How have these issues affected the broader markets?

The principal issue today is liquidity. As the fear of losses has grown, institutions have been increasingly reluctant to lend money, and investors are increasingly looking for the safest havens possible. Since ready access to capital is a chief driver of economic growth, this pull-back in liquidity is taking a toll on the real economy. Naturally, weakness in the economy combined with the alarming news from Wall Street has put downward pressure on the prices of a broad range of stocks. All the major stock indexes are lower this year.

How has Putnam New Value Fund performed in this environment?

The fund suffered a sizeable loss for the fiscal year, as evidenced by the 24.85% decline for class A shares through August 31, 2008. As we mentioned in the midyear report to shareholders, this loss is extremely disappointing to us, coming after a prolonged stretch of positive returns.

The fund’s results trailed that of its benchmark index, the Russell 3000 Value Index, as well as the average of its peer group. Chief among the reasons for this under-performance was the composition of our holdings in the battered financials sector. Countrywide Financial, Bear Stearns, Freddie Mac, and Lehman Brothers all were acutely affected by the crisis. To illustrate the severity of this crisis, Countrywide and Bear Stearns no longer exist as independent entities, Lehman Brothers filed for bankruptcy and is being sold off to various entities, and Freddie Mac was placed into conservatorship by the Federal Housing Finance Agency. Far from speculative, these companies were long-standing pillars of the financial community. Lehman Brothers, a diversified financial company with over

Broad market index and fund performance

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 8/31/08. See the previous page and pages 9–10 for additional fund performance information. Index descriptions can be found on page 15.

5

28,000 employees worldwide at the start of 2008, had been in business since 1850.

As mentioned in our midyear report to shareholders, the fund’s strategy of owning relatively fewer holdings in the portfolio also worked against us this year relative to our benchmark index and peer group. Although we had prudently underweighted our investments in the financials sector relative to the benchmark, our stock selection held back performance. The fact that we own fewer holdings — the fund typically holds between 65 and 75 stocks — means each investment has a greater impact on overall performance than the same stocks in a more diversified portfolio.

What changes have you made to portfolio strategy in light of these events?

The most significant change in the portfolio was a reduction in our weighting of these troubled financial issues to less than 24% of the portfolio’s net assets as of August 31, 2008. This compares with a weighting of over 30% at the start of the year. This now-smaller group includes companies that we believe will not only survive the current market turmoil, but will emerge with a stronger position in the new financial services landscape. For example, Bank of America, the fund’s eighth-largest holding, acquired Countrywide Financial and agreed to acquire Merrill Lynch at what we believe to be fire-sale prices. The new entity, which recently traded at less than 10 times projected earnings, will boast market-leading strength in retail brokerage, bank deposits, and mortgage lending. Similarly, JPMorgan Chase, the fund’s fourth-largest holding, acquired the once-mighty Bear Stearns for $10 per share.

Specific to mortgage-related financials, we consolidated holdings within mortgage insurers Genworth and MGIC, both of which, in our view, are increasingly valuable franchises, albeit with challenging short-term performance. The outlook for mortgage insurance is compelling because there is significantly more scrutiny being applied to new mortgage applications in this environment.

Outside of financials, we have increased our exposure to sectors of the economy that are more resilient in the face of what we expect will be weaker economic growth. This includes greater weighting in health care, utilities, and energy, although we reduced our energy weighting from its high during the year. One example of a resilient holding that performed well during the year was Big Lots. This closeout retailer operates more than 1,000 stores across 47 states with a broad range of discounted merchandise.

Did the sharp decline in energy prices toward the end of the period affect performance?

Yes, but given its value-oriented focus, the fund was not affected to the extent that growth-oriented investments

Top 10 holdings

This table shows the fund’s top 10 holdings and the percentage of the fund’s net assets that each represented as of 8/31/08. Also shown is each holding’s market sector and the specific industry within that sector. Holdings will vary over time.

HOLDING (percentage of fund’s net assets)	SECTOR	INDUSTRY

Exxon Mobil Corp. (4.0%)	Energy	Oil and gas
Chevron Corp. (3.5%)	Energy	Oil and gas
Verizon Communications, Inc. (3.2%)	Communication services	Regional Bells
JPMorgan Chase & Co. (2.9%)	Financials	Financial
Wells Fargo & Co. (2.5%)	Financials	Banking
Chubb Corp. (The) (2.5%)	Financials	Insurance
Wal-Mart Stores, Inc. (2.5%)	Consumer cyclicals	Retail
Bank of America Corp. (2.5%)	Financials	Banking
PG&E Corp. (2.4%)	Utilities and power	Electric utilities
Intel Corp. (2.3%)	Technology	Electronics

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were. Value investing is a lower-risk, basic equity strategy that tends to promote conservatism in highly speculative markets because it is price conscious. In 2007, momentum investors, which tend to pursue the hottest growth stocks, pushed the prices of energy stocks dramatically higher in a short period of time. Inherent in this rally was the expectation that there would be strong ongoing demand for energy. However, by the summer of 2008, economic concerns began to dampen demand for energy, and their stock prices retreated. Since we had avoided the high-momentum energy stocks, the fund didn’t experience a decline in prices to the extent that the higher-profile growth stocks did.

That said, within our energy holdings, some performed better than others. ExxonMobil, the fund’s largest holding, did not perform as well as we had hoped. And refiners, including Valero, generally did not fare well during the year. On the positive side, ConocoPhillips, which we have since sold, FirstEnergy Corporation, and Occidental Petroleum, performed relatively well.

Dave, can you discuss other holdings that contributed to performance during the period?

Sure. We sold our holdings in Berkshire Hathaway as class B shares increased. Another holding that performed well was Rohm and Hass, a diversified chemicals company that was acquired by Dow Chemical. One of the by-products of investing in deeply undervalued companies is that these companies are often candidates for takeovers. This tends to happen when other companies also recognize the potential in a valuable franchise with a beaten-down stock. Rohm and Haas was an excellent example of this takeover activity. The 100-year-old company manufactures a wide range of unglamorous but important products — adhesives, coatings, etc. — for use in a number of industries. The stock paid a generous dividend and agreed to be acquired by Dow Chemical on July 10 at a 74% premium over its closing price the day before.

What’s your outlook for the coming year?

Even though we have reduced and reconstituted our position in financials, this sector remains important to the future of the fund. After the close of the period, there was a concerted effort on the part of the U.S. Treasury and the Federal Reserve to bolster certain financial institutions and to put an end to the crisis. These efforts included a temporary ban on short selling of financial stocks and the creation of a plan whereby the U.S. government would buy bad mortgage debt from financial firms. Legislation is needed for this to happen, and as of this writing the details had yet to be agreed upon. But the sheer scope of the plan is encouraging.

I N   T H E   N E W S

On October 3, lawmakers approved a $700 billion rescue plan for the ailing financial industry. In mid-September, with portions of the financial system perilously close to collapse, the Bush Administration, along with the heads of the U.S. Treasury and the Federal Reserve Bank, called upon Congressional lawmakers to quickly approve a plan to buy the failed mortgages and mortgage-related securities that are at the heart of the crisis. Treasury Secretary Henry Paulson said that this more aggressive, comprehensive plan was necessary because the “case-by-case” rescues of firms such as Bear Stearns, AIG, Fannie Mae, and Freddie Mac had not done enough to restore investor confidence.

Comparison of top sector weightings

This chart shows how the fund’s top weightings have changed over the past six months. Weightings are shown as a percentage of net assets. Holdings will vary over time.

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The silver lining of this year’s unfortunate market downturn is that we have been able to acquire positions in companies that until now were not considered value stocks. Examples include Wells Fargo in the banking industry and Wal-Mart, the world’s largest retailer. After the close of the period, we sold Wal-Mart at a significant profit. We look forward to 2009 with cautious optimism that, while we are clearly not yet out of the economic and market woods, we are taking advantage of historic opportunities to assemble a quality portfolio at what we believe are compelling prices.

Thank you, Dave, for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future.

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Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended August 31, 2008, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section of www.putnam.com or call Putnam at 1-800-225-1581. Class Y shares are generally only available to corporate and institutional clients and clients in other approved programs. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 8/31/08

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(1/3/95)		(2/26/96)		(7/26/99)		(2/26/96)		(12/1/03)	(7/3/01)
	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Annual average (life of fund)	8.75%	8.28%	7.92%	7.92%	7.92%	7.92%	8.21%	7.92%	8.48%	8.89%

10 years	87.92	77.15	74.01	74.01	74.10	74.10	78.70	72.48	83.38	91.36
Annual average	6.51	5.88	5.70	5.70	5.70	5.70	5.98	5.60	6.25	6.71

5 years	22.41	15.35	17.78	15.99	17.81	17.81	19.37	15.20	20.95	23.88
Annual average	4.13	2.90	3.33	3.01	3.33	3.33	3.60	2.87	3.88	4.38

3 years	–9.39	–14.58	–11.48	–13.51	–11.49	–11.49	–10.77	–13.91	–10.06	–8.73
Annual average	–3.23	–5.12	–3.98	–4.72	–3.99	–3.99	–3.73	–4.87	–3.47	–3.00

1 year	–24.85	–29.19	–25.44	–28.64	–25.46	–26.10	–25.22	–27.83	–25.02	–24.68

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After sales charge returns (public offering price, or POP) for class A and M shares reflect a maximum 5.75% and 3.50% load, respectively, as of 1/2/08. Class B share returns reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC for the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and, except for class Y shares, the higher operating expenses for such shares.

For a portion of the periods, this fund may have limited expenses, without which returns would have been lower.

A 1% short-term trading fee may be applied to shares exchanged or sold within 7 days of purchase.

Change in the value of a $10,000 investment ($9,425 after sales charge)

Cumulative total return from 8/31/98 to 8/31/08

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and class C shares would have been valued at $17,401 and $17,410, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares ($9,650 after sales charge) would have been valued at $17,248 at public offering price. A $10,000 investment in the fund’s class R and class Y shares would have been valued at $18,338 and $19,136, respectively.

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Comparative index returns For periods ended 8/31/08

		Lipper Multi-Cap Value Funds
	Russell 3000 Value Index	category average*

Annual average (life of fund)	11.04%	10.01%

10 years	101.27	112.93
Annual average	7.25	7.63

5 years	51.57	43.22
Annual average	8.67	7.33

3 years	9.81	5.61
Annual average	3.17	1.72

1 year	–14.11	–14.96

Index and Lipper results should be compared to fund performance at net asset value.

* Over the 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 8/31/08, there were 417, 325, 254, 102, and 51 funds, respectively, in this Lipper category.

Fund price and distribution information For the 12-month period ended 8/31/08

Distributions:		Class A	Class B	Class C		Class M	Class R	Class Y

Number		1	1	1		1	1	1

Income		$0.2102	$0.0182	$0.0472		$0.0972	$0.1722	$0.2632

Capital gains — Long-term		1.9292	1.9292	1.9292		1.9292	1.9292	1.9292

Capital gains — Short-term		0.6366	0.6366	0.6366		0.6366	0.6366	0.6366

Total		$2.7760	$2.5840	$2.6130		$2.6630	$2.7380	$2.8290

Share value:	NAV	POP	NAV	NAV	NAV	POP	NAV	NAV

8/31/07	$19.43	$20.62*	$19.07	$18.97	$19.33	$20.03*	$19.23	$19.47

8/31/08	12.42	13.18	12.20	12.10	12.37	12.82	12.27	12.44

The classification of distributions, if any, is an estimate. Final distribution information will appear on your year-end tax forms.

* Reflects an increase in sales charges that took effect on 1/2/08.

Fund performance as of most recent calendar quarter Total return for periods ended 9/30/08

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(1/3/95)		(2/26/96)		(7/26/99)		(2/26/96)		(12/1/03)	(7/3/01)

	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Annual average (life of fund)	7.93%	7.46%	7.11%	7.11%	7.11%	7.11%	7.39%	7.11%	7.66%	8.08%

10 years	59.50	50.36	47.81	47.81	47.83	47.83	51.78	46.49	55.60	62.59
Annual average	4.78	4.16	3.98	3.98	3.99	3.99	4.26	3.89	4.52	4.98

5 years	12.53	6.03	8.37	6.73	8.33	8.33	9.70	5.90	11.15	14.01
Annual average	2.39	1.18	1.62	1.31	1.61	1.61	1.87	1.15	2.14	2.66

3 years	–18.40	–23.08	–20.21	–22.03	–20.22	–20.22	–19.63	–22.45	–19.03	–17.77
Annual average	–6.55	–8.38	–7.25	–7.96	–7.25	–7.25	–7.03	–8.13	–6.79	–6.31

1 year	–33.86	–37.65	–34.34	–37.16	–34.37	–34.93	–34.18	–36.48	–34.01	–33.66

Fund’s annual operating expenses For the fiscal year ended 8/31/07

	Class A	Class B	Class C	Class M	Class R	Class Y

Total annual fund operating expenses	1.14%	1.89%	1.89%	1.64%	1.39%	0.89%

Expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown in the next section and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

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Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund limited these expenses; had it not done so, expenses would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Review your fund’s expenses

The following table shows the expenses you would have paid on a $1,000 investment in Putnam New Value Fund from March 1, 2008, to August 31, 2008. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*	$6.05	$9.61	$9.61	$8.42	$7.24	$4.86

Ending value (after expenses)	$895.50	$891.80	$891.70	$893.10	$895.00	$896.20

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 8/31/08. The expense ratio may differ for each share class (see the last table in this section). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended August 31, 2008, use the following calculation method. To find the value of your investment on March 1, 2008, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*	$6.44	$10.23	$10.23	$8.97	$7.71	$5.18

Ending value (after expenses)	$1,018.75	$1,014.98	$1,014.98	$1,016.24	$1,017.50	$1,020.01

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 8/31/08. The expense ratio may differ for each share class (see the last table in this section). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

11

Compare expenses using industry averages

You can also compare your fund’s expenses with the average of its peer group, as defined by Lipper, an independent fund-rating agency that ranks funds relative to others that Lipper considers to have similar investment styles or objectives. The expense ratio for each share class shown indicates how much of your fund’s average net assets have been used to pay ongoing expenses during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Your fund’s annualized expense ratio*	1.27%	2.02%	2.02%	1.77%	1.52%	1.02%

Average annualized expense ratio for Lipper peer group†	1.27%	2.02%	2.02%	1.77%	1.52%	1.02%

* For the fund’s most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.

† Putnam keeps fund expenses below the Lipper peer group average expense ratio by limiting our fund expenses if they exceed the Lipper average. The Lipper average is a simple average of front-end load funds in the peer group that excludes 12b-1 fees as well as any expense offset and brokerage/service arrangements that may reduce fund expenses. To facilitate the comparison in this presentation, Putnam has adjusted the Lipper average to reflect 12b-1 fees. Investors should note that the other funds in the peer group may be significantly smaller or larger than the fund, and that an asset-weighted average would likely be lower than the simple average. Also, the fund and Lipper report expense data at different times; the fund’s expense ratio shown here is annualized data for the most recent six-month period, while the quarterly updated Lipper average is based on the most recent fiscal year-end data available for the peer group funds as of 6/30/08.

12

Your fund’s portfolio turnover and Morningstar Risk

Putnam funds are actively managed by teams of experts who buy and sell securities based on intensive analysis of companies, industries, economies, and markets. Portfolio turnover is a measure of how often a fund’s managers buy and sell securities for your fund. A portfolio turnover of 100%, for example, means that the managers sold and replaced securities valued at 100% of a fund’s average portfolio value within a given period. Funds with high turnover may be more likely to generate capital gains that must be distributed to shareholders as taxable income. High turnover may also cause a fund to pay more brokerage commissions and other transaction costs, which may detract from performance.

You can use the following table to compare your fund’s turnover with the average turnover for funds in its Lipper category.

Turnover comparisons

Percentage of holdings that change every year

	2008	2007	2006	2005	2004

Putnam New Value Fund	60%	54%	56%	52%	54%

Lipper Multi-Cap Value Funds category average	72%	72%	70%	60%	59%

Turnover data for the fund is calculated based on the fund’s fiscal-year period, which ends on August 31. Turnover data for the fund’s Lipper category is calculated based on the average of the turnover of each fund in the category for its fiscal year ended during the indicated year. Fiscal years vary across funds in the Lipper category, which may limit the comparability of the fund’s portfolio turnover rate to the Lipper average. Comparative data for 2008 is based on information available as of 8/31/08.

Your fund’s Morningstar Risk

This risk comparison is designed to help you understand how your fund compares with other funds. The comparison utilizes a risk measure developed by Morningstar, an independent fund-rating agency. This risk measure is referred to as the fund’s Morningstar Risk.

Your fund’s Morningstar Risk is shown alongside that of the average fund in its Morningstar category. The risk bar broadens the comparison by translating the fund’s Morningstar Risk into a percentile, which is based on the fund’s ranking among all funds rated by Morningstar as of September 30, 2008. A higher Morningstar Risk generally indicates that a fund’s monthly returns have varied more widely.

Morningstar determines a fund’s Morningstar Risk by assessing variations in the fund’s monthly returns — with an emphasis on downside variations — over a 3-year period, if available. Those measures are weighted and averaged to produce the fund’s Morningstar Risk. The information shown is provided for the fund’s class A shares only; information for other classes may vary. Morningstar Risk is based on historical data and does not indicate future results. Morningstar does not purport to measure the risk associated with a current investment in a fund, either on an absolute basis or on a relative basis. Low Morningstar Risk does not mean that you cannot lose money on an investment in a fund. Copyright 2008 Morningstar, Inc. All Rights Reserved. The information contained herein (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

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Your fund’s management

Your fund is managed by the members of the Putnam Large-Cap Value Team. David King is the Portfolio Leader and Michael Abata is a Portfolio Member of your fund. The Portfolio Leader and Portfolio Member coordinate the team’s management of the fund.

For a complete listing of the members of the Putnam Large-Cap Value Team, including those who are not Portfolio Leaders or Portfolio Members of your fund, please visit the Individual Investors section of www.putnam.com.

Trustee and Putnam employee fund ownership

As of August 31, 2008, all of the Trustees of the Putnam funds owned fund shares. The table below shows the approximate value of investments in the fund and all Putnam funds as of that date by the Trustees and Putnam employees. These amounts include investments by the Trustees’ and employees’ immediate family members and investments through retirement and deferred compensation plans.

	Assets in	Total assets in
	the fund	all Putnam funds

Trustees	$580,000	$75,000,000

Putnam employees	$10,315,000	$517,000,000

Other Putnam funds managed by the Portfolio Leader and Portfolio Member

David King is also a Portfolio Leader of Putnam Convertible Income-Growth Trust and Putnam High Income Securities Fund. He is also a Portfolio Member of The Putnam Fund for Growth and Income.

Michael Abata is also a Portfolio Leader of Putnam Classic Equity Fund, and a Portfolio Member of The Putnam Fund for Growth and Income.

David King and Michael Abata may also manage other accounts and variable trust funds advised by Putnam Management or an affiliate.

Investment team fund ownership

The following table shows how much the fund’s current Portfolio Leader and Portfolio Member have invested in the fund and in all Putnam mutual funds (in dollar ranges). Information shown is as of August 31, 2008, and August 31, 2007.

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Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Lehman Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

Merrill Lynch 91-Day Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

Russell 3000 Value Index is an unmanaged index of those companies in the Russell 3000 Index chosen for their value orientation.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflectperformance trends for funds within a category.

15

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management (“Putnam Management”). In this regard, the Board of Trustees, with the assistance of its Contract Committee consisting solely of Trustees who are not “interested persons” (as such term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (the “Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances. Over the course of several months ending in June 2008, the Contract Committee met several times to consider the information provided by Putnam Management and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. The Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management contract, effective July 1, 2008.

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds and the costs incurred by Putnam Management in providing such services, and

• That this fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees, were subject to the continued application of certain expense reductions and waivers and other considerations noted below, and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the fee arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements in prior years.

Management fee schedules and categories; total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints, and the assignment of funds to particular fee categories. In reviewing fees and expenses, the Trustees generally focused their attention on material changes in circumstances — for example, changes in a fund’s size or investment style, changes in Putnam Management’s operating costs or responsibilities, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund, which had been carefully developed over the years, re-examined on many occasions and adjusted where appropriate. In this regard, the Trustees also noted that shareholders of your fund voted in 2007 to approve new management contracts containing an identical fee structure. The Trustees focused on two areas of particular interest, as discussed further below:

• Competitiveness. The Trustees reviewed comparative fee and expense information for competitive funds, which indicated that, in a custom peer group of competitive funds selected by Lipper Inc., your fund ranked in the 28th percentile in management fees and in the 28th percentile in total expenses (less any applicable 12b-1 fees) as of December 31, 2007 (the first percentile being the least expensive funds and the 100th percentile being the most expensive funds). (Because the fund’s custom peer group is smaller than the fund’s broad Lipper Inc. peer group, this expense information may differ from the Lipper peer expense information found elsewhere in this report.) The Trustees noted that expense ratios for a number of Putnam funds, which show the percentage of fund assets used to pay for management and administrative services, distribution (12b-1) fees and other expenses, had been increasing recently as a result of declining net assets and the natural operation of fee breakpoints.

The Trustees noted that the expense ratio increases described above were currently being controlled by expense limitations initially implemented in January 2004. The Trustees have received a commitment from Putnam Management and its parent company to continue this program through at least June 30, 2009. These expense limitations give effect to a commitment by Putnam Management that the expense ratio of each open-end fund would be no higher than the average expense ratio of the competitive funds included in the fund’s relevant Lipper universe (exclusive of any applicable 12b-1 charges in each case). The Trustees observed that this commitment to limit fund expenses has served shareholders well since its inception.

In order to ensure that the expenses of the Putnam funds continue to meet evolving competitive standards, the Trustees requested, and Putnam Management agreed, to extend for the twelve months beginning July 1, 2008, an additional expense limitation for certain funds at an amount equal to the average expense ratio (exclusive of 12b-1 charges) of a custom peer group of competitive funds selected

16

by Lipper to correspond to the size of the fund. This additional expense limitation will be applied to those open-end funds that had above-average expense ratios (exclusive of 12b-1 charges) based on the custom peer group data for the period ended December 31, 2007. This additional expense limitation will not be applied to your fund because it had a below-average expense ratio relative to its custom peer group.

In addition, the Trustees devoted particular attention to analyzing the Putnam funds’ fees and expenses relative to those of competitors in fund complexes of comparable size and with a comparable mix of asset categories. The Trustees concluded that this analysis did not reveal any matters requiring further attention at the current time.

• Economies of scale. Your fund currently has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale, which means that the effective management fee rate of the fund (as a percentage of fund assets) declines as the fund grows in size and crosses specified asset thresholds. Conversely, if the fund shrinks in size — as has been the case for many Putnam funds in recent years — these breakpoints result in increasing fee levels. In recent years, the Trustees have examined the operation of the existing breakpoint structure during periods of both growth and decline in asset levels. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale at current asset levels.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services to be provided and profits to be realized by Putnam Management and its affiliates from the relationship with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability with respect to the funds’ managementcontracts, allocated on a fund-by-fund basis.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the Investment Oversight Coordinating Committee of the Trustees and the Investment Oversight Committees of the Trustees, which had met on a regular monthly basis with the funds’ portfolio teams throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing each fund’s performance with various benchmarks and with the performance of competitive funds.

While the Trustees noted the satisfactory investment performance of certain Putnam funds, they considered the disappointing investment performance of many funds in recent periods, particularly over periods in 2007 and 2008. They discussed with senior management of Putnam Management the factors contributing to such underperformance and actions being taken to improve performance. The Trustees recognized that, in recent years, Putnam Management has taken steps to strengthen its investment personnel and processes to address areas of underperformance, including recent efforts to further centralize Putnam Management’s equity research function. In this regard, the Trustees took into consideration efforts by Putnam Management to improve its ability to assess and mitigate investment risk in individual funds, across asset classes, and across the complex as a whole. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional changes to address areas of underperformance are warranted.

In the case of your fund, the Trustees considered that your fund’s class A share cumulative total return performance at net asset value was in the following percentiles of its Lipper Inc. peer group (Lipper Multi-Cap Value Funds) for the one-year, three-year and five-year periods ended December 31, 2007 (the first percentile being the best-performing funds and the 100th percentile being the worst-performing funds):

One-year period	81st

Three-year period	83rd

Five-year period	75th

(Because of the passage of time, these performance results may differ from the performance results for more recent periods shown elsewhere in this report.) Over the one-year, three-year, and five-year periods ended December 31, 2007, there were 441, 332, and 267 funds, respectively, in your fund’s Lipper peer group.* Past performance is no guarantee of future returns.

* The percentile rankings for your fund’s class A share annualized total return performance in the Lipper Multi-Cap Value Funds category for the one-year, five-year, and ten-year periods ended September 30, 2008, were 90%, 91%, and 67%, respectively. Over the one-year, five-year, and ten-year periods ended September 30, 2008, your fund ranked 375 out of 416, 230 out of 253, and 67 out of 99 funds, respectively. Note that this more recent information was not available when the Trustees approved the continuance of your fund’s management contract.

17

The Trustees noted the disappointing performance for your fund for the one-year and three-year periods ended December 31, 2007. In this regard, the Trustees considered that, similar to the experience of certain other Putnam funds with exposure to the large-cap equity space, your fund’s performance would have been materially better over these periods but for the performance of a limited number of portfolio choices in the financial sector that experienced extreme distress in the market turmoil that began in the summer of 2007. In addition, following leadership and portfolio management team changes, Putnam Management continues to make efforts to enhance the strength of the Large Cap Equities team, and Putnam Management has centralized the equity research structure. These changes were made to strengthen the investment process, which focuses on a blend of quantitative techniques and fundamental analysis, and to enhance the performance potential for Putnam funds with exposure to the large-cap equity space.

As a general matter, the Trustees believe that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance problems. The Trustees noted that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on the responsiveness of Putnam Management in the recent past to Trustee concerns about investment performance, the Trustees concluded that it is preferable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of engaging a new investment adviser for an underperforming fund would entail significant disruptions and would not provide any greater assurance of improved investment performance.

Brokerage and soft-dollar
allocations; other benefits

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage and soft-dollar allocations, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that may be useful to Putnam Management in managing the assets of the fund and of other clients. The Trustees considered changes made in 2008, at Putnam Management’s request, to the Putnam funds’ brokerage allocation policy, which expanded the permitted categories of brokerage and research services payable with soft dollars and increased the permitted soft dollar allocation to third-party services over what had been authorized in previous years. The Trustees indicated their continued intent to monitor the potential benefits associated with the allocation of fund brokerage and trends in industry practice to ensure that the principle of seeking “best price and execution” remains paramount in the portfolio trading process.

The Trustees’ annual review of your fund’s management contract arrangements also included the review of its distributor’s contract and distribution plan with Putnam Retail Management Limited Partnership and the investor servicing agreement with Putnam Fiduciary Trust Company (“PFTC”), each of which provides benefits to affiliates of Putnam Management. In the case of the investor servicing agreement, the Trustees considered that certain shareholder servicing functions were shifted to a third-party service provider by PFTC in 2007.

Comparison of retail and
institutional fee schedules

The information examined by the Trustees as part of their annual contract review has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, etc. This information included comparisons of such fees with fees charged to the funds, as well as a detailed assessment of the differences in the services provided to these two types of clients. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients reflect to a substantial degree historical competitive forces operating in separate market places. The Trustees considered the fact that fee rates across different asset classes are typically higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to institutional clients of the firm, but did not rely on such comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

18

Other information for shareholders

Putnam’s policy on confidentiality

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ addresses, telephone numbers, Social Security numbers, and the names of their financial representatives. We use this information to assign an account number and to help us maintain accurate records of transactions and account balances. It is our policy to protect the confidentiality of your information, whether or not you currently own shares of our funds, and, in particular, not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use. Under certain circumstances, we share this information with outside vendors who provide services to us, such as mailing and proxy solicitation. In those cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. We may also share this information with our Putnam affiliates to service your account or provide you with information about other Putnam products or services. It is also our policy to share account information with your financial representative, if you’ve listed one on your Putnam account. If you would like clarification about our confidentiality policies or have any questions or concerns, please don’t hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:30 a.m. to 8:00 p.m., or Saturdays from 9:00 a.m. to 5:00 p.m. Eastern Time.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2008, are available in the Individual Investors section of www.putnam.com, and on the SEC’s Web site, www.sec.gov. If you have questions about finding forms on the SEC’s Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s Web site at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the Public Reference Room.

19

Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semi-annual report, the highlight table also includes the current reporting period.

20

Report of Independent Registered Public Accounting Firm

To the Trustees of Putnam Investment Funds
and Shareholders of Putnam New Value Fund:

In our opinion, the accompanying statement of assets and liabilities, including the fund’s portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam New Value Fund (the “fund”) at August 31, 2008, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at August 31, 2008 by correspondence with the custodian provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
October 9, 2008

21

The fund’s portfolio 8/31/08

COMMON STOCKS (96.7%)*	Shares	Value

Aerospace and Defense (2.6%)
Boeing Co. (The)	182,700	$11,977,812

Lockheed Martin Corp.	110,180	12,829,359

		24,807,171
Automotive (1.5%)
Ford Motor Co. † S	987,474	4,404,134

Harley-Davidson, Inc. S	249,900	9,941,022

		14,345,156
Banking (5.8%)
Bank of America Corp.	753,942	23,477,754

PNC Financial Services Group	103,600	7,454,020

Wells Fargo & Co.	802,100	24,279,567

		55,211,341
Beverage (1.5%)
Pepsi Bottling Group, Inc. (The)	487,100	14,408,418

		14,408,418
Chemicals (0.4%)
Huntsman Corp.	258,200	3,369,510

		3,369,510
Computers (1.1%)
Hewlett-Packard Co.	218,400	10,247,328

		10,247,328
Conglomerates (3.7%)
Honeywell International, Inc.	183,700	9,216,229

Textron, Inc.	410,938	16,889,552

Tyco International, Ltd. (Bermuda)	206,900	8,871,872

		34,977,653
Consumer Finance (1.5%)
Capital One Financial Corp.	331,800	14,645,652

		14,645,652
Consumer Goods (1.5%)
Clorox Co. S	246,969	14,595,868

		14,595,868
Consumer Services (1.3%)
Service Corporation International S	1,217,800	12,433,738

		12,433,738
Containers (0.9%)
Crown Holdings, Inc. †	306,000	8,488,440

		8,488,440
Electric Utilities (7.0%)
Edison International	432,500	19,860,400

FirstEnergy Corp.	208,900	15,174,496

PG&E Corp.	548,000	22,648,840

Sierra Pacific Resources	842,700	9,471,948

		67,155,684
Electrical Equipment (1.5%)
WESCO International, Inc. † S	384,200	14,768,648

		14,768,648
Electronics (4.2%)
Avnet, Inc. †	343,300	10,075,855

Intel Corp.	955,400	21,849,998

Tyco Electronics, Ltd. (Bermuda)	261,900	8,619,129

		40,544,982
Energy (Oil Field) (0.9%)
Transocean, Inc. † S	71,400	9,082,080

		9,082,080
Financial (4.6%)
Citigroup, Inc.	813,600	15,450,264

JPMorgan Chase & Co.	729,491	28,078,109

		43,528,373
Health Care Services (3.1%)
AmerisourceBergen Corp.	270,900	11,109,609

UnitedHealth Group, Inc.	306,000	9,317,700

WellPoint, Inc. †	167,000	8,815,930

		29,243,239

COMMON STOCKS (96.7%)* cont.	Shares	Value

Homebuilding (0.5%)
Lennar Corp. S	390,500	$5,135,075

		5,135,075
Insurance (6.6%)
ACE, Ltd. (Switzerland)	174,600	9,185,706

Allstate Corp. (The)	313,900	14,166,307

Chubb Corp. (The)	496,792	23,850,984

Genworth Financial, Inc. Class A	976,200	15,668,010

		62,871,007
Investment Banking/Brokerage (3.1%)
Lehman Brothers Holdings, Inc.	1,001,600	16,115,744

Morgan Stanley	324,400	13,245,252

		29,360,996
Machinery (0.7%)
Parker-Hannifin Corp.	110,600	7,086,142

		7,086,142
Medical Technology (2.3%)
Boston Scientific Corp. † S	468,800	5,888,128

Covidien, Ltd.	292,900	15,837,103

		21,725,231
Metals (4.0%)
Freeport-McMoRan Copper & Gold, Inc.
Class B S	220,500	19,695,060

Nucor Corp.	360,100	18,905,250

		38,600,310
Oil & Gas (12.8%)
Chevron Corp.	382,100	32,982,872

Exxon Mobil Corp.	475,600	38,052,756

Marathon Oil Corp.	316,000	14,242,120

Nexen, Inc. (Canada)	262,900	8,220,883

Occidental Petroleum Corp.	250,900	19,911,424

Valero Energy Corp.	239,400	8,321,544

		121,731,599
Pharmaceuticals (3.8%)
Eli Lilly & Co.	201,500	9,399,975

Merck & Co., Inc.	502,900	17,938,443

Watson Pharmaceuticals, Inc. † S	280,200	8,492,862

		35,831,280
Photography/Imaging (0.6%)
Xerox Corp. S	384,100	5,350,513

		5,350,513
Publishing (0.3%)
Idearc, Inc. S	1,965,234	3,242,636

		3,242,636
Railroads (1.3%)
Norfolk Southern Corp.	168,000	12,353,040

		12,353,040
Regional Bells (3.2%)
Verizon Communications, Inc.	873,500	30,677,320

		30,677,320
Retail (9.0%)
Best Buy Co., Inc. S	246,700	11,044,759

Big Lots, Inc. † S	460,708	13,623,136

Home Depot, Inc. (The) S	541,700	14,690,904

Staples, Inc.	608,900	14,735,380

Supervalu, Inc. S	354,500	8,220,855

Wal-Mart Stores, Inc.	403,400	23,828,837

		86,143,871
Schools (1.3%)
Career Education Corp. †	665,441	12,477,019

		12,477,019
Telecommunications (1.2%)
Embarq Corp. S	137,400	6,479,784

Sprint Nextel Corp. S	563,600	4,914,592

		11,394,376

22

COMMON STOCKS (96.7%)* cont.	Shares	Value

Tobacco (1.0%)
Philip Morris International, Inc.	173,200	$9,300,840

		9,300,840
Toys (0.9%)
Mattel, Inc.	455,600	8,806,748

		8,806,748
Waste Management (1.0%)
Republic Services, Inc.	288,700	9,489,569

		9,489,569

Total common stocks (cost $919,986,296)		$923,430,853

CONVERTIBLE BONDS AND NOTES (1.7%)*	Principal amount	Value

MGIC Investment Corp. 144A cv. jr. unsec. sub. debs. 9s, 2063	$17,304,000	$16,149,823

Total convertible bonds and notes (cost $17,265,863)		$16,149,823

CONVERTIBLE PREFERRED STOCKS (0.5%)*	Shares	Value

Ambac Financial Group, Inc. $4.75 cv. pfd.	104,565	$5,149,826

Total convertible preferred stocks (cost $5,344, 945)		$5,149,826

SHORT-TERM INVESTMENTS (13.0%)*	Principal amount/shares	Value

Short-term investments held as collateral for loaned securities with yields ranging from
1.75% to 3.03% and due dates ranging from September 2, 2008 to October 28, 2008 [d]	$110,402,352	$110,226,301

Putnam Prime Money Market Fund [e]	14,025,487	14,025,487

Total short-term investments (cost $124,251,788)		$124,251,788

TOTAL INVESTMENTS

Total investments (cost $1,066,848,892)		$1,068,982,290

* Percentages indicated are based on net assets of $954,520,598.

† Non-income-producing security.

d See Note 1 to the financial statements. `

e See Note 5 to the financial statements regarding investments in Putnam Prime Money Market Fund.

S Securities on loan, in part or in entirety, at August 31, 2008.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The dates shown on debt obligations are the original maturity dates.

The accompanying notes are an integral part of these financial statements.

23

Statement of assets and liabilities 8/31/08

ASSETS

Investment in securities, at value, including $104,858,908 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $1,052,823,405)	$1,054,956,803
Affiliated issuers (identified cost $14,025,487) (Note 5)	14,025,487

Cash	52,125

Dividends, interest and other receivables	2,616,457

Receivable for shares of the fund sold	194,608

Receivable for securities sold	2,441,094

Total assets	1,074,286,574

LIABILITIES

Payable for securities purchased	3,391,405

Payable for shares of the fund repurchased	3,450,307

Payable for compensation of Manager (Notes 2 and 5)	1,473,318

Payable for investor servicing fees (Note 2)	306,391

Payable for custodian fees (Note 2)	13,130

Payable for Trustee compensation and expenses (Note 2)	182,362

Payable for administrative services (Note 2)	2,261

Payable for distribution fees (Note 2)	444,824

Collateral on securities loaned, at value (Note 1)	110,226,301

Other accrued expenses	275,677

Total liabilities	119,765,976

Net assets	$954,520,598

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$1,134,314,549

Undistributed net investment income (Note 1)	9,170,371

Accumulated net realized loss on investments (Note 1)	(191,097,720)

Net unrealized appreciation of investments	2,133,398

Total — Representing net assets applicable to
capital shares outstanding	$954,520,598

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($696,435,882 divided by 56,086,151 shares)	$12.42

Offering price per class A share (100/94.25 of $12.42)*	$13.18

Net asset value and offering price per class B share
($120,268,853 divided by 9,856,850 shares)**	$12.20

Net asset value and offering price per class C share
($30,401,741 divided by 2,511,804 shares)**	$12.10

Net asset value and redemption price per class M share
($16,205,702 divided by 1,310,553 shares)	$12.37

Offering price per class M share (100/96.50 of $12.37)*	$12.82

Net asset value, offering price and redemption price
per class R share ($2,203,714 divided by 179,672 shares)	$12.27

Net asset value, offering price and redemption price
per class Y share ($89,004,706 divided by 7,153,054 shares)	$12.44

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

24

Statement of operations Year ended 8/31/08

INVESTMENT INCOME

Dividends	$34,147,988

Interest (including interest income of $245,390
from investments in affiliated issuers) (Note 5)	927,987

Securities lending	487,666

Total investment income	35,563,641

EXPENSES

Compensation of Manager (Note 2)	8,832,197

Investor servicing fees (Note 2)	5,038,507

Custodian fees (Note 2)	32,262

Trustee compensation and expenses (Note 2)	60,708

Administrative services (Note 2)	37,342

Distribution fees — Class A (Note 2)	2,594,162

Distribution fees — Class B (Note 2)	2,117,468

Distribution fees — Class C (Note 2)	477,935

Distribution fees — Class M (Note 2)	176,717

Distribution fees — Class R (Note 2)	12,037

Other	524,769

Non-recurring costs (Notes 2 and 6)	3,215

Costs assumed by Manager (Notes 2 and 6)	(3,215)

Fees waived and reimbursed by Manager (Notes 2 and 5)	(368,809)

Total expenses	19,535,295

Expense reduction (Note 2)	(149,533)

Net expenses	19,385,762

Net investment income	16,177,879

Net realized loss on investments (Notes 1 and 3)	(138,426,869)

Net unrealized depreciation of investments during the year	(290,282,296)

Net loss on investments	(428,709,165)

Net decrease in net assets resulting from operations	$(412,531,286)

Statement of changes in net assets

DECREASE IN NET ASSETS
	Year ended	Year ended
	8/31/08	8/31/07

Operations:

Net investment income	$16,177,879	$15,468,525

Net realized gain (loss) on investments	(138,426,869)	236,325,907

Net unrealized depreciation of investments	(290,282,296)	(32,771,329)

Net increase (decrease) in net assets
resulting from operations	(412,531,286)	219,023,103

Distributions to shareholders (Note 1):

From ordinary income

Net investment income

Class A	(14,119,483)	(12,985,658)

Class B	(273,897)	(424,096)

Class C	(153,238)	(191,579)

Class M	(146,747)	(152,553)

Class R	(23,931)	(18,816)

Class Y	(1,815,278)	(1,443,687)

Net realized short-term gain on investments

Class A	(42,768,390)	(25,424,551)

Class B	(9,590,585)	(7,888,193)

Class C	(2,067,713)	(1,319,767)

Class M	(961,353)	(623,623)

Class R	(88,488)	(40,461)

Class Y	(4,391,234)	(2,266,041)

From net realized long-term gain on investments

Class A	(129,596,618)	(69,165,715)

Class B	(29,061,354)	(21,459,277)

Class C	(6,265,575)	(3,590,335)

Class M	(2,913,089)	(1,696,523)

Class R	(268,135)	(110,071)

Class Y	(13,306,301)	(6,164,605)

Redemption fees (Note 1)	4,521	3,208

Decrease from capital share transactions
(Note 4)	(297,384,051)	(92,012,010)

Total decrease in net assets	(967,722,225)	(27,951,250)

NET ASSETS

Beginning of year	1,922,242,823	1,950,194,073

End of year (including undistributed
net investment income of $9,170,371
and $9,706,271, respectively)	$954,520,598	$1,922,242,823

The accompanying notes are an integral part of these financial statements.

25

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:

													Ratio of net
	Net asset value,		Net realized and	Total from		From net				Total return	Net assets,	Ratio of expenses	investment income
	beginning	Net investment	unrealized gain (loss)	investment	From net	realized gain on	Total	Redemption	Net asset value,	at net asset	end of period	to average	(loss) to average	Portfolio
Period ended	of period	income (loss) [a,d]	on investments	operations	investment income	investments	distributions	fees [e]	end of period	value (%) [b]	(in thousands)	net assets (%) [c,d]	net assets (%) [d]	turnover (%)

Class A
August 31, 2008	$19.43	.19	(4.42)	(4.23)	(.21)	(2.57)	(2.78)	—	$12.42	(24.85)	$696,436	1.24	1.26	60.39
August 31, 2007	18.88	.18	1.94	2.12	(.19)	(1.38)	(1.57)	—	19.43	11.44	1,364,454	1.14	.92	54.46
August 31, 2006	18.43	.20 [g]	1.27	1.47	(.20)	(.82)	(1.02)	—	18.88	8.20	1,309,486	1.13 [g]	1.07 [g]	56.00
August 31, 2005	16.21	.17 [f]	2.18	2.35	(.13)	—	(.13)	—	18.43	14.56 [f]	1,165,377	1.13	.94 [f]	51.72
August 31, 2004	13.88	.11	2.36	2.47	(.14)	—	(.14)	—	16.21	17.92	731,954	1.19	.75	54.46

Class B
August 31, 2008	$19.07	.07	(4.35)	(4.28)	(.02)	(2.57)	(2.59)	—	$12.20	(25.44)	$120,269	1.99	.49	60.39
August 31, 2007	18.54	.03	1.90	1.93	(.02)	(1.38)	(1.40)	—	19.07	10.56	328,108	1.89	.17	54.46
August 31, 2006	18.10	.06 [g]	1.24	1.30	(.04)	(.82)	(.86)	—	18.54	7.38	426,865	1.88 [g]	.31 [g]	56.00
August 31, 2005	15.93	.03 [f]	2.16	2.19	(.02)	—	(.02)	—	18.10	13.75 [f]	530,586	1.88	.19 [f]	51.72
August 31, 2004	13.66	— [e]	2.31	2.31	(.04)	—	(.04)	—	15.93	16.97	490,299	1.94	(.01)	54.46

Class C
August 31, 2008	$18.97	.07	(4.32)	(4.25)	(.05)	(2.57)	(2.62)	—	$12.10	(25.46)	$30,402	1.99	.50	60.39
August 31, 2007	18.47	.03	1.90	1.93	(.05)	(1.38)	(1.43)	—	18.97	10.63	66,375	1.89	.17	54.46
August 31, 2006	18.08	.06 [g]	1.23	1.29	(.08)	(.82)	(.90)	—	18.47	7.34	65,906	1.88 [g]	.32 [g]	56.00
August 31, 2005	15.91	.03 [f]	2.16	2.19	(.02)	—	(.02)	—	18.08	13.79 [f]	55,887	1.88	.19 [f]	51.72
August 31, 2004	13.64	— [e]	2.31	2.31	(.04)	—	(.04)	—	15.91	16.98	34,594	1.94	— [h]	54.46

Class M
August 31, 2008	$19.33	.11	(4.40)	(4.29)	(.10)	(2.57)	(2.67)	—	$12.37	(25.22)	$16,206	1.74	.76	60.39
August 31, 2007	18.79	.08	1.93	2.01	(.09)	(1.38)	(1.47)	—	19.33	10.87	31,483	1.64	.42	54.46
August 31, 2006	18.34	.10 [g]	1.26	1.36	(.09)	(.82)	(.91)	—	18.79	7.63	32,174	1.63 [g]	.57 [g]	56.00
August 31, 2005	16.13	.08 [f]	2.18	2.26	(.05)	—	(.05)	—	18.34	14.01 [f]	35,182	1.63	.44 [f]	51.72
August 31, 2004	13.81	.04	2.35	2.39	(.07)	—	(.07)	—	16.13	17.33	29,774	1.69	.25	54.46

Class R
August 31, 2008	$19.23	.15	(4.37)	(4.22)	(.17)	(2.57)	(2.74)	—	$12.27	(25.02)	$2,204	1.49	1.03	60.39
August 31, 2007	18.73	.13	1.92	2.05	(.17)	(1.38)	(1.55)	—	19.23	11.16	2,381	1.39	.67	54.46
August 31, 2006	18.33	.16 [g]	1.25	1.41	(.19)	(.82)	(1.01)	—	18.73	7.92	1,574	1.38 [g]	.86 [g]	56.00
August 31, 2005	16.18	.12 [f]	2.19	2.31	(.16)	—	(.16)	—	18.33	14.33 [f]	711	1.38	.65 [f]	51.72
August 31, 2004 †	14.82	.06	1.44	1.50	(.14)	—	(.14)	—	16.18	10.24 *	3	1.08 *	.37 *	54.46

Class Y
August 31, 2008	$19.47	.23	(4.43)	(4.20)	(.26)	(2.57)	(2.83)	—	$12.44	(24.68)	$89,005.99		1.52	60.39
August 31, 2007	18.92	.23	1.94	2.17	(.24)	(1.38)	(1.62)	—	19.47	11.69	129,442.89		1.17	54.46
August 31, 2006	18.46	.25 [g]	1.27	1.52	(.24)	(.82)	(1.06)	—	18.92	8.48	114,189	.88 [g]	1.33 [g]	56.00
August 31, 2005	16.23	.21 [f]	2.19	2.40	(.17)	—	(.17)	—	18.46	14.85 [f]	129,631.88		1.19 [f]	51.72
August 31, 2004	13.90	.16	2.35	2.51	(.18)	—	(.18)	—	16.23	18.19	97,378.94		.99	54.46

* Not annualized.

† For the period December 1, 2003 (commencement of operations) to August 31, 2004.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and brokerage/service arrangements (Note 2).

d Reflects an involuntary contractual expense limitation and/or waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund in effect during the period. As a result of such limitation and/or waivers,thee xpenses of each class reflect a reduction of the following amounts (Notes 2 and 5):

Percentage of average net assets

August 31, 2008	0.03%

August 31, 2007	<0.01

August 31, 2006	<0.01

August 31, 2005	<0.01

August 31, 2004	<0.01

e Amount represents less than $0.01 per share.

f Reflects a non-recurring accrual related to Putnam Management’s settlement with the SEC regarding brokerage allocation practices, which amounted to the following amounts:

		Percentage
		of average
	Per share	net assets

Class A	$0.01	0.03%

Class B	0.01	0.03

Class C	0.01	0.03

Class M	0.01	0.03

Class R	0.01	0.05

Class Y	0.01	0.03

g Reflects a non-recurring reimbursement from Putnam Investments relating to the calculation of certain amounts paid by the fund to Putnam in previous years for transfer agent services, which amounted to less than $0.01 per share and 0.01% of average net assets for the period ended August 31, 2006.

h Amount represents less than 0.01%.

The accompanying notes are an integral part of these financial statements.

26	27

Notes to financial statements 8/31/08

Note 1: Significant accounting policies

Putnam New Value Fund (the “fund”) is a series of Putnam Investment Funds (the “trust”), a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The objective of the fund is to seek long-term capital appreciation by investing primarily in common stocks of U.S. companies which Putnam Investment Management, LLC (“Putnam Management”), the fund’s manager, a wholly-owned subsidiary of Putnam, LLC, believes are currently undervalued by the market.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are offered to qualified employee-benefit plans, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are generally only available to corporate and institutional clients and clients in other approved programs.

A 1.00% redemption fee may apply on any shares that are redeemed (either by selling or exchanging into another fund) within 7 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets. If no sales are reported — as in the case of some securities traded over-the-counter — a security is valued at its last reported bid price. Market quotations are not considered to be readily available for certain debt obligations; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors, including movements in the U.S. securities markets. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. To the extent a pricing service or dealer is unable to value a security or provides a valuation which Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted securities and derivatives, are also valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security at a given point in time and does not reflect an actual market price, which may be different by a material amount.

B) Joint trading account Pursuant to an exemptive order from the Securities and Exchange Commission (the “SEC”), the fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

E) Security lending The fund may lend securities, through its agents, to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agents; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. At August 31, 2008, the value of securities loaned amounted to $104,858,908. The fund received cash collateral of $110,226,301

28

which is pooled with collateral of other Putnam funds into 78 issues of short-term investments.

F) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer to its fiscal year ending August 31, 2009 $174,247,314 of losses recognized during the period November 1, 2007 to August 31, 2008.

G) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences of losses on wash sale transactions, post-October loss deferrals and redesignation of taxable income. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended August 31, 2008, the fund reclassified $181,205 to decrease undistributed net investment income with a decrease to accumulated net realized loss of $181,205.

The tax basis components of distributable earnings as of August 31, 2008 were as follows:

Unrealized appreciation	$137,680,608
Unrealized depreciation	(152,397,614)

Net unrealized depreciation	(14,717,006)
Undistributed ordinary income	9,170,371
Post-October loss	(174,247,314)

Cost for federal income tax purposes	$1,083,699,296

H) Expenses of the trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management for management and investment advisory services quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.70% of the first $500 million of average net assets, 0.60% of the next $500 million, 0.55% of the next $500 million, 0.50% of the next $5 billion, 0.475% of the next $5 billion, 0.455% of the next $5 billion, 0.44% of the next $5 billion and 0.43% thereafter.

Putnam Management has agreed to waive fees and reimburse expenses of the fund through June 30, 2009 to the extent necessary to ensure that the fund’s expenses do not exceed the simple average of the expenses of all front-end load funds viewed by Lipper, Inc. as having the same investment classification or objective as the fund. The expense reimbursement is based on a comparison of the fund’s expenses with the average annualized operating expenses of the funds in its Lipper peer group for each calendar quarter during the fund’s last fiscal year, excluding 12b-1 fees and without giving effect to any expense offset and brokerage/service arrangements that may reduce fund expenses. For the year ended August 31, 2008, Putnam Management waived $363,900 of its management fee from the fund.

For the year ended August 31, 2008, Putnam Management has assumed $3,215 of legal, shareholder servicing and communication, audit and Trustee fees incurred by the fund in connection with certain legal and regulatory matters (including those described in Note 6).

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial services for the fund’s assets were provided by Putnam Fiduciary Trust Company (“PFTC”), an affiliate of Putnam Management, and by State Street Bank and Trust Company (“State Street”). Custody fees are based on the fund’s asset level, the number of its security holdings, transaction volumes and with respect to PFTC, certain fees related to the transition of assets to State Street. Putnam Investor Services, a division of PFTC, provided investor servicing agent functions to the fund. Putnam Investor Services received fees for investor servicing, subject to certain limitations, based on the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. During the year ended August 31, 2008, the fund incurred $5,053,357 for custody and investor servicing agent functions provided by PFTC.

The fund has entered into expense offset arrangements with PFTC and State Street whereby PFTC’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the year ended August 31, 2008, the fund’s expenses were reduced by $49,535 under the expense offset arrangements and by $99,998 under the brokerage/service arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $519, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings and industry seminars and for certain compliance-related matters. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the “Deferral Plan”) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the “Pension Plan”) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the “Plans”) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the

29

average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the year ended August 31, 2008, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $93,011 and $947 from the sale of class A and class M shares, respectively, and received $197,420 and $3,179 in contingent deferred sales charges from redemptions of class B and class C shares, respectively. A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the year ended August 31, 2008, Putnam Retail Management Limited Partnership, acting as underwriter, received $2,047 and no monies on class A and class M redemptions, respectively.

Note 3: Purchases and sales of securities

During the year ended August 31, 2008, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $870,481,176 and $1,412,703,941, respectively. There were no purchases or sales of U.S. government securities.

Note 4: Capital shares

At August 31, 2008, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Year ended 8/31/08		Year ended 8/31/07

Class A	Shares	Amount	Shares	Amount

Shares sold	9,037,018	$138,876,663	12,720,087	$252,962,385

Shares issued in	11,254,883	177,939,699	5,385,790	102,276,138
connection with
reinvestment of
distributions

	20,291,901	316,816,362	18,105,877	355,238,523

Shares	(34,434,012)	(502,465,610)	(17,241,162)	(340,811,396)
repurchased

Net increase	(14,142,111)	$(185,649,248)	864,715	$14,427,127
(decrease)

	Year ended 8/31/08		Year ended 8/31/07

Class B	Shares	Amount	Shares	Amount

Shares sold	623,432	$9,585,670	1,630,849	$31,707,360

Shares issued in	2,315,939	36,174,974	1,473,881	27,635,275
connection with
reinvestment of
distributions

	2,939,371	45,760,644	3,104,730	59,342,635

Shares	(10,285,635)	(152,538,287)	(8,931,616)	(174,933,952)
repurchased

Net decrease	(7,346,264)	$(106,777,643)	(5,826,886)	$(115,591,317)

	Year ended 8/31/08		Year ended 8/31/07

Class C	Shares	Amount	Shares	Amount

Shares sold	338,907	$5,352,316	556,595	$10,783,289

Shares issued in	462,734	7,172,379	223,535	4,168,931
connection with
reinvestment of
distributions

	801,641	12,524,695	780,130	14,952,220

Shares	(1,789,038)	(25,919,198)	(848,851)	(16,403,168)
repurchased

Net decrease	(987,397)	$(13,394,503)	(68,721)	$(1,450,948)

	Year ended 8/31/08		Year ended 8/31/07

Class M	Shares	Amount	Shares	Amount

Shares sold	56,585	$868,478	137,451	$2,719,014

Shares issued in	248,330	3,923,614	127,601	2,420,600
connection with
reinvestment of
distributions

	304,915	4,792,092	265,052	5,139,614

Shares	(623,065)	(9,208,355)	(348,880)	(6,909,723)
repurchased

Net decrease	(318,150)	$(4,416,263)	(83,828)	$(1,770,109)

	Year ended 8/31/08		Year ended 8/31/07

Class R	Shares	Amount	Shares	Amount

Shares sold	100,827	$1,515,386	80,595	$1,584,941

Shares issued in	24,332	380,554	8,993	169,348
connection with
reinvestment of
distributions

	125,159	1,895,940	89,588	1,754,289

Shares	(69,295)	(996,065)	(49,841)	(1,010,341)
repurchased

Net increase	55,864	$899,875	39,747	$743,948

	Year ended 8/31/08		Year ended 8/31/07

Class Y	Shares	Amount	Shares	Amount

Shares sold	2,397,241	$36,537,455	1,161,411	$23,056,831

Shares issued in	1,234,140	19,511,750	519,704	9,874,333
connection with
reinvestment of
distributions

	3,631,381	56,049,205	1,681,115	32,931,164

Shares	(3,125,369)	(44,095,474)	(1,070,376)	(21,301,875)
repurchased

Net increase	506,012	$11,953,731	610,739	$11,629,289

Note 5: Investment in Putnam Prime Money Market Fund

The fund invested in Putnam Prime Money Market Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Prime Money Market Fund were valued at its closing net asset value each business day. Management fees paid by the fund were reduced by an amount equal to the management fees paid by Putnam Prime Money Market Fund with respect to assets invested by the fund in Putnam Prime Money Market Fund. For the year ended August 31, 2008, management fees paid were reduced by $4,909 relating to the fund’s investment in Putnam Prime Money Market Fund. Income distributions earned by the fund were recorded as interest income in the Statement of operations and totaled $245,390 for the year ended August 31, 2008. During the year ended August 31, 2008, cost of purchases and proceeds of sales of investments in Putnam Prime Money Market Fund aggregated $421,376,906 and $417,762,625, respectively.

On September 17, 2008, the Trustees of the Putnam Prime Money Market Fund voted to close that fund effective September 17, 2008. On September 24, 2008 the fund received shares of Federated Prime Obligations Fund, an unaffiliated management investment company registered under the Investment Company Act of 1940, in liquidation of its shares of Putnam Prime Money Market Fund.

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Note 6: Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the Securities and Exchange Commission and the Massachusetts Securities Division in connection with excessive short-term trading in Putnam funds. Distribution of payments from Putnam Management to certain open-end Putnam funds and their shareholders is expected to be completed in the next several months. These allegations and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits against Putnam Management and, in a limited number of cases, some Putnam funds. Putnam Management believes that these lawsuits will have no material adverse effect on the funds or on Putnam Management’s ability to provide investment management services. In addition, Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

Note 7: New accounting pronouncements

In June 2006, the Financial Accounting Standards Board (“FASB”) issued Interpretation No. 48, Accounting for Uncertainty in Income Taxes (the “Interpretation”). The Interpretation prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken by a filer in the filer’s tax return. Upon adoption, the Interpretation did not have a material effect on the fund’s financial statements. However, the conclusions regarding the Interpretation may be subject to review and adjustment at a later date based on factors including, but not limited to, further implementation guidance expected from the FASB, and on-going analysis of tax laws, regulations and interpretations thereof. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (the “Standard”). The Standard defines fair value, sets out a framework for measuring fair value and expands disclosures about fair value measurements. The Standard applies to fair value measurements already required or permitted by existing standards. The Standard is effective for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Putnam Management does not believe the adoption of the Standard will impact the amounts reported in the financial statements; however, additional disclosures will be required about the inputs used to develop the measurements of fair value.

In March 2008, Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“SFAS 161”) — an amendment of FASB Statement No. 133, was issued and is effective for fiscal years beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about how and why an entity uses derivative instruments and how derivative instruments affect an entity’s financial position. Putnam Management is currently evaluating the impact the adoption of SFAS 161 will have on the fund’s financial statement disclosures.

Note 8: Market conditions

Recent events in the financial sector have resulted in an unusually high degree of volatility in the financial markets. The fund’s investments in the financial sector, as reflected in the fund’s schedule of investments, exposes investors to the negative (or positive) performance resulting from these events.

Subsequent to the reporting period, the fund sold its position in Lehman Brothers Holdings, Inc. common stock. The decrease in value from August 31, 2008 through September 11, 2008, when the fund sold its remaining position, totaled $11,930,782. On September 15, 2008, Lehman Brothers Holdings, Inc. filed for bankruptcy.

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Federal tax information and brokerage commissions (unaudited)

Pursuant to Section 852 of the Internal Revenue Code, as amended, the fund hereby designates $39,446,398 as long-term capital gain, for its taxable year ended August 31, 2008.

The fund designated 100% of ordinary income distributions as qualifying for the dividends received deduction for corporations.

For its tax year ended August 31, 2008, the fund hereby designates 100%, or the maximum amount allowable, of its taxable ordinary income distributions as qualified dividends taxed at the individual net capital gain rates.

The Form 1099 you receive in January 2009 will show the tax status of all distributions paid to your account in calendar 2008.

Brokerage commissions

Brokerage commissions are paid to firms that execute trades on behalf of your fund. When choosing these firms, Putnam is required by law to seek the best execution of the trades, taking all relevant factors into consideration, including expected quality of execution and commission rate. Listed below are the largest relationships based upon brokerage commissions for your fund and the other funds in Putnam’s Large-Cap Value group for the year ended August 31, 2008. The Putnam mutual funds in this group are The George Putnam Fund of Boston, Putnam Classic Equity Fund, Putnam Convertible Income-Growth Trust, Putnam Equity Income Fund, The Putnam Fund for Growth and Income, Putnam New Value Fund, Putnam VT Equity Income Fund, Putnam VT The George Putnam Fund of Boston, Putnam VT Growth and Income Fund, and Putnam VT New Value Fund.

The top five firms that received brokerage commissions for trades executed for the Large-Cap Value group are (in descending order) Morgan Stanley & Co., Merrill Lynch, Pierce, Fenner and Smith, Goldman, Sachs & Co., Citigroup Global Markets, and UBS Securities. Commissions paid to these firms together represented approximately 51% of the total brokerage commissions paid for the year ended August 31, 2008.

Commissions paid to the next 10 firms together represented approximately 36% of the total brokerage commissions paid during the period. These firms are (in alphabetical order) Bear Stearns & Co., Credit Suisse First Boston, Deutsche Bank Securities, J.P.Morgan Securities, Lehman Brothers, Pipeline Trading Systems, RBC Capital Markets, Sanford C. Bernstein & Co., Wachovia Securities, and Weeden & Co.

Commission amounts do not include “mark-ups” paid on bond or derivative trades made directly with a dealer. Additional information about brokerage commissions is available on the Securities and Exchange Commission (SEC) Web site at www.sec.gov. Putnam funds disclose commissions by firm to the SEC in semiannual filings on Form N-SAR.

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About the Trustees

Jameson A. Baxter

Born 1943, Trustee since 1994,
Vice Chairman since 2005

Ms. Baxter is the President of Baxter Associates, Inc., a private investment firm.

Ms. Baxter serves as a Director of ASHTA Chemicals, Inc., and the Mutual Fund Directors Forum. Until 2007, she was a Director of Banta Corporation (a printing and supply chain management company), Ryerson, Inc. (a metals service corporation), and Advocate Health Care. Until 2004, she was a Director of BoardSource (formerly the National Center for Nonprofit Boards); and until 2002, she was a Director of Intermatic Corporation (a manufacturer of energy control products). She is Chairman Emeritus of the Board of Trustees, Mount Holyoke College, having served as Chairman for five years.

Ms. Baxter has held various positions in investment banking and corporate finance, including Vice President of and Consultant to First Boston Corporation and Vice President and Principal of the Regency Group. She is a graduate of Mount Holyoke College.

Charles B. Curtis

Born 1940, Trustee since 2001

Mr. Curtis is President and Chief Operating Officer of the Nuclear Threat Initiative (a private foundation dealing with national security issues), and serves as Senior Advisor to the United Nations Foundation.

Mr. Curtis is a member of the Council on Foreign Relations and serves as Director of Edison International and Southern California Edison. Until 2006, Mr. Curtis served as a member of the Trustee Advisory Council of the Applied Physics Laboratory, Johns Hopkins University. Until 2003, Mr. Curtis was a member of the Electric Power Research Institute Advisory Council and the University of Chicago Board of Governors for Argonne National Laboratory. Prior to 2002, Mr. Curtis was a member of the Board of Directors of the Gas Technology Institute and the Board of Directors of the Environment and Natural Resources Program Steering Committee, John F. Kennedy School of Government, Harvard University. Until 2001, Mr. Curtis was a member of the Department of Defense Policy Board and Director of EG&G Technical Services, Inc. (a fossil energy research and development support company).

From August 1997 to December 1999, Mr. Curtis was a Partner at Hogan & Hartson LLP, an international law firm headquartered in Washington, D.C. Prior to May 1997, Mr. Curtis was Deputy Secretary of Energy and Under Secretary of the U.S. Department of Energy. He served as Chairman of the Federal Energy Regulatory Commission from 1977 to 1981 and has held positions on the staff of the U.S. House of Representatives, the U.S. Treasury Department, and the SEC.

Robert J. Darretta

Born 1946, Trustee since 2007

Mr. Darretta serves as Director of United-Health Group, a diversified health-care company.

Until April 2007, Mr. Darretta was Vice Chairman of the Board of Directors of Johnson & Johnson, one of the world’s largest and most broadly based health-care companies. Prior to 2007, he had responsibility for Johnson & Johnson’s finance, investor relations, information technology, and procurement function. He served as Johnson & Johnson Chief Financial Officer for a decade, prior to which he spent two years as Treasurer of the corporation and over ten years leading various Johnson & Johnson operating companies.

Mr. Darretta received a B.S. in Economics from Villanova University.

Myra R. Drucker

Born 1948, Trustee since 2004

Ms. Drucker is Chair of the Board of Trustees of Commonfund (a not-for-profit firm specializing in managing assets for educational endowments and foundations), Vice Chair of the Board of Trustees of Sarah Lawrence College, and a member of the Investment Committee of the Kresge Foundation (a charitable trust). She is also a Director of New York Stock Exchange LLC (a wholly-owned subsidiary of NYSE Euronext), and a Director of Interactive Data Corporation (a provider of financial market data and analytics to financial institutions and investors).

Ms. Drucker is an ex-officio member of the New York Stock Exchange (NYSE) Pension Managers Advisory Committee, having served as Chair for seven years. She serves as an advisor to RCM Capital Management (an investment management firm) and to the Employee Benefits Investment Committee of The Boeing Company (an aerospace firm).

From November 2001 until August 2004, Ms. Drucker was Managing Director and a member of the Board of Directors of General Motors Asset Management and Chief Investment Officer of General Motors Trust Bank. From December 1992 to November 2001, Ms. Drucker served as Chief Investment Officer of Xerox Corporation (a document company). Prior to December 1992, Ms. Drucker was Staff Vice President and Director of Trust Investments for International Paper (a paper and packaging company).

Ms. Drucker received a B.A. degree in Literature and Psychology from Sarah Lawrence College and pursued graduate studies in economics, statistics, and portfolio theory at Temple University.

Charles E. Haldeman, Jr.*

Born 1948, Trustee since 2004 and
President of the Funds since 2007

Mr. Haldeman is Chairman of Putnam Investment Management, LLC and President of the Putnam Funds. Prior to July 2008, he was President and Chief Executive Officer of Putnam, LLC (“Putnam Investments”). Prior to November 2003, Mr. Haldeman served as Co-Head of Putnam Investments’ Investment Division.

Prior to joining Putnam in 2002, he held executive positions in the investment management industry. He previously served as Chief Executive Officer of Delaware Investments and President and Chief Operating Officer of United Asset Management. Mr. Haldeman was also a

33

Partner and Director of Cooke & Bieler, Inc. (an investment management firm).

Mr. Haldeman currently serves on the Board of Governors of the Investment Company Institute and as Chair of the Board of Trustees of Dartmouth College. He also serves on the Partners HealthCare Investment Committee, the Tuck School of Business Overseers, and the Harvard Business School Board of Dean’s Advisors. He is a graduate of Dartmouth College, Harvard Law School, and Harvard Business School. Mr. Haldeman is also a Chartered Financial Analyst (CFA) charterholder.

John A. Hill

Born 1942, Trustee since 1985 and
Chairman since 2000

Mr. Hill is founder and Vice-Chairman of First Reserve Corporation, the leading private equity buyout firm specializing in the worldwide energy industry, with offices in Greenwich, Connecticut; Houston, Texas; London, England; and Shanghai, China. The firm’s investments on behalf of some of the nation’s largest pension and endowment funds are currently concentrated in 26 companies with annual revenues in excess of $13 billion, which employ over 100,000 people in 23 countries.

Mr. Hill is Chairman of the Board of Trustees of the Putnam Mutual Funds, a Director of Devon Energy Corporation and various private companies owned by First Reserve, and serves as a Trustee of Sarah Lawrence College where he chairs the Investment Committee.

Prior to forming First Reserve in 1983, Mr. Hill served as President of F. Eberstadt and Company, an investment banking and investment management firm. Between 1969 and 1976, Mr. Hill held various senior positions in Washington, D.C. with the federal government, including Deputy Associate Director of the Office of Management and Budget and Deputy Administrator of the Federal Energy Administration during the Ford Administration.

Born and raised in Midland, Texas, he received his B.A. in Economics from Southern Methodist University and pursued graduate studies as a Woodrow Wilson Fellow.

Paul L. Joskow

Born 1947, Trustee since 1997

Dr. Joskow is an economist and President of the Alfred P. Sloan Foundation (a philanthropic institution focused primarily on research and education on issues related to science, technology, and economic performance). He is on leave from his position as the Elizabeth and James Killian Professor of Economics and Management at the Massachusetts Institute of Technology (MIT), where he has been on the faculty since 1972. Dr. Joskow was the Director of the Center for Energy and Environmental Policy Research at MIT from 1999 through 2007.

Dr. Joskow serves as a Trustee of Yale University, as a Director of TransCanada Corporation (an energy company focused on natural gas transmission and power services) and of Exelon Corporation (an energy company focused on power services), and as a member of the Board of Overseers of the Boston Symphony Orchestra. Prior to August 2007, he served as a Director of National Grid (a UK-based holding company with interests in electric and gas transmission and distribution and telecommunications infrastructure). Prior to July 2006, he served as President of the Yale University Council and continues to serve as a member of the Council. Prior to February 2005, he served on the board of the Whitehead Institute for Biomedical Research (a non-profit research institution). Prior to February 2002, he was a Director of State Farm Indemnity Company (an automobile insurance company), and prior to March 2000, he was a Director of New England Electric System (a public utility holding company).

Dr. Joskow has published six books and numerous articles on industrial organization, government regulation of industry, and competition policy. He is active in industry restructuring, environmental, energy, competition, and privatization policies — serving as an advisor to governments and corporations worldwide. Dr. Joskow holds a Ph.D. and MPhil from Yale University and a B.A. from Cornell University.

Elizabeth T. Kennan

Born 1938, Trustee since 1992

Dr. Kennan is a Partner of Cambus-Kenneth Farm (thoroughbred horse and cattle breeding). She is President Emeritus of Mount Holyoke College.

Dr. Kennan served as Chairman and is now Lead Director of Northeast Utilities. She is a Trustee of the National Trust for Historic Preservation, of Centre College, and of Midway College in Midway, Kentucky. Until 2006, she was a member of The Trustees of Reservations. Prior to 2001, Dr. Kennan served on the oversight committee of the Folger Shakespeare Library. Prior to June 2005, she was a Director of Talbots, Inc., and she has served as Director on a number of other boards, including Bell Atlantic, Chastain Real Estate, Shawmut Bank, Berkshire Life Insurance, and Kentucky Home Life Insurance. Dr. Kennan has also served as President of Five Colleges Incorporated and as a Trustee of Notre Dame University, and is active in various educational and civic associations.

As a member of the faculty of Catholic University for twelve years, until 1978, Dr. Kennan directed the post-doctoral program in Patristic and Medieval Studies, taught history, and published numerous articles and two books. Dr. Kennan holds a Ph.D. from the University of Washington in Seattle, an M.S. from St. Hilda’s College at Oxford University, and an A.B. from Mount Holyoke College. She holds several honorary doctorates.

Kenneth R. Leibler

Born 1949, Trustee since 2006

Mr. Leibler is a Founding Partner and former Chairman of the Boston Options Exchange, an electronic marketplace for the trading of derivative securities.

Mr. Leibler currently serves as a Trustee of Beth Israel Deaconess Hospital in Boston. He is also Lead Director of Ruder Finn Group, a global communications and advertising firm, and a Director of Northeast Utilities, which operates New England’s largest energy delivery system. Prior to December 2006, he served as a Director of the Optimum Funds group. Prior to October 2006, he served as a Director of ISO New England, the

34

organization responsible for the operation of the electric generation system in the New England states. Prior to 2000, Mr. Leibler was a Director of the Investment Company Institute in Washington, D.C.

Prior to January 2005, Mr. Leibler served as Chairman and Chief Executive Officer of the Boston Stock Exchange. Prior to January 2000, he served as President and Chief Executive Officer of Liberty Financial Companies, a publicly traded diversified asset management organization. Prior to June 1990, Mr. Leibler served as President and Chief Operating Officer of the American Stock Exchange (AMEX), and at the time was the youngest person in AMEX history to hold the title of President. Prior to serving as AMEX President, he held the position of Chief Financial Officer, and headed its management and marketing operations. Mr. Leibler graduated magna cum laude with a degree in Economics from Syracuse University, where he was elected Phi Beta Kappa.

Robert E. Patterson

Born 1945, Trustee since 1984

Mr. Patterson is Senior Partner of Cabot Properties, LP and Chairman of Cabot Properties, Inc. (a private equity firm investing in commercial real estate).

Mr. Patterson serves as Chairman Emeritus and Trustee of the Joslin Diabetes Center. Prior to June 2003, he was a Trustee of Sea Education Association. Prior to December 2001, Mr. Patterson was President and Trustee of Cabot Industrial Trust (a publicly traded real estate investment trust). Prior to February 1998, he was Executive Vice President and Director of Acquisitions of Cabot Partners Limited Partnership (a registered investment adviser involved in institutional real estate investments). Prior to 1990, he served as Executive Vice President of Cabot, Cabot & Forbes Realty Advisors, Inc. (the predecessor company of Cabot Partners).

Mr. Patterson practiced law and held various positions in state government, and was the founding Executive Director of the Massachusetts Industrial Finance Agency. Mr. Patterson is a graduate of Harvard College and Harvard Law School.

George Putnam, III

Born 1951, Trustee since 1984

Mr. Putnam is Chairman of New Generation Research, Inc. (a publisher of financial advisory and other research services), and President of New Generation Advisers, Inc. (a registered investment adviser to private funds). Mr. Putnam founded the New Generation companies in 1986.

Mr. Putnam is a Director of The Boston Family Office, LLC (a registered investment adviser). He is a Trustee of St. Mark’s School and a Trustee of the Marine Biological Laboratory in Woods Hole, Massachusetts. Until 2006, he was a Trustee of Shore Country Day School, and until 2002, was a Trustee of the Sea Education Association.

Mr. Putnam previously worked as an attorney with the law firm of Dechert LLP (formerly known as Dechert Price & Rhoads) in Philadelphia. He is a graduate of Harvard College, Harvard Business School, and Harvard Law School.

Robert L. Reynolds*

Born 1952, Trustee since 2008

Mr. Reynolds is President and Chief Executive Officer of Putnam Investments, and a member of Putnam Investments’ Executive Board of Directors. He has more than 30 years of investment and financial services experience.

Prior to joining Putnam Investments in 2008, Mr. Reynolds was Vice Chairman and Chief Operating Officer of Fidelity Investments from 2000 to 2007. During this time, he served on the Board of Directors for FMR Corporation, Fidelity Investments Insurance Ltd., Fidelity Investments Canada Ltd., and Fidelity Management Trust Company. He was also a Trustee of the Fidelity Family of Funds. From 1984 to 2000, Mr. Reynolds served in a number of increasingly responsible leadership roles at Fidelity.

Mr. Reynolds serves on several not-for-profit boards, including those of the West Virginia University Foundation, Concord Museum, Dana-Farber Cancer Institute, Lahey Clinic, and Initiative for a Competitive Inner City in Boston. He is a member of the Chief Executives Club of Boston, the National Innovation Initiative, and the Council on Competitiveness.

Mr. Reynolds received a B.S. in Business Administration/Finance from West Virginia University.

Richard B.Worley

Born 1945, Trustee since 2004

Mr. Worley is Managing Partner of Permit Capital LLC, an investment management firm.

Mr. Worley serves as a Trustee of the University of Pennsylvania Medical Center, The Robert Wood Johnson Foundation (a philanthropic organization devoted to health-care issues), and the National Constitution Center. He is also a Director of The Colonial Williamsburg Foundation (a historical preservation organization), and the Philadelphia Orchestra Association. Mr. Worley also serves on the investment committees of Mount Holyoke College and World Wildlife Fund (a wildlife conservation organization).

Prior to joining Permit Capital LLC in 2002, Mr. Worley served as President, Chief Executive Officer, and Chief Investment Officer of Morgan Stanley Dean Witter Investment Management and as a Managing Director of Morgan Stanley, a financial services firm. Mr. Worley also was the Chairman of Miller Anderson & Sherrerd, an investment management firm that was acquired by Morgan Stanley in 1996.

Mr. Worley holds a B.S. degree from the University of Tennessee and pursued graduate studies in economics at the University of Texas.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of August 31, 2008, there were 99 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 72, death, or removal.

* Trustee who is an “interested person” (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, and/or Putnam Retail Management. Mr. Reynolds is President and Chief Executive Officer of Putnam Investments. Mr. Haldeman is the President of your fund and each of the other Putnam funds and Chairman of Putnam Investment Management, LLC, and prior to July 2008 was President and Chief Executive Officer of Putnam Investments.

35

Officers

In addition to Charles E. Haldeman, Jr., the other officers of the fund are shown below:

Charles E. Porter (Born 1938)	James P. Pappas (Born 1953)	Wanda M. McManus (Born 1947)
Executive Vice President, Principal Executive	Vice President	Vice President, Senior Associate Treasurer
Officer, Associate Treasurer, and	Since 2004	and Assistant Clerk
Compliance Liaison		Since 2005
Since 1989	Managing Director, Putnam Investments and
	Putnam Management. During 2002, Chief	Nancy E. Florek (Born 1957)
Jonathan S. Horwitz (Born 1955)	Operating Officer, Atalanta/Sosnoff	Vice President, Assistant Clerk, Assistant
Senior Vice President and Treasurer	Management Corporation	Treasurer and Proxy Manager
Since 2004		Since 2005
Francis J. McNamara, III (Born 1955)
Prior to 2004, Managing Director,	Vice President and Chief Legal Officer
Putnam Investments	Since 2004

Steven D. Krichmar (Born 1958)	Senior Managing Director, Putnam
Vice President and Principal Financial Officer	Investments, Putnam Management
Since 2002	and Putnam Retail Management. Prior
to 2004, General Counsel, State Street
Senior Managing Director,	Research & Management Company
Putnam Investments
Robert R. Leveille (Born 1969)
Janet C. Smith (Born 1965)	Vice President and Chief Compliance Officer
Vice President, Principal Accounting Officer	Since 2007
and Assistant Treasurer
Since 2007	Managing Director, Putnam Investments,
Putnam Management, and Putnam Retail
Managing Director, Putnam Investments and	Management. Prior to 2004, member of
Putnam Management	Bell Boyd & Lloyd LLC. Prior to 2003,
Vice President and Senior Counsel,
Susan G. Malloy (Born 1957)	Liberty Funds Group LLC
Vice President and Assistant Treasurer
Since 2007	Mark C. Trenchard (Born 1962)
Vice President and BSA Compliance Officer
Managing Director, Putnam Investments	Since 2002

Beth S. Mazor (Born 1958)	Managing Director, Putnam Investments
Vice President
Since 2002	Judith Cohen (Born 1945)
Vice President, Clerk and Assistant Treasurer
Managing Director, Putnam Investments	Since 1993

The address of each Officer is One Post Office Square, Boston, MA 02109.

36

Fund information

Founded over 70 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage nearly 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager	Officers	Mark C. Trenchard
Putnam Investment	Charles E. Haldeman, Jr.	Vice President and BSA Compliance Officer
Management, LLC	President
One Post Office Square		Judith Cohen
Boston, MA 02109	Charles E. Porter	Vice President, Clerk and Assistant Treasurer
Executive Vice President, Principal
Marketing Services	Executive Officer, Associate Treasurer	Wanda M. McManus
Putnam Retail Management	and Compliance Liaison	Vice President, Senior Associate Treasurer
One Post Office Square		and Assistant Clerk
Boston, MA 02109	Jonathan S. Horwitz
	Senior Vice President and Treasurer	Nancy E. Florek
Custodian		Vice President, Assistant Clerk,
State Street Bank and Trust Company	Steven D. Krichmar	Assistant Treasurer and Proxy Manager
Vice President and Principal Financial Officer
Legal Counsel
Ropes & Gray LLP	Janet C. Smith
Vice President, Principal Accounting Officer
Independent Registered Public	and Assistant Treasurer
Accounting Firm
PricewaterhouseCoopers LLP	Susan G. Malloy
Vice President and Assistant Treasurer
Trustees
John A. Hill, Chairman	Beth S. Mazor
Jameson A. Baxter, Vice Chairman	Vice President
Charles B. Curtis
Robert J. Darretta	James P. Pappas
Myra R. Drucker	Vice President
Charles E. Haldeman, Jr.
Paul L. Joskow	Francis J. McNamara, III
Elizabeth T. Kennan	Vice President and Chief Legal Officer
Kenneth R. Leibler
Robert E. Patterson	Robert R. Leveille
George Putnam, III	Vice President and Chief Compliance Officer
Robert L. Reynolds
Richard B. Worley

This report is for the information of shareholders of Putnam New Value Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit www.putnam.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

PUTNAM INVESTMENTS

One Post Office Square
Boston, Massachusetts 02109

www.putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS

Forwarding service requested

Founded in 1937, Putnam Investments began with the principle that a balance between risk and reward is the mark of a well-rounded financial program. Today, we manage money with a focus on seeking consistent results over time. This balanced approach continues to underscore everything we do.

Not FDIC Insured	May Lose Value	No Bank Guarantee

AN005 252917 10/08

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In May 2008, the Code of Ethics of Putnam Investment Management, LLC was updated in its entirety to include the amendments adopted in August 2007 as well as a several additional technical, administrative and non-substantive changes.

Item 3. Audit Committee Financial Expert:

The Funds' Audit and Compliance Committee is comprised solely of Trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The Trustees believe that each of the members of the Audit and Compliance Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Patterson, Mr. Leibler, Mr. Hill and Mr. Darretta meets the financial literacy requirements of the New York Stock Exchange's rules and qualifies as an "audit committee financial expert" (as such term has been defined by the Regulations) based on their review of his pertinent experience and education. Certain other Trustees, although not on the Audit and Compliance Committee, would also qualify as "audit committee financial experts." The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Compliance Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal		Audit-
year	Audit	Related	Tax	All Other
ended	Fees	Fees	Fees	Fees

August 31, 2008	$80,951	$-	$3,680	$565*

August 31, 2007	$80,741	$271	$3,366	$695*

* Includes fees of $565 and $512 billed by the fund’s independent auditor to the fund for procedures necessitated by regulatory and litigation matters for the fiscal years ended August 31, 2008 and August 31, 2007, respectively. These fees were reimbursed to the fund by Putnam Investment Management, LLC (“Putnam Management”).

For the fiscal years ended August 31, 2008 and August 31, 2007, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $82,484 and $ 119,547 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund's last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

All Other Fees represent fees billed for services relating to an analysis of recordkeeping fees and procedures necessitated by regulatory and litigation matters..

Pre-Approval Policies of the Audit and Compliance Committee. The Audit and Compliance Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit and Compliance Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal	Audit-		All	Total
year	Related	Tax	Other	Non-Audit
ended	Fees	Fees	Fees	Fees

August 31,

2008	$ -	$ 15,000	$ -	$ -

August 31,

, 2007	$ -	$ 26,129	$ -	$ -

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Investment Funds

By (Signature and Title):

/s/Janet C. Smith
Janet C. Smith
Principal Accounting Officer

Date: October 28, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Charles E. Porter
Charles E. Porter
Principal Executive Officer

Date: October 28, 2008

By (Signature and Title):

/s/Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer

Date: October 28, 2008